Prospectus
April 15, 2011

TD Asset Management USA Funds Inc.

TDAM Money Market Portfolio
Investor Class (WTOXX)
Premium Class (NPLXX)

TDAM U.S. Government Portfolio
Investor Class (WTUXX)

TDAM Municipal Portfolio
Investor Class (WTMXX)

TDAM California Municipal Money Market Portfolio
Investor Class (WCAXX)

TDAM New York Municipal Money Market Portfolio
Investor Class (WNYXX)

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved the Portfolios’ shares or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

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TD ASSET MANAGEMENT USA FUNDS INC.

SUMMARY	3
TDAM Money Market Portfolio	3
TDAM U.S. Government Portfolio	6
TDAM Municipal Portfolio	9
TDAM California Municipal Money Market Portfolio	12
TDAM New York Municipal Money Market Portfolio	15
DETAILS ABOUT THE PORTFOLIOS	18
Portfolio Overview	18
Investment Objectives	18
Investment Strategies	18
Principal Risks	21
Who May Want to Invest	22
HOW TO BUY AND SELL SHARES	22
How to Buy Shares	23
How to Sell Shares	24
How to Exchange Between Portfolios	26
SHAREHOLDER INFORMATION	26
Statements and Reports to Shareholders	26
Pricing Your Shares	26
Dividends	27
Taxes	27
Frequent Purchases and Redemptions	29
Disclosure of Portfolio Holdings	30
PORTFOLIO MANAGEMENT	30
Investment Manager	30
Administrator	30
Distributor	30
Distribution (12b-1) Plan and Other Distribution Arrangements	31
Shareholder Servicing	31
ABOUT CALIFORNIA AND NEW YORK	31
California	31
New York	33
FINANCIAL HIGHLIGHTS	34
FOR MORE INFORMATION	Back Cover

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SUMMARY

TDAM Money Market Portfolio

Investment Objective

The TDAM Money Market Portfolio (the “Money Market Portfolio”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Portfolio.

	Investor Class		Premium Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases		None		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.08%		0.08%
Distribution (12b-1) Fees		0.45%		0.365%
Other Expenses
Shareholder Servicing Fees	0.25%		0.05%
All Other Expenses	0.16%		0.115%
Total Other Expenses		0.41%		0.165%
Total Annual Operating Expenses		0.94%		0.61%

Example

This Example is intended to help you compare the cost of investing in the Money Market Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Money Market Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$96	$300	$520	$1,155
Premium Class	$62	$195	$340	$762

Investment Strategies

The Money Market Portfolio is a money market fund. The Money Market Portfolio invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

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The Money Market Portfolio invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Money Market Portfolio’s investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and other money market instruments. The Money Market Portfolio also invests in asset-backed securities and asset-backed commercial paper (collectively, “asset-backed securities”). Such securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. The credit quality of asset-backed securities purchased by the Portfolio is often improved in comparison to that of the underlying loans or receivables through credit enhancement and liquidity enhancement mechanisms. Forms of enhancement include letters of credit, surety bond guarantees, overcollateralization, excess spread protection, subordination of other classes of debt, early amortization and cash reserve accounts. Most programs utilize some or all of these forms of enhancement.

Principal Risks

Interest Rate Risk  — The income from the Money Market Portfolio will vary with changes in prevailing interest rates.

Credit Risk  — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its obligations at maturity.

Prepayment Risk  — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Money Market Portfolio to reinvest assets in lower yielding securities.

Asset-Backed Securities Risk  — The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to prepayment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs.

An investment in the Money Market Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance

The following bar chart and table illustrate the risks of investing in the Investor Class of the Money Market Portfolio. The bar chart shows changes in the Investor Class’ performance from year to year. The returns for Premium Class shares of the Money Market Portfolio will vary from the returns of Investor Class shares of the Money Market Portfolio as a result of differences in expenses applicable to each Class. The table below shows average annual total returns of each Class of the Money Market Portfolio. Of course, past performance is not necessarily an indication of how the Money Market Portfolio will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

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YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

Money Market Portfolio — Investor Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 1.31% (for the quarter ended 03/31/2001) and 0.01% (for the quarter ended 03/31/2010), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/10 (1)

	1 Year	5 Years	10 Years	Since Inception Premium Class: February 27, 2006)
Money Market Portfolio — Investor Class	0.05%	2.15%	1.96%	2.92%
Money Market Portfolio — Premium Class	0.05%	-%	-%	2.31%

(1)	As of 12/31/10, the 7-day yields for the Money Market Portfolio — Investor Class and Premium Class were 0.05% and 0.05%, respectively.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Money Market Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You many purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open.

Investment and Balance Minimums.   For the Premium Class of shares of the Money Market Portfolio, there is a $100,000 minimum for initial purchases ($15,000 for retirement accounts and $25,000 for TD Ameritrade clients with brokerage account balances of at least $100,000) and a $5,000 minimum for subsequent purchases ($2,000 for retirement accounts). The Investor Class of the Money Market Portfolio is not subject to these minimums, but may be subject to minimums set by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The Money Market Portfolio intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Money Market Portfolio through a broker-dealer or other Financial Intermediary (such as a bank), the Money Market Portfolio and its related companies may pay the intermediary for the sale of Money Market Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the Money Market Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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TDAM U.S. Government Portfolio

Investment Objective

The TDAM U.S. Government Portfolio (the “U.S. Government Portfolio”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the U.S. Government Portfolio.

	Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%

Distribution (12b-1) Fees		0.45%

Other Expenses
Shareholder Servicing Fees	0.25%

All Other Expenses	0.15%

Total Other Expenses		0.40%

Total Annual Operating Expenses		0.95%

Example

This Example is intended to help you compare the cost of investing in the U.S. Government Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the U.S. Government Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$97	$303	$525	$1,166

Investment Strategies

The U.S. Government Portfolio is a money market fund. The U.S. Government Portfolio invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

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The U.S. Government Portfolio invests primarily in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations. The U.S. Government Portfolio normally invests at least 80% of its total assets in government securities.

Principal Risks

Interest Rate Risk  — The income from the U.S. Government Portfolio will vary with changes in prevailing interest rates.

Credit Risk  — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its obligations at maturity. The U.S. Government Portfolio reduces credit risk by investing primarily in U.S. government and agency securities. However, not all of these securities in which the U.S. Government Portfolio may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

Prepayment Risk  — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the U.S. Government Portfolio to reinvest assets in lower yielding securities.

An investment in the U.S. Government Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance

The following bar chart and table illustrate the risks of investing in the Investor Class of the U.S. Government Portfolio. The bar chart shows changes in the Investor Class’ performance from year to year. The table below shows average annual total returns of the Investor Class of the U.S. Government Portfolio. Of course, past performance is not necessarily an indication of how the U.S. Government Portfolio will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

U.S. Government Portfolio — Investor Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 1.27% (for the quarter ended 03/31/2001) and 0.01% (for the quarter ended 03/31/2010), respectively.

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AVERAGE ANNUAL TOTAL RETURN for the period ended 12/31/10 (1)

	1 Year	5 Years	10 Years
U.S. Government Portfolio — Investor Class	0.03%	1.99%	1.82%

(1)	As of 12/31/10, the 7-day yield for the U.S. Government Portfolio — Investor Class was 0.03%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the U.S. Government Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open.

The Investor Class of the U.S. Government Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The U.S. Government Portfolio intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. However, all or some of the dividends received from the U.S. Government Portfolio may be exempt from individual state and/or local income taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the U.S. Government Portfolio through a broker-dealer or other Financial Intermediary (such as a bank), the U.S. Government Portfolio and its related companies may pay the intermediary for the sale of U.S. Government Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the U.S. Government Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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TDAM Municipal Portfolio

Investment Objective

The TDAM Municipal Portfolio (the “Municipal Portfolio”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Municipal Portfolio.

	Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.45%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.18%
Total Other Expenses		0.43%
Total Annual Operating Expenses		0.98%

Example

This Example is intended to help you compare the cost of investing in the Municipal Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Municipal Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$100	$312	$542	$1,201

Investment Strategies

The Municipal Portfolio is a money market fund. The Municipal Portfolio invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

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Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The Municipal Portfolio invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The Municipal Portfolio normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The income from these securities is exempt from regular federal income tax, but may be subject to the federal alternative minimum tax (“AMT”).

Principal Risks

Interest Rate Risk  — The income from the Municipal Portfolio will vary with changes in prevailing interest rates.

Credit Risk  — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its obligations at maturity.

Prepayment Risk  — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Municipal Portfolio to reinvest assets in lower yielding securities.

Tax Risk —  The Municipal Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the investment manager nor the Municipal Portfolio guarantee that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to Municipal Portfolio shareholders could be recharacterized as taxable.

An investment in the Municipal Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Municipal Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance

The following bar chart and table illustrate the risks of investing in the Investor Class of the Municipal Portfolio. The bar chart shows changes in the Investor Class’ performance from year to year. The table below shows average annual total returns of the Investor Class of the Municipal Portfolio. Of course, past performance is not necessarily an indication of how the Municipal Portfolio will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

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YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

Municipal Portfolio — Investor Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.74% (for the quarter ended 03/31/2001) and 0.01% (for the quarter ended 03/31/2010), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/10 (1)

	1 Year	5 Years	10 Years
Municipal Portfolio — Investor Class	0.03%	1.31%	1.22%

(1)	As of 12/31/10, the 7-day yield for the Municipal Portfolio — Investor Class was 0.03%. As of 12/31/10, the tax-equivalent 7-day yield for the Municipal Portfolio — Investor Class was 0.05%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”), is the Municipal Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open.

The Investor Class of the Municipal Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The Municipal Portfolio intends to make distributions that are exempt from regular federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Municipal Portfolio through a broker-dealer or other Financial Intermediary (such as a bank), the Municipal Portfolio and its related companies may pay the intermediary for the sale of Municipal Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the Municipal Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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TDAM California Municipal Money Market Portfolio

Investment Objective

The TDAM California Municipal Money Market Portfolio (the “California Portfolio”) seeks maximum current income that is exempt from regular federal and California State income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the California Portfolio.

	Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.45%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.19%
Total Other Expenses		0.44%

Total Annual Operating Expenses		0.99%

Example

This Example is intended to help you compare the cost of investing in the California Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the California Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$101	$315	$547	$1,213

Investment Strategies

The California Portfolio is a money market fund. The California Portfolio invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

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The California Portfolio will normally invest at least 80% of its total assets in municipal securities, including those issued by the state of California or the state’s political subdivisions, authorities or instrumentalities, or by corporations established for public purposes. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States, such as Puerto Rico. In the opinion of the issuer’s bond counsel, the income from these securities is exempt from the state of California’s personal income tax and federal income tax. However, this income may be subject to the AMT. When suitable California state tax-exempt securities are unavailable, the California Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax.

Principal Risks

Interest Rate Risk  — The income from the California Portfolio will vary with changes in prevailing interest rates.

Credit Risk  — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its obligations at maturity.

Prepayment Risk  — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the California Portfolio to reinvest assets in lower yielding securities.

California Municipal Securities Risk  — The yields of California municipal securities depend on, among other things, conditions in the state’s municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue. Because the California Portfolio will invest a large portion of its assets in California municipal securities, it is more vulnerable to events adversely affecting the state of California, including economic, political and regulatory occurrences or terrorism. While California’s economy is relatively diverse and thereby less vulnerable to events affecting a particular industry, it continues to be affected by serious fiscal conditions and voter-passed initiatives limit the State’s ability to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes or fires.

Non-Diversification Risk  — The California Portfolio’s “non-diversified” status allows it to invest more than 5% of its assets in a single issuer. As a result, the California Portfolio is riskier than other types of money market funds that require greater diversification among issuers.

Tax Risk  — The California Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Investment Manager nor the California Portfolio guarantee that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to California Portfolio shareholders could be recharacterized as taxable.

An investment in the California Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the California Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance

The following bar chart and table illustrate the risks of investing in the Investor Class of the California Portfolio. The bar chart shows changes in the Investor Class’ performance from year to year. The table below shows average annual total returns of the Investor Class of the California Portfolio. Of course, past performance is not necessarily an indication of how the California Portfolio will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

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YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

California Portfolio — Investor Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.69% (for the quarter ended 06/30/2007) and 0.01% (for the quarter ended 03/31/2010), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/10 (1)

	1 Year	5 Years	10 Years
California Portfolio — Investor Class	0.03%	1.25%	1.18%

(1)	As of 12/31/10, the 7-day yield for the California Portfolio — Investor Class was 0.03%. As of 12/31/10, the tax-equivalent 7-day yield for the California Portfolio — Investor Class was 0.05%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the California Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open.

The Investor Class of the California Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The California Portfolio intends to make distributions that are exempt from regular federal income tax and California personal income tax. Individual shareholders of the California Portfolio who reside in California will not be subject to state income tax on distributions received from the California Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the State of California and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, and that the California Portfolio qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) the Internal Revenue Code.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the California Portfolio through a broker-dealer or other Financial Intermediary (such as a bank), the California Portfolio and its related companies may pay the intermediary for the sale of

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California Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the California Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

TDAM New York Municipal Money Market Portfolio

Investment Objective

The TDAM New York Municipal Money Market Portfolio (the “New York Portfolio”) seeks maximum current income that is exempt from regular federal, New York State and City income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the New York Portfolio.

	Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%

Distribution (12b-1) Fees		0.45%

Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.25%

Total Other Expenses		0.50%

Total Annual Operating Expenses		1.05%

Example

This Example is intended to help you compare the cost of investing in the New York Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the New York Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$107	$334	$579	$1,283

Investment Strategies

The New York Portfolio is a money market fund. The New York Portfolio invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

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The New York Portfolio will normally invest at least 80% of its total assets in municipal securities, including those issued by the state of New York or the state’s political subdivisions, authorities or instrumentalities, or by corporations established for public purposes. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States, such as Puerto Rico. In the opinion of the issuer’s bond counsel, the income from these securities is exempt from the state of New York’s personal income tax and federal income tax. However, this income may be subject to the AMT. When suitable New York state tax-exempt securities are unavailable, the New York Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax.

Principal Risks

Interest Rate Risk  — The income from the New York Portfolio will vary with changes in prevailing interest rates.

Credit Risk  — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its obligations at maturity.

Prepayment Risk  — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the New York Portfolio to reinvest assets in lower yielding securities.

New York Municipal Securities Risk  — The yields of New York municipal securities depend on, among other things, conditions in the state’s municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue. Because the New York Portfolio will invest a large portion of its assets in New York municipal securities, it is more vulnerable to events adversely affecting the state of New York, including economic, political and regulatory occurrences or terrorism. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. As a result, the state’s economy is especially vulnerable to adverse events affecting the financial markets.

Non-Diversification Risk  — The New York Portfolio’s “non-diversified” status allows it to invest more than 5% of its assets in a single issuer. As a result, the New York Portfolio is riskier than other types of money market funds that require greater diversification among issuers.

Tax Risk  — The New York Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Investment Manager nor the New York Portfolio guarantee that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to New York Portfolio shareholders could be recharacterized as taxable.

An investment in the New York Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the New York Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance

The following bar chart and table illustrate the risks of investing in the Investor Class of the New York Portfolio. The bar chart shows changes in the Investor Class’ performance from year to year. The table below shows average annual total returns of the Investor Class of the New York Portfolio. Of course, past performance is not necessarily an indication of how the New York Portfolio will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

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YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

New York Portfolio — Investor Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.71% (for the quarter ended 12/31/2006) and 0.01% (for the quarter ended 03/31/2010), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/10 (1)

	1 Year	5 Years	10 Years
New York Portfolio — Investor Class	0.03%	1.25%	1.18%

(1)	As of 12/31/10, the 7-day yield for the New York Portfolio — Investor Class was 0.03%. As of 12/31/10, the tax-equivalent 7-day yield for the New York Portfolio — Investor Class was 0.05%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the New York Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open.

The Investor Class of the New York Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The New York Portfolio intends to make distributions that are exempt from regular federal income tax. Individual shareholders of the New York Portfolio who reside in New York State will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the New York Portfolio through a broker-dealer or other Financial Intermediary (such as a bank), the New York Portfolio and its related companies may pay the intermediary for the sale of New York Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the New York Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

DETAILS ABOUT THE PORTFOLIOS

Portfolio Overview

The Money Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Portfolio and the New York Portfolio (each, a “Portfolio,” and collectively, the “Portfolios”) are series of TD Asset Management USA Funds Inc. (the “Company”). The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). This prospectus relates to the Investor Class of each of the Portfolios and the Premium Class of the Money Market Portfolio (collectively, the “Classes”). Each Portfolio offers one or more other share classes through a separate prospectus.

Investment Objectives

Each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

The California Portfolio seeks maximum current income that is exempt from regular federal and California State income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

The New York Portfolio seeks maximum current income that is exempt from regular federal, New York State and City income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

There is no guarantee that any Portfolio will be able to maintain a stable share price.

If the Investment Manager’s strategies do not work as intended, the Portfolio may not achieve its investment objective.

Investment Strategies

Each Portfolio is a money market fund. Each Portfolio invests in high quality money market securities that the Investment Manager (as defined below) believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements. In a repurchase agreement, a Portfolio acquires ownership of a security from a financial institution that agrees to repurchase the security later at a time and price that determine the yield during the Portfolio’s holding period. Particular types of money market securities are described in the Portfolios’ Statement of Additional Information (“SAI”).

The Money Market Portfolio has the flexibility to invest in a broad range of high quality money market securities. The U.S. Government Portfolio offers an added measure of safety by investing primarily in

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obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, not all of these obligations in which the U.S. Government Portfolio (and each other Portfolio of the Company) may invest are backed by the full faith and credit of the U.S. government, as discussed below under “U.S. Government Portfolio.” The Municipal Portfolio offers income exempt from regular federal income taxes by investing primarily in municipal securities. The California Portfolio and the New York Portfolio invest in high quality municipal obligations issued by their corresponding state (California or New York), the state’s political subdivisions and other qualifying issuers believed by the Investment Manager to present minimal credit risk. The California Portfolio and the New York Portfolio are intended solely for California or New York residents, respectively.

As money market funds, the Portfolios comply with a range of federal regulations relating to quality, maturity, liquidity and diversification that are designed to promote price stability. Under the maturity standards, each Portfolio maintains an average portfolio maturity of 60 days or less (weighted by the relative values of its holdings), and does not invest in any securities with a remaining maturity of more than 397 days (approximately 13 months). Under the quality standards, each Portfolio invests only in securities that, at the time of purchase, are in the two highest short-term rating categories or are of equivalent quality in the judgment of the Portfolio’s Investment Manager.

Each Portfolio may invest in other investment companies consistent with its investment objective and strategies. Any such investments will be made solely in no-load money market funds.

Money Market Portfolio.   The Money Market Portfolio invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Portfolio’s investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and other money market instruments. The Money Market Portfolio also invests in asset-backed securities and asset-backed commercial paper (collectively, “asset-backed securities”). Such securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. The credit quality of asset-backed securities purchased by the Portfolio is often improved in comparison to that of the underlying loans or receivables through credit enhancement and liquidity enhancement mechanisms. Forms of enhancement include letters of credit, surety bond guarantees, overcollateralization, excess spread protection, subordination of other classes of debt, early amortization and cash reserve accounts. Most programs utilize some or all of these forms of enhancement.

U.S. Government Portfolio.   The U.S. Government Portfolio invests primarily in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations. The U.S. Government Portfolio normally invests at least 80% of its total assets in government securities.

Some of the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. government, including, but not limited to, direct obligations issued by the U.S. Treasury, obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Federal Housing Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. Obligations issued by other government entities that may be chartered or sponsored by Acts of Congress, called Government Sponsored Enterprises or “GSEs,” like obligations of Fannie Mae (Federal National Mortgage Association), Freddie Mac (Federal Home Loan Mortgage Corp.), the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association (“SLMA” or “Sallie Mae”) and the Federal Farm Credit Bank are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. However, these issuers, except the Federal Farm Credit Bank, have the right to borrow limited amounts from the U.S. Treasury to meet their obligations. In contrast, the obligations of other issuers, like the Federal Farm Credit Bank, depend entirely upon their own resources to repay their debt obligations. Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corp.) historically were agencies sponsored by the U.S. government that were

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supported only by the credit of the issuing agencies and not backed by the full faith and credit of the U.S. government. However, in September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although the U.S. government or its agencies currently provide financial support to such entities, no assurance can be given that they will always do so.  The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.  A U.S. government guarantee of the securities owned by a Portfolio does not guarantee the net asset value of the Portfolio’s shares.

The U.S. Government Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, the U.S. Government Portfolio may temporarily invest its assets, without limitation, in taxable money market investments. Interest income from temporary investments is taxable to shareholders as ordinary income. The effect of taking such a temporary defensive position is that the Portfolio may not achieve its investment objective.

Municipal Portfolio, California Portfolio and New York Portfolio.   The Municipal Portfolio invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The Municipal Portfolio normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The income from these securities is exempt from regular federal income tax, but may be subject to the federal alternative minimum tax (“AMT”).

Each of the California Portfolio and the New York Portfolio normally will invest at least 80% of its total assets in municipal securities, including those issued by the Portfolio’s corresponding state or the state’s political subdivisions, authorities or instrumentalities, or by corporations established for public purposes. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States, such as Puerto Rico. In the opinion of the issuer’s bond counsel, the income from these securities is exempt from the specific state’s personal income tax and federal income tax. However, this income may be subject to the AMT. When suitable tax-exempt securities of the specific state are unavailable, each of the California Portfolio and the New York Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax.

Municipal securities may be either “general obligation” or “revenue” securities; that is, they may be secured by a pledge of the issuing municipality’s full credit or rely only on the revenues of a particular project or other special revenue.

Each Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, each Portfolio may temporarily invest its assets, without limitation, in taxable money market investments. Interest income from temporary investments is taxable to shareholders as ordinary income. The effect of taking such a temporary defensive position is that the Portfolio may not achieve its investment objective.

Moreover, although each Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities. Investment in municipal securities repayable from related revenue streams further concentrates a Portfolio’s risks.

Each Portfolio may purchase municipal securities together with the right to resell them to the seller at a specified price or yield within a certain period. Such a right, known as a stand-by commitment, allows the Portfolio to be fully invested in municipal securities while preserving liquidity. Particular securities and techniques, and their related risks, are described in the SAI.

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Principal Risks

The income from each Portfolio will vary with changes in prevailing interest rates. In addition, each Portfolio’s investments are subject to “credit risk,” which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. The U.S. Government Portfolio reduces credit risk by investing primarily in U.S. government and agency securities. However, as discussed above, not all of these securities in which the U.S. Government Portfolio (and each other Portfolio of the Company) may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Portfolio’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Although each Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Portfolio. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Municipal Portfolio, California Portfolio and New York Portfolio.   Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Investment Manager nor the Portfolios guarantee that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable.

California Portfolio and New York Portfolio.   The yields of California or New York municipal securities depend on, among other things, conditions in that state’s municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue. Because each of the California Portfolio and the New York Portfolio will invest a large portion of its assets in the applicable state’s municipal securities, it is more vulnerable to events adversely affecting such state, including economic, political and regulatory occurrences or terrorism. While California’s economy is relatively diverse and thereby less vulnerable to events affecting a particular industry, it continues to be affected by serious fiscal conditions and voter-passed initiatives limit the State’s ability to raise revenues, particularly with respect to real property taxes.  California’s economy may also be affected by natural disasters, such as earthquakes or fires. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. As a result, the state’s economy is especially vulnerable to adverse events affecting the financial markets.

Each of the California Portfolio’s and New York Portfolio’s “non-diversified” status allows it to invest more than 5% of its assets in a single issuer. As a result, these Portfolios are riskier than other types of money market funds that require greater diversification among issuers. These Portfolios are more vulnerable to unfavorable developments within that state than funds that invest in municipal securities of many states because they invest primarily in securities issued by a single state and its municipalities.

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Who May Want to Invest

The Portfolios may be appropriate for the following investors:

•	Investors looking to earn income at current money market rates from a high quality portfolio.

•	Investors looking for a liquid investment that preserves capital.

•	Investors pursuing a short-term investment goal.

In addition:

•	The Municipal Portfolio may be appropriate for investors looking for income that is exempt from regular federal income tax.

•	The California Portfolio may be appropriate for investors looking to earn income that is exempt from regular federal and California State income taxes.

•	The New York Portfolio may be appropriate for investors looking to earn income that is exempt from regular federal and New York State and City income taxes.

HOW TO BUY AND SELL SHARES

Investors may purchase shares of the Portfolios through an account with TD Ameritrade, Inc. (“TD Ameritrade”), an affiliate of the Investment Manager, or certain other authorized financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that have entered into a selling or dealer agreement with the Portfolios’ principal underwriter (collectively, “Financial Intermediaries”).

If you would like to purchase shares of a Portfolio through TD Ameritrade and you are not already a client, you need to open a TD Ameritrade brokerage account by completing and signing a TD Ameritrade New Account Application. To request an application, please visit

TD Ameritrade online at www.tdameritrade.com or call (800) 669-3900.  Mail it, together with your check, to TD Ameritrade, Inc., P.O. Box 2209, Omaha, NE 68103-2209. Once your account is open, please call (800) 669-3900 to either change your investment vehicle or make a direct purchase.

Investment and Balance Minimums.   For the Premium Class of shares of the Money Market Portfolio, there is a $100,000 minimum for initial purchases ($15,000 for retirement accounts and $25,000 for TD Ameritrade clients with brokerage account balances of at least $100,000) and a $5,000 minimum for subsequent purchases ($2,000 for retirement accounts). The Premium Class of the Money Market Portfolio has a minimum balance requirement of $20,000 ($15,000 for retirement accounts) for each shareholder account. The Money Market Portfolio may waive these requirements at any time in its discretion. The Investor Class of the Portfolios is not subject to these minimums.

Automatic Sweep.   The Investor Class of each of the Portfolios is available as a sweep option for (i) clients of TD Ameritrade Institutional; (ii) clients who had cash balances in excess of $250,000 in a TD Ameritrade brokerage account on June 4, 2009; (iii) clients of TD Ameritrade who had accounts with the Portfolios (except the Money Market Portfolio) as of January 7, 2004, without regard to Portfolio balance amounts and had cash balances in excess of $250,000 on June 4, 2009; and (iv) clients of TD Ameritrade whose assets were transferred into the Investor Class following a redemption from another money market fund on May 14, 2007, and who had cash balances in excess of $250,000 on June 4, 2009. In addition, the Investor Class of the Money Market Portfolio remains available as a sweep option for clients of TD Ameritrade who had accounts with the Portfolios as of January 7, 2004, and had more than $100,000 in Investor Class shares, and had cash balances in excess of $250,000 on June 4, 2009. The continued use of any Portfolio as a sweep vehicle by any client of TD Ameritrade is subject to the terms and conditions of your TD Ameritrade brokerage account agreement, and TD Ameritrade may change the eligibility criteria for this sweep investment feature or terminate this feature as an option. In addition, sweep accounts may be subject to minimum purchase and minimum balance requirements established by TD Ameritrade or the Selected Broker, as defined below,

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through which you purchase shares. Please call (800) 669-3900 for more details. The Premium Class of the Money Market Portfolio is available for direct purchases only and is not available as a sweep option.

If you are eligible to continue to designate a Portfolio as your sweep investment and have set up your brokerage account with TD Ameritrade or another Financial Intermediary for automatic sweep into a Portfolio, free credit balances in your brokerage account will be invested or “swept” automatically each business day into the Portfolio you have selected (“Selected Portfolio”), subject to applicable minimum investment requirements. This feature keeps your money working for you while it is not invested in other securities. “Free credit balances” refers to any settled or cleared funds in your TD Ameritrade brokerage account that are available for payment or investment.

TD Ameritrade Cash Management Services.   For those TD Ameritrade clients who qualify, TD Ameritrade provides additional cash management services. You should contact a TD Ameritrade investment consultant for more details. To set up TD Ameritrade cash management services, you should complete the appropriate section of the TD Ameritrade new account application.

How to Buy Shares

The Portfolios are open for business on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal     Reserve Bank of New York (the “Fed”) is open (a “Portfolio Business Day”). In addition, the Portfolios may elect, in their discretion, if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday. Currently, the NYSE is closed on weekends and certain holidays. A Portfolio may close early on any Portfolio Business Day on which the Securities Industry and Financial Markets Association recommends that bond markets close early. In addition, Portfolio shares cannot be purchased by Federal Reserve wire on federal holidays on which wire transfers are restricted.

Shares are purchased at the next net asset value (“NAV”) per share calculated after an order and payment are received by a Portfolio. There is no sales charge to buy shares of a Portfolio.

Each Portfolio reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including certain purchase orders by exchange.

Clients of TD Ameritrade

You may purchase shares of the Premium Class of the Money Market Portfolio by way of a direct purchase as set forth below.

Direct Purchases.   A TD Ameritrade brokerage client may purchase shares of the Premium Class of the Money Market Portfolio by placing an order directly with a TD Ameritrade Client Services Representative at (800) 669-3900. Checks should be made payable to “TD Ameritrade, Inc.” and you should write your TD Ameritrade account number on the check. The check will be deposited to your TD Ameritrade brokerage account. Shares of a Portfolio will be purchased on the business day following clearance of the check.

Whether by mail, telephone or electronically, please indicate your wish to buy shares of the Premium Class of the Money Market Portfolio and provide the following information:

•	your TD Ameritrade account number

•	the dollar amount you wish to invest or share amount you wish to purchase

By Automatic Sweep.   For those TD Ameritrade clients who qualify for the automatic sweep feature, free credit balances in your TD Ameritrade brokerage account will be automatically invested the next business day in the Selected Portfolio you have chosen, subject to applicable minimum investment requirements established by TD Ameritrade and any changes to the eligibility criteria. Checks deposited to your TD Ameritrade brokerage account will be automatically invested in the Selected Portfolio after allowing three business days for clearance and shares of the Selected Portfolio will be purchased on the next business day. Net proceeds from securities transactions in your brokerage account will be automatically invested on the settlement date. Dividends and interest payments from investments in your brokerage account will be automatically invested in the Selected Portfolio on the day after they are credited to your account.

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Clients of Financial Intermediaries

Shares may be purchased and redeemed through Financial Intermediaries. Financial Intermediaries may receive payments as a processing agent from the Transfer Agent (as defined below). In addition, Financial Intermediaries may charge their clients a fee for their services, no part of which is received by a Portfolio.

Investors who purchase shares through a Financial Intermediary will be subject to the procedures of their Financial Intermediary, which may include charges, limitations, investment minimums, cutoff times and restrictions. Any such charges imposed by a Financial Intermediary would reduce the return on an investment in a Portfolio. Investors should acquaint themselves with their Financial Intermediary’s procedures and should read this Prospectus in conjunction with any material and information provided by their Financial Intermediary. Investors who purchase shares of a Portfolio through a Financial Intermediary may or may not be the shareholder of record. Financial Intermediaries are responsible for promptly transmitting purchase, redemption and other requests to the Portfolios.

Certain shareholder services, such as periodic investment programs, may not be available to clients of certain Financial Intermediaries. Shareholders should contact their Financial Intermediary for further information. The Portfolios may confirm purchases and redemptions of a Financial Intermediary’s clients directly to the Financial Intermediary, which in turn will provide its clients with confirmation and periodic statements. The Portfolios are not responsible for the failure of any Financial Intermediary to carry out its obligations to its client.

Your Financial Intermediary will establish and maintain your account and be the stockholder of record. In the event that a Portfolio holds a stockholders’ meeting, your Financial Intermediary, as record holder, will vote your shares in accordance with your instructions. If you do not give your Financial Intermediary voting instructions, your Financial Intermediary may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Financial Intermediary acts. If you wish to transfer your account, you may only transfer it to another financial institution or broker-dealer that acts as a Financial Intermediary. For more information on purchasing shares, please contact your Financial Intermediary directly.

How to Sell Shares

You may sell (redeem) your shares on a Portfolio Business Day.

Clients of TD Ameritrade

To sell (redeem) shares of a Portfolio, TD Ameritrade clients may use any of the methods outlined below. Portfolio shares are redeemed at the next NAV calculated after receipt by the Portfolio of a redemption request in proper form.

With every request to sell shares, you will need to include the following information:

•	your TD Ameritrade account number

•	the Portfolio and Class

•	the dollar or share amount you wish to sell

Payment.   The proceeds of the redemption of your Portfolio shares ordinarily will be credited to your brokerage account the following business day after receipt by the Portfolio of a redemption request in proper form, but not later than seven calendar days after an order to sell shares is received. If you purchased shares by check, proceeds from a subsequent redemption may be held in your brokerage account to allow for clearance of the check (which may take up to 10 calendar days). Each Portfolio reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Portfolio’s NAV per share.

You may be charged a $5.00 fee by the Transfer Agent if you sell less than $5,000 worth of shares of the Premium Class of the Money Market Portfolio.

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Direct Redemptions.   A TD Ameritrade brokerage client may redeem shares of any of the Portfolios by placing an order directly with a TD Ameritrade Client Services Representative at (800) 669-3900. TD Ameritrade clients may also redeem shares by mailing a letter of instruction with the information indicated above, signed by one of the registered account holders in the exact form specified on the account, to any TD Ameritrade office or online at http://www.tdameritrade.com if other than a sweep position.

Redemptions.   In the case of a Selected Portfolio selected as a sweep option, shares of your Selected Portfolio may be sold to satisfy a debit balance in your TD Ameritrade brokerage account. To the extent that there are not a sufficient number of shares of your Selected Portfolio to satisfy any such debit, shares that you own of the other Portfolios or any other money market portfolio of the Company may be sold. In addition, shares may be sold to settle securities transactions in your TD Ameritrade brokerage account if on the day before settlement there is insufficient cash in the account to settle the net transactions. Your brokerage account, as of the close of business each business day, will be scanned for debits and pending securities settlements, and after application of any available cash or cash equivalent in the account to the debits, a sufficient number of shares may be sold the following business day to satisfy any remaining debits. Shares may also be sold to provide the cash collateral necessary to meet your margin obligations to TD Ameritrade.

Each Portfolio’s shares may be subject to redemption should the TD Ameritrade brokerage account in which they are held be closed or if your account fails to meet requirements established by TD Ameritrade or a Selected Broker, including requirements relating to minimum account balances. Please call (800) 669-3900 for more details.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary should redeem their shares through the Financial Intermediary. Your Financial Intermediary may allow you to make redemption requests by mail, by phone and/or electronically. Each Financial Intermediary is responsible for promptly submitting redemption requests to the Portfolios’ Transfer Agent. For your protection, a Portfolio may request documentation for large redemptions or other unusual activity in your account.

Your Financial Intermediary may impose a minimum account balance requirement. If so, your Financial Intermediary reserves the right to close your account if it falls below the required minimum balance. Please consult your Financial Intermediary for more information.

The Portfolios may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information on selling shares, please contact your Financial Intermediary directly.

Due to the cost of maintaining smaller accounts, the Money Market Portfolio, with respect to the Premium Class shares, reserves the right to redeem, upon not less than 60 days’ written notice, all shares in a shareholder’s account that falls below the applicable minimum account balance due to redemptions. In addition, each Portfolio’s shares may be subject to redemption should the brokerage account in which they are held be closed or if your account fails to meet requirements established by TD Ameritrade or a Financial Intermediary, including requirements relating to minimum account balances. Please call (800) 669-3900 for more details.

If you have cash management services features in your TD Ameritrade brokerage account and you withdraw cash from your TD Ameritrade brokerage account by way of a check or ATM/VISA® Check Card, shares of your Selected Portfolio may be sold to satisfy any resulting debit balance. Holders of the ATM/VISA® Check Card will not be liable for unauthorized withdrawals resulting in redemptions of Portfolio shares that occur after TD Ameritrade is notified of the loss, theft or unauthorized use of the Card. Further information regarding the rights of holders of the ATM/VISA® Check Card is set forth in the TD Ameritrade cash management services agreement provided to each client who has cash management services in his or her TD Ameritrade brokerage account. ATM cash withdrawals may be made through participating financial institutions. Although TD Ameritrade does not charge for ATM withdrawals, institutions may charge a fee in connection with their services.

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How to Exchange Between Portfolios

Shares of each of the Portfolios may be exchanged for shares of the same class of any other Portfolio. An exchange involves the redemption of the Class of shares of the Portfolio which you hold and the purchase of the corresponding Class of shares of another Portfolio at their respective NAVs after receipt of an exchange request in proper form. Each Portfolio reserves the right to reject specific exchange orders and, on 60 days’ prior written notice, to suspend, modify or terminate exchange privileges. There is no sales charge on shares you receive in an exchange.

Clients of TD Ameritrade

TD Ameritrade clients may change their designated Selected Portfolio to another Portfolio offered by this prospectus at any time without charge. To effect an exchange, call a TD Ameritrade Client Services Representative with instructions to move your money from one Portfolio to another, or you may mail written instructions to TD Ameritrade, Inc., P.O. Box 2209, Omaha, NE 68103-2209. Your letter should reference your TD Ameritrade brokerage account number, the Portfolio(s) and Class(es) from which you are exchanging and the Portfolio(s) and Class(es) into which you are exchanging. At least one registered account holder should sign this letter.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary may place exchange orders through their Financial Intermediary.

For more information on exchanging shares, please contact your Financial Intermediary directly.

SHAREHOLDER INFORMATION

Statements and Reports to Shareholders

The Portfolios do not issue share certificates but record your holdings in non-certificated form. Your Portfolio activity is reflected in your brokerage account statement. The Portfolios provide you with audited annual and unaudited semi-annual financial statements. To reduce expenses, only one copy of each of the annual and semi-annual financial statements and prospectus of the Portfolios, and any proxy statement or information statement relating to the Portfolios, will be sent to a single household without regard to the number of shareholders residing at such household, unless you request otherwise by calling or by sending a written request to your Financial Intermediary. Your Financial Intermediary will begin sending separate copies to your household within 30 days of receipt of your request.

Pricing Your Shares

The price of a Portfolio share on any given day is its NAV. Each Portfolio calculates its NAV per share each Portfolio Business Day as of the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern Time). Each Portfolio’s shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment is received by the Portfolio in the manner described under “How to Buy and Sell Shares.”

Note:  The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern Time).

To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Portfolio’s NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares. In addition, trading in some of a Portfolio’s securities may not occur on days when the Portfolio is open for business.

Like most money market funds, each Portfolio values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or accretion of discount) rather than at current market value. This method of valuation minimizes the effect of changes in

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a security’s market value and helps each Portfolio to maintain a stable $1.00 share price. The Board of Directors has adopted procedures pursuant to which the NAV of a Portfolio, as determined under the amortized cost method, is monitored in relation to the market value of the Portfolio.

Dividends

On each day that the NAV of a Portfolio is determined, such Portfolio’s net investment income will be declared at 4:00 p.m. (Eastern Time) as a daily dividend to shareholders of record. Dividends begin to accrue on the business day that an order and payment are received by a Portfolio. All expenses are accrued daily and are deducted before declaration of dividends to investors. Net capital gains, if any, realized by a Portfolio will be distributed at least annually.

Dividends are declared daily and are reinvested monthly. Dividends and distributions from a Portfolio will be reinvested in additional full and fractional shares of the same Portfolio at the NAV next determined after their payable date. You may elect to receive any monthly dividend in cash by submitting a written election to TD Ameritrade or your Financial Intermediary prior to the posting date of the specific month to which the election to receive cash relates.

Taxes

Dividends derived from taxable interest and short-term capital gains generally are taxable to a shareholder as ordinary income even though they are reinvested in additional Portfolio shares. Distributions of net long-term capital gains, if any, realized by a Portfolio are taxable to individual shareholders of a Portfolio as long-term capital gains (at a maximum rate of 15% for taxable years beginning on or before December 31, 2012), regardless of the length of time the shareholder may have held shares in the Portfolio at the time of the distribution. Due to the nature of the Portfolios’ investments, corporate shareholders will not be eligible for the dividends-received deduction with respect to dividends paid by a Portfolio. In addition, dividends paid by a Portfolio will not qualify for the 15% maximum tax rate applicable to certain dividends.

Dividends and other distributions by a Portfolio are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the portfolio during January of the following calendar year.

U.S. Government Portfolio.   All or some of the dividends received from the U.S. Government Portfolio may be exempt from individual state and/or local income taxes. You should consult with your tax adviser in this regard.

Municipal Portfolio, California Portfolio and New York Portfolio — Federal Income Tax.   Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio intend to declare and distribute dividends exempt from regular federal income tax. Shareholders of any such Portfolio will not be required to include the “exempt-interest” portion of dividends paid by the Portfolio in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends on their federal income tax returns. Exempt-interest dividends may be subject to state or local income taxes or give rise to a federal AMT liability. Exempt-interest dividends also may affect the amount of social security benefits subject to federal income tax and may have other collateral federal income tax consequences.

Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government, and any net short-term capital gains) are taxable to shareholders as ordinary income.

Interest on indebtedness which is incurred to purchase or carry shares of a Portfolio will not be deductible for federal income tax purposes to the extent such interest relates to the exempt-interest dividends received from the Portfolio.

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Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income.

To the extent that exempt-interest dividends are derived from certain private activity bonds (some of which were formerly referred to as industrial development bonds) issued after August 7, 1986, they will be treated as an item of tax preference and may, therefore, be subject to both the individual and corporate AMT. All exempt-interest dividends will be included in determining a corporate shareholder’s “adjusted current earnings.” Seventy-five percent of the excess, if any, of adjusted current earnings over a corporate shareholder’s alternative minimum taxable income, with certain adjustments, will be an upward adjustment to such corporation’s alternative minimum taxable income. Notwithstanding the above general rules applicable to the treatment of tax-exempt interest for purposes of the individual and corporate AMT, the American Recovery and Reinvestment Tax Act of 2009, signed into law on February 17, 2009 (“ARRTA”), temporarily suspends the inclusion of tax-exempt interest in AMT income for certain tax-exempt bonds. Under ARRTA, tax-exempt interest on new money bonds issued in 2009 and 2010 and on refunding bonds issued in 2009 and 2010 of bonds originally issued in 2004 through 2008 will be entirely excluded from AMT income for the life of the bond for individual and corporate taxpayers. In addition, refunding bonds issued after 2010 of new money bonds issued in 2009 or 2010 will likewise be excluded from AMT income. As such, the interest on private activity bonds that satisfy these requirements for this exclusion will not be treated as an item of tax preference for purposes of the individual and corporate AMT. Further, interest on tax-exempt bonds that satisfy these exclusion requirements will not be included in determining “adjusted current earnings” for purposes of the corporate AMT.

The percentage of dividends which constitutes exempt-interest dividends, and the percentage thereof (if any) which constitutes an item of tax preference, will be determined annually and will be applied uniformly to all dividends of a Portfolio declared during that year. These percentages may differ from the actual percentages for any particular day. Shareholders are advised to consult their tax advisers with respect to AMT consequences of an investment in a Portfolio.

The tax exemption of dividends from a Portfolio for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and you are advised to consult your own tax adviser as to the status of your dividends under state and local tax laws.

California Portfolio — California Personal Income Taxes.   The California Portfolio expects that substantially all of the dividends paid by it will be exempt from California personal income tax. In order for the Portfolio to pay exempt-interest dividends that are exempt from California personal income tax, California law generally requires that, at the close of each fiscal quarter, at least 50% of the value of the California Portfolio’s assets consist of obligations the interest on which is exempt from California personal income tax. Such obligations include obligations of the State of California and its political subdivisions and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam. Such exempt-interest dividends must be designated by the California Portfolio in a written notice mailed to the California Portfolio’s shareholders not later than 60 days after the close of the California Portfolio’s taxable year. Assuming compliance with these requirements, dividends and distributions made by the California Portfolio from interest on such obligations are exempt from California personal income tax. Distributions from other obligations, as well as distributions from market discount, or short- or long-term capital gains, are subject to California personal income tax. Corporate taxpayers should note that the California Portfolio’s dividends and distributions are not exempt from California state corporate income tax or franchise tax.

New York Portfolio — New York Personal Income Taxes.   Individual shareholders of the New York Portfolio resident in New York State will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter

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of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes. Other distributions from the New York Portfolio, including those related to market discount and capital gains, generally will not be exempt from state or city income tax. Distributions from the New York Portfolio will be included in net income, and shares of the New York Portfolio will be included in investment capital in determining state franchise or city general corporation taxes for corporate shareholders. Shares of the New York Portfolio will not be subject to any state or city property tax. Shareholders of the New York Portfolio should consult their advisers about other state and local tax consequences of their investments in the Portfolio.

Miscellaneous.   Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information for a reasonable fee.

Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

The Portfolios may be required to withhold U.S. federal income tax currently at the rate of 28% of all taxable distributions payable to you if you are a U.S. person and fail to provide the Portfolios in which you invest with your correct taxpayer identification number and to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

A 30% withholding tax will be imposed on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to enter into agreements with the IRS regarding providing the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, to comply with due diligence procedures with respect to the identification of U.S. accounts, to report to the IRS certain information with respect to U.S. accounts maintained, to agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and to determine certain other information as to their account holders.  Other foreign entities will need to provide the name, address, and TIN of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

In order to qualify for an exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

Frequent Purchases and Redemptions

Since the Portfolios are money market funds that are generally not designed for long-term investing and frequent purchases and redemptions of the Portfolios’ shares generally do not present risks to other shareholders of the Portfolios, the Board of Directors of the Company has determined that, at the present time, the Company need not adopt policies and procedures to prevent against frequent purchases and redemptions.

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Disclosure of Portfolio Holdings

 A description of the Company’s policies and procedures with respect to the disclosure of the Portfolios’ respective portfolio securities is  available (i) in the Portfolios’ SAI and (ii) on the TDAM USA Inc. website at www.tdamusa.com. Information about each Portfolio’s  portfolio holdings will be published on the Portfolio Holdings section of the website (www.tdamusa.com) as of the end of each month,  generally subject to a 5-day lag between the date of the information and the date on which the information is disclosed, in accordance with  Rule 2a-7 under the 1940 Act.  The Company also will publish on the website each Portfolio’s month-end top ten holdings, generally with a  30-day lag time. This information will remain available on the website at least until the date on which the Company files its Form N-CSR or  Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current.

PORTFOLIO MANAGEMENT

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”), 31 West 52nd Street, New York, NY 10019, is the Portfolios’ investment manager. The Investment Manager formulates guidelines and lists of approved investments for each Portfolio, makes decisions with respect to and places orders for that Portfolio’s purchases and sales of portfolio securities and maintains records relating to such purchases and sales.

For its services the Investment Manager is entitled to an annual fee, accrued daily and payable monthly, on a graduated basis equal to 0.10% of the first $1 billion of average daily net assets of each Portfolio, 0.09% of the next $1 billion, and 0.08% of assets over $2 billion. The Investment Manager and its affiliates from time to time may assume certain expenses of the Portfolios (or waive fees), in an effort to maintain certain net yields for the Portfolios. Accordingly, any expense reduction will have the effect of increasing yield to investors during the period of the expense reduction. Unless otherwise provided, expense reductions are voluntary and may be reduced or eliminated at any time.

For the fiscal year ended October 31, 2010, the Portfolios paid the following amounts (as a percentage of average net assets) to the Investment Manager for its services: 0.08% with respect to the Money Market Portfolio; 0.07% (after waivers) with respect to the U.S. Government Portfolio; 0.10% (after waivers) with respect to the Municipal Portfolio; 0.10% (after waivers) with respect to the California Portfolio; and 0.07% (after waivers) with respect to the New York Portfolio.

A discussion regarding the basis for the Board of Directors’ approval of the investment advisory contract of the Portfolios is available in the Portfolios’ semi-annual report dated April 30, 2010.

In addition to the Portfolios, the Investment Manager currently serves as investment manager to other series of the Company, institutional accounts, high net worth individual accounts and certain other accounts, and, as of October 31, 2010, had total assets under management of approximately $17.4 billion.

Administrator

As administrator, TDAM provides certain services to the Portfolios. TDAM does not receive a separate fee for administrative services. TDAM has entered into an agreement with Citi Fund Services Ohio, Inc. (“Citi”) whereby Citi performs certain administrative services for the Portfolios. TDAM pays Citi’s fees for providing these services.

Distributor

SEI Investments Distribution Co. acts as distributor of the Portfolios’ shares.

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Distribution (12b-1) Plan and Other Distribution Arrangements

The Portfolios’ Distribution Plan under Rule 12b-1 under the Investment Company Act (the “12b-1 Plan”) permits the Investor Class of each Portfolio to pay from its assets distribution fees at a rate not to exceed 0.45% of its annual average daily net assets and the Premium Class of the Money Market Portfolio to pay from its assets distribution fees at a rate not to exceed 0.365% of its annual average daily net assets (“12b-1 Fees”). These 12b-1 Fees are computed and accrued daily and will be paid to broker-dealers and other persons, including  TD Ameritrade and your Financial Intermediary, pursuant to the terms of selected dealer agreements, selling agreements or other agreements complying with Rule 12b-1 that have been approved by the Board of Directors (“Rule 12b-1 Agreements”). Payments of the 12b-1 Fees will be made pursuant to the Rule 12b-1 Agreements in accordance with their terms. Because the 12b-1 Fees are paid out of the assets of the specific Class on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The 12b-1 Plan also provides that TDAM and TD Ameritrade Clearing, Inc., the transfer agent to the Portfolios (the “Transfer Agent”), or any successor investment adviser, administrator, or transfer agent or any additional transfer agent (collectively, “Successor”), may each make payments for distribution or other services (“assistance”) from its own resources, including its bona fide profits derived under its Investment Management Agreement and Administration Agreement or Transfer Agency Agreement, as applicable, to such broker-dealers or other persons who, in TDAM’s or the Transfer Agent’s sole discretion, have rendered or may render assistance. Any payments made by TDAM or the Transfer Agent or any Successor for such purpose will not reduce any 12b-1 Fees paid or payable under the 12b-1 Plan as described above.

Shareholder Servicing

The Portfolios’ Shareholder Servicing Plan permits each Class to pay banks, broker-dealers or other financial institutions, including

TD Ameritrade or your Financial Intermediary, for shareholder support services they provide, at a rate of up to 0.25% of its average daily net assets. These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of each Portfolio and Class, and TD Ameritrade,

TD Ameritrade has agreed to provide shareholder services to each Portfolio and Class pursuant to the Shareholder Servicing Plan. Under the Shareholder Services Agreement, the Investor Class of each Portfolio pays a fee (as a percentage of average net assets) of 0.25% to

The Investor Class and the Premium Class of the Money Market Portfolio pays a fee (as a percentage of average net assets) of 0.05% to TD Ameritrade.

ABOUT CALIFORNIA AND NEW YORK

California
The economy of the State of California (the “State” or “California”), the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction, government and services.  The State has a population of about 37.3 million, which has been growing at a 1-2 percent annual rate for several decades.  Gross domestic product of goods and services in the State exceeds $1.8 trillion.  Total personal income was estimated at $1,573 billion in 2009.  Total civilian employment was over 16.0 million as of December 2010.

California’s economy mirrors the national economy in many respects, and like the nation as a whole, California’s economy is slowly recovering from a deep recession, which was marked by falling home prices, low credit availability, shrinking equity values, reduction of consumer confidence and spending and loss of jobs.  Many regions in California, particularly in and near the Central Valley, have suffered particularly large

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impacts from the subprime mortgage meltdown with high rates of foreclosure and steep drop in housing prices.  New home construction plummeted, although housing sales have started to rebound in 2009 and 2010.  More than 1 million jobs were lost in California during the recession and from the start of 2008, the unemployment rate increased from 6.1 percent to more than 12.5 percent by the end of 2010.  State exports were down 23 percent from their year-ago level in the first half of 2009.  However, with global economic conditions improving, State exports increased 21.5 percent from their year-ago level in the first half of 2010.  The State Department of Finance projects slow but positive economic growth through 2012.

While there continue to be signs the economy is slowly improving, California continues to face serious budgetary problems as a result of continuing structural imbalance between State revenues and expenditures and a slow recovery from the severe recession that began in December 2007 and ended in June 2009.  California is projected to face a budget gap of $25.4 billion by the end of fiscal year 2011-12.

In recent years, California has repeatedly failed to close its budget gaps.  The use of temporary measures and flawed assumptions have also exacerbated the State’s budget problems.  Between 2008 and 2010, adopted budgets included approximately $103.6 billion in budgetary “solutions,” by means of either expenditure reductions or increased revenue measures.  However, most budgetary actions, about 85 percent of them in fiscal year 2010-11, were temporary or failed to be realized because of court challenges or faulty assumptions.  A large part of the State’s annual budget is mandated by constitutional guarantees (such as for educational funding and debt service) and caseload requirements for health and welfare programs, which adds further pressure.  Several key assumptions in recent budgets have not been realized and the State’s budgetary plan continues to be based on a number of assumptions which may not be realized.  Further budgetary actions will be needed to maintain a positive balance for the State’s General Fund at the end of fiscal year 2010-11.

The economic recession had a profound, negative impact on State and local government revenues.  Revenues in the general fund of the State (the “General Fund”) fell over 18 percent in fiscal year 2009-10 from the height of revenues in fiscal year 2007-08.  By July 2009, cash resources had dwindled so far that the State Controller issued short-term, interest-bearing registered warrants (or “IOUs”) in lieu of checks which could be cashed immediately to make payments of certain of the State’s obligations.  This was only the second time that the State had issued IOUs since the Great Depression.  By employing a combination of external borrowing and other cash management techniques after the IOUs were called for redemption in late 2009, the State was able to meet all its cash obligations for the balance of fiscal year 2009-10 and through the date of adoption of the budget for fiscal year 2010-11 on October 8, 2010.  Legislation enacted in early March 2010 and in October 2010 provided the State with additional tools to manage cash during the 2010-11 fiscal year by authorizing short-term deferral of certain State payments, primarily to schools and local governments.  Furthermore, the State Controller deferred making payments from July to October 2010, on several billion dollars of obligations, including tax refunds, vendor payments, and some payments to counties for social service costs.  In January 2011, the State Treasurer indicated that cash pressures will continue to exist.  The State will continue to be dependent on access to the capital markets to assist in its cash management, and to avoid recurrence of payment deferrals or the issuance of additional “IOUs,” but such access cannot be assured.  The State Treasurer projected that absent further corrective action by the State Legislature and timely adoption of a fiscal year 2011-12 budget, a significant cash flow shortfall will occur in April or May 2011, which may require the issuance of registered warrants.

Most local government agencies, particularly counties, continue to face budget constraints due to limited taxing powers, mandated expenditures for health, welfare and public safety, and a weakened economy, among other factors.  State and local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, and in their ability to appropriate their tax revenues by a series of constitutional amendments enacted by voter initiative since 1978.  Individual local governments may also have local initiatives which affect their fiscal flexibility.  The major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development have all been adversely impacted by the economic recession.  Unfunded pension and other post-retirement liabilities also weigh heavily upon the State as well as many local jurisdictions.  One California city, Vallejo, in Solano County, has filed for bankruptcy under Chapter 9 of the federal Bankruptcy Code, and other cities have indicated they, too, are facing severe fiscal conditions.

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State general obligation bonds are, as of February 2011, rated “A1” by Moody’s Investors Service, “A-” by Standard & Poor’s, and “A-” by Fitch Ratings.  These ratings are among the lowest of any of the 50 states.

For more information about the State, see “Information About California” in the Statement of Additional Information.

New York

The information set forth in the New York State section below is derived from official disclosure released by the New York State Division of the Budget as of March 15, 2011.

New York State (“New York” or the “State”) is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. In 2003, Federal and state governments began reporting employment and wage statistics in accordance with the NAICS industrial classification system.

As of March 15, 2011, State wage growth for 2010 is estimated at 4.4 percent while wage growth for 2011 is projected to be 3.1 percent.  All of the risks to the U.S. forecast apply to the State forecast as well, although with New York the nation’s financial capital, the volume of financial market activity and equity market volatility pose a particularly large degree of uncertainty for the State.  In addition, with Wall Street still adjusting their compensation practices in the wake of the passage of financial reform, the cash portion of bonus payments for the current and subsequent fiscal years could be lower than projected.  In turn, the economic activity generated by the spending of that income could also be lower.  An even weaker labor market than projected could also result in lower wages, which in turn could result in weaker household consumption.  Similarly, should financial and real estate markets be weaker than anticipated, taxable capital gains realizations could be negatively affected.  These effects would ripple though the State economy, depressing both employment and wage growth.  In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

As of March 15, 2011, the New York State Division of the Budget estimates that the General Fund will end the 2010-11 fiscal year in balance on a cash basis (with the State’s General Fund ending the 2010-11 fiscal year with a cash balance of $1.36 billion in the General Fund, including $1.03 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $94 million in the Community Projects Fund, $21 million in the Contingency Reserve, and $36 million in undesignated fund balance.  Prior to the release of Governor Cuomo’s Executive Budget proposal on February 1, 2011, the State faced a projected budget gap of $10 billion in 2011-12, and projected budget gaps of $14.9 billion in 2012-13, $17.4 billion in 2013-14, and $20.9 billion in 2014-15. The estimated budget gaps, reflect in part the short-term impact of the recession on State tax receipts and economically-sensitive programs, the long-term impact of rapidly growing entitlement programs (especially, Medicaid and School Aid) and other spending commitments, and the phase-out  of the Federal government’s increased support for Medicaid, education, and other costs through the Federal stimulus funding. On March 31, 2011 the State Legislature enacted the Governor’s 2011-12 Executive Budget substantially as proposed (including the Governor’s amendments thereto).  Accordingly, DOB estimates that the originally projected General Fund budget gap of $10 billion in 2011-12 has been eliminated (with the State’s General Fund ending the 2011-12 fiscal year with a cash balance of $1.6 billion, including balances in the principal reserve funds remaining unchanged from 2010-11 levels), and the future projected budget gaps have been reduced to $2.2 billion in 2012-13, $2.5 billion in 2013-14, and $4.4 billion in 2014-15.

For more information about the State, see “Information About New York” in the Statement of Additional Information.

33

 FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand each Portfolio’s financial performance for the indicated periods. Certain information reflects financial results for a single share of each Portfolio. The total return amounts in the tables represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by Ernst & Young LLP, whose report, along with the Portfolios’ financial statements, are included in the annual report, which is available upon request by calling TD Ameritrade at (800) 669-3900.

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized Gains (Losses) on Investments		Total from Operations		Dividends from Net Investment Income	Distributions from Net Realized Gains		Total Dividends and Distributions	Net Asset Value, End of Period	Total Investment Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Total Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets

TDAM Money Market Portfolio
Investor Class
2010	$1.00	$0.001		$(0.000	)*	$0.001		$(0.001)	$(0.000	)*	$(0.001)	$1.00	0.05%	$2,380,748	0.24%	0.94%	0.05%
2009	1.00	0.002		0.000	*	0.002		(0.002)	(0.000	)*	(0.002)	1.00	0.24%	3,406,167	0.65%	0.99%	0.29%
2008	1.00	0.024		(0.000	)*	0.024		(0.024)	—		(0.024)	1.00	2.47%	8,105,457	0.93%	0.93%	2.47%
2007	1.00	0.045		—		0.045		(0.045)	—		(0.045)	1.00	4.57%	9,551,893	0.94%	0.94%	4.48%
2006	1.00	0.040		—		0.040		(0.040)	—		(0.040)	1.00	4.10%	8,618,222	0.88%	0.90%	4.06%
Premium Class 1
2010	$1.00	$0.001		$(0.000	)*	$0.001		$(0.001)	$(0.000	)*	$(0.001)	$1.00	0.05%	$272,820	0.24%	0.61%	0.05%
2009	1.00	0.003		0.000	*	0.003		(0.003)	(0.000	)*	(0.003)	1.00	0.32%	432,395	0.55%	0.66%	0.39%
2008	1.00	0.028		0.000	*	0.028		(0.028)	—		(0.028)	1.00	2.81%	923,397	0.60%	0.60%	2.80%
2007	1.00	0.048		—		0.048		(0.048)	—		(0.048)	1.00	4.92%	1,418,980	0.60%	0.60%	4.81%
2006	1.00	0.031		—		0.031		(0.031)	—		(0.031)	1.00	3.15%	1,459,823	0.56%‡	0.56%‡	4.64%‡
TDAM U.S. Government Portfolio
Investor Class
2010	$1.00	$0.000	*	$0.000	*	$0.000	*	$(0.000)*	$(0.000	)*	$(0.000)*	$1.00	0.03%	$812,061	0.18%	0.95%	0.03%
2009	1.00	0.002		0.000	*	0.002		(0.002)	(0.000	)*	(0.002)	1.00	0.18%	1,301,583	0.40%	0.97%	0.22%
2008	1.00	0.019		0.000	*	0.019		(0.019)	—		(0.019)	1.00	1.93%	2,957,140	0.96%	0.96%	1.88%
2007	1.00	0.044		—		0.044		(0.044)	—		(0.044)	1.00	4.45%	1,989,556	0.94%	0.94%	4.35%
2006	1.00	0.039		—		0.039		(0.039)	—		(0.039)	1.00	3.97%	1,696,800	0.91%	0.93%	3.93%
TDAM Municipal Portfolio
Investor Class
2010	$1.00	$0.000	*	$0.000	*	$0.000	*	$(0.000)*	$(0.000	)*	$(0.000)*	$1.00	0.04%	$461,176	0.29%	0.98%	0.03%
2009	1.00	0.001		0.000	*	0.001		(0.001)	—		(0.001)	1.00	0.14%	513,920	0.54%	1.02%	0.14%
2008	1.00	0.015		0.000	*	0.015		(0.015)	—		(0.015)	1.00	1.55%	623,347	1.02%	1.02%	1.55%
2007	1.00	0.027		—		0.027		(0.027)	—		(0.027)	1.00	2.74%	704,039	0.98%	0.98%	2.70%
2006	1.00	0.024		—		0.024		(0.024)	—		(0.024)	1.00	2.47%	740,871	0.92%	0.95%	2.44%
TDAM California Municipal Money Market Portfolio
Investor Class
2010	$1.00	$0.000	*	$(0.000	)*	$0.000	*	$(0.000)*	$—		$(0.000)*	$1.00	0.03%	$171,433	0.22%	0.99%	0.03%
2009	1.00	0.001		—		0.001		(0.001)	—		(0.001)	1.00	0.08%	186,565	0.43%	1.03%	0.08%
2008	1.00	0.014		0.000	*	0.014		(0.014)	(0.000	)*	(0.014)	1.00	1.42%	258,561	1.00%	1.00%	1.42%
2007	1.00	0.026		—		0.026		(0.026)	—		(0.026)	1.00	2.68%	293,406	0.98%	0.98%	2.65%
2006	1.00	0.024		—		0.024		(0.024)	—		(0.024)	1.00	2.47%	318,812	0.89%	0.95%	2.44%
TDAM New York Municipal Money Market Portfolio
Investor Class
2010	$1.00	$0.000	*	$(0.000	)*	$0.000	*	$(0.000)*	$—		$(0.000)*	$1.00	0.03%	$92,234	0.23%	1.05%	0.03%
2009	1.00	0.001		—		0.001		(0.001)	(0.000	)*	(0.001)	1.00	0.07%	100,830	0.48%	1.12%	0.07%
2008	1.00	0.014		0.000	*	0.014		(0.014)	(0.000	)*	(0.014)	1.00	1.45%	129,654	1.05%	1.05%	1.42%
2007	1.00	0.026		0.001		0.027		(0.026)	(0.001)		(0.027)	1.00	2.70%	147,210	1.04%	1.04%	2.60%
2006	1.00	0.024		—		0.024		(0.024)	—		(0.024)	1.00	2.44%	147,952	0.91%	0.98%	2.40%

*	Amount represents less than $0.001 per share.
†
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than a full year are not annualized.

‡	Annualized.
(1)	Premium Class shares commenced operations on February 27, 2006.

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35

FOR MORE INFORMATION

More information on the Portfolios is available upon request, including the following:

Shareholder Reports. Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders. In the Portfolios’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI includes more information about the Portfolios and their policies. The SAI is on file with the SEC and is incorporated by reference into (is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Portfolios, and make shareholder inquiries by contacting your Financial Intermediary or the Portfolios at the address or telephone number below or by visiting the website provided below:

TD Ameritrade, Inc.
P.O. Box 2209
Omaha, NE 68103-2209
Phone: (800) 669-3900
Hearing Impaired: TTY 1-888-723-8503
Internet site: http://www.tdamusa.com

Text-only versions of the Portfolios’ prospectus can be viewed online or downloaded from TDAM (http://www.tdamusa.com). The Portfolios’ prospectus and other documents pertaining to the Portfolios also can be viewed online or downloaded from the SEC (http://www.sec.gov).

You can also review and copy information about each Portfolio, including the SAI, at the SEC’s public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-551-8090.

The Portfolios are a series of TD Asset Management USA Funds Inc., whose investment company registration number is 811-9086.

TDAMSTA01

Prospectus
April 15, 2011

TD Asset Management USA Funds Inc.

TDAM Money Market Portfolio
Class A (TDAXX)
Select Class (TDSXX)

TDAM U.S. Government Portfolio
Class A (TDUXX)

TDAM Municipal Portfolio
Class A (TDIXX)

TDAM California Municipal Money Market Portfolio
Class A (TDCXX)

TDAM New York Municipal Money Market Portfolio
Class A (TDYXX)

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved the Portfolios’ shares or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

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TD ASSET MANAGEMENT USA FUNDS INC.

SUMMARY	3
TDAM Money Market Portfolio	3
TDAM U.S. Government Portfolio	6
TDAM Municipal Portfolio	9
TDAM California Municipal Money Market Portfolio	12
TDAM New York Municipal Money Market Portfolio	15
DETAILS ABOUT THE PORTFOLIOS	18
Portfolio Overview	18
Investment Objectives	18
Investment Strategies	18
Principal Risks	20
Who May Want to Invest	21
HOW TO BUY AND SELL SHARES	22
How to Buy Shares	22
How to Sell Shares	24
How to Exchange Between Portfolios	25
SHAREHOLDER INFORMATION	25
Statements and Reports to Shareholders	25
Pricing Your Shares	25
Dividends	26
Taxes	26
Frequent Purchases and Redemptions	29
Disclosure of Portfolio Holdings	29
PORTFOLIO MANAGEMENT	29
Investment Manager	29
Administrator	29
Distributor	30
Distribution (12b-1) Plan and Other Distribution Arrangements	30
Shareholder Servicing	30
ABOUT CALIFORNIA AND NEW YORK	30
California	30
New York	32
FINANCIAL HIGHLIGHTS	33
FOR MORE INFORMATION	Back Cover

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SUMMARY

TDAM Money Market Portfolio

Investment Objective

The TDAM Money Market Portfolio (the “Money Market Portfolio”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Portfolio.

	Class A		Select Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases		None		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.08%		0.08%
Distribution (12b-1) Fees		0.53%		0.33%
Other Expenses
Shareholder Servicing Fees	0.25%		0.05%
All Other Expenses	0.16%		0.16%
Total Other Expenses		0.41%		0.21%
Total Annual Operating Expenses		1.02%		0.62%

Example

This Example is intended to help you compare the cost of investing in the Money Market Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Money Market Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$104	$325	$563	$1,248
Select Class	$63	$199	$346	$774

Investment Strategies

The Money Market Portfolio is a money market fund. The Money Market Portfolio invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The Money Market Portfolio invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Money Market Portfolio’s investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and

3

corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and other money market instruments. The Money Market Portfolio also invests in asset-backed securities and asset-backed commercial paper (collectively, “asset-backed securities”). Such securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. The credit quality of asset-backed securities purchased by the Portfolio is often improved in comparison to that of the underlying loans or receivables through credit enhancement and liquidity enhancement mechanisms. Forms of enhancement include letters of credit, surety bond guarantees, overcollateralization, excess spread protection, subordination of other classes of debt, early amortization and cash reserve accounts. Most programs utilize some or all of these forms of enhancement.

Principal Risks

Interest Rate Risk  — The income from the Money Market Portfolio will vary with changes in prevailing interest rates.

Credit Risk  — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its obligations at maturity.

Prepayment Risk  — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Money Market Portfolio to reinvest assets in lower yielding securities.

Asset-Backed Securities Risk  — The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to prepayment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs.

An investment in the Money Market Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance

The following bar chart and table illustrate the risks of investing in Class A of the Money Market Portfolio. The bar chart shows changes in Class A’s performance from year to year. The returns for Select Class shares of the Money Market Portfolio will vary from the returns of Class A shares of the Money Market Portfolio as a result of differences in expenses applicable to each Class. The table below shows average annual total returns of each Class of the Money Market Portfolio. Of course, past performance is not necessarily an indication of how the Money Market Portfolio will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

4

YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

Money Market Portfolio — Class A

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.70% (for the quarter ended 03/31/2008) and 0.01% (for the quarter ended 03/31/2009), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/10 (1)

	1 Year	Since Inception (Class A: May 24, 2007, Select Class: July 3, 2007)
Money Market Portfolio — Class A	0.05%	1.28%
Money Market Portfolio — Select Class	0.05%	1.36%

(1)	As of 12/31/10, the 7-day yields for the Money Market Portfolio — Class A and Select Class were 0.05%, and 0.05%, respectively.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Money Market Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange (”NYSE”) is open for regular trading and the Federal Reserve Bank of New York is open.

Investment and Balance Minimums.  For shareholders wishing to purchase shares of the Select Class of the Money Market Portfolio through TD Ameritrade, there is an initial minimum purchase requirement of $50,000 and a minimum account balance requirement of $250,000 per shareholder. The initial purchase requirement and minimum account balance may be less if you purchase and hold shares through a Financial Intermediary. Class A of the Money Market Portfolio is not subject to these minimums, but may be subject to minimums set by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase sell or exchange shares, you should contact your financial intermediary.

Tax Information

The Money Market Portfolio intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Money Market Portfolio through a broker-dealer or other Financial Intermediary (such as a bank), the Money Market Portfolio and its related companies may pay the intermediary for the sale of Money Market Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the Money Market Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

5

TDAM U.S. Government Portfolio

Investment Objective

The TDAM U.S. Government Portfolio (the “U.S. Government Portfolio”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the U.S. Government Portfolio.

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.53%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.15%
Total Other Expenses		0.40%
Total Annual Operating Expenses		1.03%

Example

 This Example is intended to help you compare the cost of investing in the U.S. Government Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the U.S. Government Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$105	$328	$569	$1,259

Investment Strategies

The U.S. Government Portfolio is a money market fund. The U.S. Government Portfolio invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The U.S. Government Portfolio invests primarily in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations. The U.S. Government Portfolio normally invests at least 80% of its total assets in government securities.

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Principal Risks

Interest Rate Risk  — The income from the U.S. Government Portfolio will vary with changes in prevailing interest rates.

Credit Risk  — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its obligations at maturity. The U.S. Government Portfolio reduces credit risk by investing primarily in U.S. government and agency securities. However, not all of these securities in which the U.S. Government Portfolio may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

Prepayment Risk  — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the U.S. Government Portfolio to reinvest assets in lower yielding securities.

An investment in the U.S. Government Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance

The following bar chart and table illustrate the risks of investing in Class A of the U.S. Government Portfolio. The bar chart shows changes in Class A’s performance from year to year. The table below shows average annual total returns of Class A of the U.S. Government Portfolio. Of course, past performance is not necessarily an indication of how the U.S. Government Portfolio will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

U.S. Government Portfolio — Class A

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.57% (for the quarter ended 3/31/2008) and 0.01% (for the quarter ended 3/31/2010), respectively.

7

AVERAGE ANNUAL TOTAL RETURN for the period ending 12/31/10 (1)

	1 Year	Since Inception (May 30, 2007)
U.S. Government Portfolio — Class A	0.03%	1.07%

(1)	As of 12/31/10, the 7-day yield for the U.S. Government Portfolio — Class A was 0.03%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the U.S. Government Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open.

Class A of the U.S. Government Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The U.S. Government Portfolio intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. However, all or some of the dividends received from the U.S. Government Portfolio may be exempt from individual state and/or local income taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the U.S. Government Portfolio through a broker-dealer or other Financial Intermediary (such as a bank), the U.S. Government Portfolio and its related companies may pay the intermediary for the sale of U.S. Government Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the U.S. Government Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

8

TDAM Municipal Portfolio

Investment Objective

The TDAM Municipal Portfolio (the “Municipal Portfolio”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Municipal Portfolio.

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.53%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.18%
Total Other Expenses		0.43%
Total Annual Operating Expenses		1.06%

Example

This Example is intended to help you compare the cost of investing in the Municipal Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Municipal Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$108	$337	$585	$1,294

Investment Strategies

The Municipal Portfolio is a money market fund. The Municipal Portfolio invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The Municipal Portfolio invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The Municipal Portfolio normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The income from these securities is exempt from regular federal income tax, but may be subject to the federal alternative minimum tax (“AMT”).

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Principal Risks

Interest Rate Risk  — The income from the Municipal Portfolio will vary with changes in prevailing interest rates.

Credit Risk  — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its obligations at maturity.

Prepayment Risk  — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Municipal Portfolio to reinvest assets in lower yielding securities.

Tax Risk  — The Municipal Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the investment manager nor the Municipal Portfolio guarantee that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to Municipal Portfolio shareholders could be recharacterized as taxable.

An investment in the Municipal Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Municipal Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance

The following bar chart and table illustrate the risks of investing in Class A of the Municipal Portfolio. The bar chart shows changes in Class A’s performance from year to year. The table below shows average annual total returns of Class A of the Municipal Portfolio. Of course, past performance is not necessarily an indication of how the Municipal Portfolio will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

YEAR-BY-YEAR ANNUAL RETURN as of 12/31 each year

Municipal Portfolio — Class A

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.37% (for the quarter ended 03/31/2008) and 0.01% (for the quarter ended 3/31/2010), respectively.

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AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/10 (1)

	1 Year	Since Inception (May 25, 2007)
Municipal Portfolio — Class A	0.03%	0.77%

(1)	As of 12/31/10, the 7-day yield for the Municipal Portfolio — Class A was 0.03%. As of 12/31/10, the tax-equivalent 7-day yield for the Municipal Portfolio — Class A was 0.05%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Municipal Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open.

Class A of the Municipal Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The Municipal Portfolio intends to make distributions that are exempt from regular federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Municipal Portfolio through a broker-dealer or other Financial Intermediary (such as a bank), the Municipal Portfolio and its related companies may pay the intermediary for the sale of Municipal Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the Municipal Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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TDAM California Municipal Money Market Portfolio

Investment Objective

The TDAM California Municipal Money Market Portfolio (the “California Portfolio”) seeks maximum current income that is exempt from regular federal and California State income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the California Portfolio.

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.53%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.19%
Total Other Expenses		0.44%
Total Annual Operating Expenses		1.07%

Example

This Example is intended to help you compare the cost of investing in the California Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the California Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$109	$340	$590	$1,306

Investment Strategies

The California Portfolio is a money market fund. The California Portfolio invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The California Portfolio will normally invest at least 80% of its total assets in municipal securities, including those issued by the state of California or the state’s political subdivisions, authorities or instrumentalities, or by corporations established for public purposes. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States, such as Puerto Rico. In the opinion of the issuer’s bond counsel, the income from these securities is exempt from the state of California’s personal income tax and federal income tax. However, this income may be subject to the AMT. When suitable

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California state tax-exempt securities are unavailable, the California Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax.

Principal Risks

Interest Rate Risk  — The income from the California Portfolio will vary with changes in prevailing interest rates.

Credit Risk  — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its obligations at maturity.

Prepayment Risk  — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the California Portfolio to reinvest assets in lower yielding securities.

California Municipal Securities Risk  — The yields of California municipal securities depend on, among other things, conditions in the state’s municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue. Because the California Portfolio will invest a large portion of its assets in California municipal securities, it is more vulnerable to events adversely affecting the state of California, including economic, political and regulatory occurrences or terrorism. While California’s economy is relatively diverse and thereby less vulnerable to events affecting a particular industry, it continues to be affected by serious fiscal conditions and voter-passed initiatives that limit the State’s ability to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes or fires.

Non-Diversification Risk  — The California Portfolio’s “non-diversified” status allows it to invest more than 5% of its assets in a single issuer. As a result, the California Portfolio is riskier than other types of money market funds that require greater diversification among issuers.

Tax Risk  — The California Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Investment Manager nor the California Portfolio guarantee that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to California Portfolio shareholders could be recharacterized as taxable.

An investment in the California Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the California Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance

The following bar chart and table illustrate the risks of investing in Class A of the California Portfolio. The bar chart shows changes in Class A’s performance from year to year. The table below shows average annual total returns of Class A of the California Portfolio. Of course, past performance is not necessarily an indication of how the California Portfolio will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

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YEAR-BY-YEAR ANNUAL RETURN as of 12/31 each year

California Portfolio — Class A

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.33% (for the quarter ended 03/31/2008) and 0.00% (for the quarter ended 03/31/2009), respectively.

AVERAGE ANNUAL TOTAL RETURN for the period ending 12/31/10 (1)

	1 Year	Since Inception (June 5, 2007)
California Portfolio — Class A	0.03%	0.69%

(1)	As of 12/31/10, the 7-day yield for the California Portfolio — Class A was 0.03%. As of 12/31/10, the tax-equivalent 7-day yield for the California Portfolio — Class A was 0.05%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the California Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open.

Class A of the California Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The California Portfolio intends to make distributions that are exempt from regular federal income tax and California personal income tax. Individual shareholders of the California Portfolio who reside in California will not be subject to state income tax on distributions received from the California Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the State of California and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, and that the California Portfolio qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) the Internal Revenue Code.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the California Portfolio through a broker-dealer or other Financial Intermediary (such as a bank), the California Portfolio and its related companies may pay the intermediary for the sale of California Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the California Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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TDAM New York Municipal Money Market Portfolio

Investment Objective

The TDAM New York Municipal Money Market Portfolio (the “New York Portfolio”) seeks maximum current income that is exempt from regular federal, New York State and City income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the New York Portfolio.

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.53%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.25%
Total Other Expenses		0.50%
Total Annual Operating Expenses		1.13%

Example

This Example is intended to help you compare the cost of investing in the New York Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the New York Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$115	$359	$622	$1,375

Investment Strategies

The New York Portfolio is a money market fund. The New York Portfolio invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The New York Portfolio will normally invest at least 80% of its total assets in municipal securities, including those issued by the state of New York or the state’s political subdivisions, authorities or instrumentalities, or by corporations established for public purposes. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States, such as Puerto Rico. In the opinion of the issuer’s bond counsel, the income from these securities is exempt from the state of New York’s personal income tax and federal income tax. However, this income may be subject to the AMT. When suitable New York state tax-exempt securities are unavailable, the New York Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax.

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Principal Risks

Interest Rate Risk  — The income from the New York Portfolio will vary with changes in prevailing interest rates.

Credit Risk  — Fixed income investments involve credit risk. This is the risk that the issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity.

Prepayment Risk  — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the New York Portfolio to reinvest assets in lower yielding securities.

New York Municipal Securities Risk  — The yields of New York municipal securities depend on, among other things, conditions in the state’s municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue. Because the New York Portfolio will invest a large portion of its assets in New York municipal securities, it is more vulnerable to events adversely affecting the state of New York, including economic, political and regulatory occurrences or terrorism. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. As a result, the state’s economy is especially vulnerable to adverse events affecting the financial markets.

Non-Diversification Risk  — The New York Portfolio’s “non-diversified” status allows it to invest more than 5% of its assets in a single issuer. As a result, the New York Portfolio is riskier than other types of money market funds that require greater diversification among issuers.

Tax Risk  — The New York Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Investment Manager nor the New York Portfolio guarantee that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to New York Portfolio shareholders could be recharacterized as taxable.

An investment in the New York Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the New York Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance

The following bar chart and table illustrate the risks of investing in Class A of the New York Portfolio. The bar chart shows changes in Class A’s performance from year to year. The table below shows average annual total returns of Class A of the New York Portfolio. Of course, past performance is not necessarily an indication of how the New York Portfolio will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

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YEAR-BY-YEAR ANNUAL RETURN as of 12/31 each year

New York Portfolio — Class A

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.33% (for the quarter ended 03/31/2008) and 0.00% (for the quarter ended 03/31/2009), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/10 (1)

	1 Year	Since Inception (May 31, 2007)
New York Portfolio — Class A	0.03%	0.69%

(1)	As of 12/31/10, the 7-day yield for the New York Portfolio — Class A was 0.03%. As of 12/31/10, the tax-equivalent 7-day yield for the New York Portfolio — Class A was 0.05%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the New York Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open.

Class A of the New York Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The New York Portfolio intends to make distributions that are exempt from regular federal income tax. Individual shareholders of the New York Portfolio who reside in New York State will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the New York Portfolio through a broker-dealer or other Financial Intermediary (such as a bank), the New York Portfolio and its related companies may pay the intermediary for the sale of New York Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the New York Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

DETAILS ABOUT THE PORTFOLIOS

Portfolio Overview

The Money Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Portfolio and the New York Portfolio (each, a “Portfolio” and collectively, the “Portfolios”) are series of TD Asset Management USA Funds Inc. (the “Company”). The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). This prospectus relates to Class A of each of the Portfolios and the Select Class of the Money Market Portfolio (collectively, the “Classes”). Each Portfolio offers one or more other share classes through a separate prospectus.

Investment Objectives

Each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

The California Portfolio seeks maximum current income that is exempt from regular federal and California State income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

The New York Portfolio seeks maximum current income that is exempt from regular federal, New York State and City income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

There is no guarantee that any Portfolio will be able to maintain a stable share price.

If the Investment Manager’s strategies do not work as intended, the Portfolio may not achieve its investment objective.

Investment Strategies

Each Portfolio is a money market fund. Each Portfolio invests in high quality money market securities that the Investment Manager (as defined below) believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

 Generally, money market securities are short-term debt obligations issued by banks, corporations or governments.  Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements. In a repurchase agreement, a Portfolio acquires ownership of a security from a financial institution that agrees to repurchase the security later at a time and price that determine the yield during the Portfolio’s holding period. Particular types of money market securities are described in the Portfolios’ Statement of Additional Information (“SAI”).

The Money Market Portfolio has the flexibility to invest in a broad range of high quality money market securities. The U.S. Government Portfolio offers an added measure of safety by investing primarily in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, not all

18

of these obligations in which the U.S. Government Portfolio (and each other Portfolio of the Company) may invest are backed by the full faith and credit of the U.S. government, as discussed below under “U.S. Government Portfolio.” The Municipal Portfolio offers income exempt from regular federal income taxes by investing primarily in municipal securities. The California Portfolio and the New York Portfolio invest in high quality municipal obligations issued by their corresponding state (California or New York), the state’s political subdivisions and other qualifying issuers believed by the Investment Manager to present minimal credit risk. The California Portfolio and the New York Portfolio are intended solely for California or New York residents, respectively.

As money market funds, the Portfolios comply with a range of federal regulations relating to quality, maturity, liquidity and diversification that are designed to promote price stability. Under the maturity standards, each Portfolio maintains an average portfolio maturity of 60 days or less (weighted by the relative values of its holdings), and does not invest in any securities with a remaining maturity of more than 397 days (approximately 13 months). Under the quality standards, each Portfolio invests only in securities that, at the time of purchase, are in the two highest short-term rating categories or are of equivalent quality in the judgment of the Portfolio’s Investment Manager.

Each Portfolio may invest in other investment companies consistent with its investment objective and strategies. Any such investments will be made solely in no-load money market funds.

Money Market Portfolio.   The Money Market Portfolio invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Portfolio’s investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and other money market instruments. The Money Market Portfolio also invests in asset-backed securities and asset-backed commercial paper (collectively, “asset-backed securities”). Such securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. The credit quality of asset-backed securities purchased by the Portfolio is often improved in comparison to that of the underlying loans or receivables through credit enhancement and liquidity enhancement mechanisms. Forms of enhancement include letters of credit, surety bond guarantees, overcollateralization, excess spread protection, subordination of other classes of debt, early amortization and cash reserve accounts. Most programs utilize some or all of these forms of enhancement.

U.S. Government Portfolio.   The U.S. Government Portfolio invests primarily in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations. The U.S. Government Portfolio normally invests at least 80% of its total assets in government securities.

Some of the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. government, including, but not limited to, direct obligations issued by the U.S. Treasury, obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Federal Housing Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. Obligations issued by other government entities that may be chartered or sponsored by Acts of Congress, called Government Sponsored Enterprises or “GSEs,” like obligations of Fannie Mae (Federal National Mortgage Association), Freddie Mac (Federal Home Loan Mortgage Corp.), the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association (“SLMA” or “Sallie Mae”) and the Federal Farm Credit Bank are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. However, these issuers, except the Federal Farm Credit Bank, have the right to borrow limited amounts from the U.S. Treasury to meet their obligations. In contrast, the obligations of other issuers, like the Federal Farm Credit Bank, depend entirely upon their own resources to repay their debt obligations. Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corp.) historically were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the U.S. government. However, in September 2008 , the Federal Housing Finance Agency placed Fannie Mae and

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Freddie Mac into conservatorship. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.  Although the U.S. government or its agencies has provided financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.  A U.S. government guarantee of the securities owned by a Portfolio does not guarantee the net asset value of the Portfolio’s shares.

The U.S. Government Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, the U.S. Government Portfolio may temporarily invest its assets, without limitation, in taxable money market investments. Interest income from temporary investments is taxable to shareholders as ordinary income. The effect of taking such a temporary defensive position is that the Portfolio may not achieve its investment objective.

Municipal Portfolio, California Portfolio and New York Portfolio.   The Municipal Portfolio invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The Municipal Portfolio normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The income from these securities is exempt from regular federal income tax, but may be subject to the federal alternative minimum tax (“AMT”).

Each of the California Portfolio and the New York Portfolio normally will invest at least 80% of its total assets in municipal securities, including those issued by the Portfolio’s corresponding state or the state’s political subdivisions, authorities or instrumentalities, or by corporations established for public purposes. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States, such as Puerto Rico. In the opinion of the issuer’s bond counsel, the income from these securities is exempt from the specific state’s personal income tax and federal income tax. However, this income may be subject to the AMT. When suitable tax-exempt securities of the specific state are unavailable, each of the California Portfolio and the New York Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax.

Municipal securities may be either “general obligation” or “revenue” securities; that is, they may be secured by a pledge of the issuing municipality’s full credit or rely only on the revenues of a particular project or other special revenue.

Each Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, each Portfolio may temporarily invest its assets, without limitation, in taxable money market investments. Interest income from temporary investments is taxable to shareholders as ordinary income. The effect of taking such a temporary defensive position is that the Portfolio may not achieve its investment objective.

Moreover, although each Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities. Investment in municipal securities repayable from related revenue streams further concentrates the Portfolio’s risks.

Each Portfolio may purchase municipal securities together with the right to resell them to the seller at a specified price or yield within a certain period. Such a right, known as a stand-by commitment, allows the Portfolio to be fully invested in municipal securities while preserving liquidity. Particular securities and techniques, and their related risks, are described in the SAI.

Principal Risks

The income from each Portfolio will vary with changes in prevailing interest rates. In addition, each Portfolio’s investments are subject to “credit risk,” which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality

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securities generally are subject to less credit risk than funds that invest in lower quality securities. The U.S. Government Portfolio reduces credit risk by investing primarily in U.S. government and agency securities. However, as discussed above, not all of these securities in which the U.S. Government Portfolio (and each other Portfolio of the Company) may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Portfolio’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Although each Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Portfolio. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Municipal Portfolio, California Portfolio and New York Portfolio.   Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Investment Manager nor the Portfolios guarantee that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable.

California Portfolio and New York Portfolio.   The yields of California or New York municipal securities depend on, among other things, conditions in that state’s municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue. Because each of the California Portfolio and the New York Portfolio will invest a large portion of its assets in the applicable state’s municipal securities, it is more vulnerable to events adversely affecting such state, including economic, political and regulatory occurrences or terrorism. While California’s economy is relatively diverse and thereby less vulnerable to events affecting a particular industry, it continues to be affected by serious fiscal conditions and voter-passed initiatives that limit the State’s ability to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes or fires. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. As a result, the state’s economy is especially vulnerable to adverse events affecting the financial markets. Each of the California Portfolio’s and New York Portfolio’s “non-diversified” status allows it to invest more than 5% of its assets in a single issuer. As a result, these Portfolios are riskier than other types of money market funds that require greater diversification among issuers. These Portfolios are more vulnerable to unfavorable developments within that state than funds that invest in municipal securities of many states because they invest primarily in securities issued by a single state and its municipalities.

Who May Want to Invest

The Portfolios may be appropriate for the following investors:

•	Investors looking to earn income at current money market rates from a high quality portfolio.

•	Investors looking for a liquid investment that preserves capital.

•	Investors pursuing a short-term investment goal.

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In addition:

•	The Municipal Portfolio may be appropriate for investors looking for income that is exempt from regular federal income tax.

•	The California Portfolio may be appropriate for investors looking to earn income that is exempt from regular federal and California State income taxes.

•	The New York Portfolio may be appropriate for investors looking to earn income that is exempt from regular federal and New York State and City income taxes.

HOW TO BUY AND SELL SHARES

Investors may purchase shares of the Portfolios through an account with TD Ameritrade, Inc. (“TD Ameritrade”), an affiliate of the Investment Manager, or certain other authorized financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that have entered into a selling or dealer’s agreement with the Portfolios’ principal underwriter (collectively, “Financial Intermediaries”).

If you would like to purchase shares of a Portfolio through TD Ameritrade and you are not already a client, you need to open a TD Ameritrade brokerage account by completing and signing a TD Ameritrade New Account Application. To request an application, please visit TD Ameritrade online at www.tdameritrade.com or call (800) 669-3900. Mail it, together with your check, to TD Ameritrade, Inc., P.O. Box 2209, Omaha, NE 68103-2209. If you want to change your investment once your account is open, please call (800) 669-3900.

Investment and Balance Minimums.   For shareholders wishing to purchase shares of the Select Class of the Money Market Portfolio through TD Ameritrade, there is an initial minimum purchase requirement of $50,000 and a minimum account balance requirement of $250,000 per shareholder. The initial purchase requirement and minimum account balance may be less if you purchase and hold shares through a Financial Intermediary. Due to the cost of maintaining smaller accounts, the Money Market Portfolio reserves the right to redeem, upon not less than 30 days’ written notice, all Select Class shares in a shareholder’s account that falls below the minimum account balance due to redemptions.

Automatic Sweep.   Each of the Classes is available as a sweep option for clients of TD Ameritrade. If your brokerage account with TD Ameritrade or another Financial Intermediary is set up for automatic sweep into a Portfolio, free credit balances in your brokerage account will be invested or “swept” automatically each business day into the Class of the Portfolio you have selected (“Selected Portfolio”), subject to applicable minimum investment requirements. This feature keeps your money working for you while it is not invested in other securities. “Free credit balances” refers to any settled or cleared funds in your brokerage account that are available for payment or investment.

Sweep accounts may be subject to minimum purchase and minimum balance requirements established by TD Ameritrade or the Financial Intermediary through which you purchase shares.

How to Buy Shares

The Portfolios are open for business on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open (a “Portfolio Business Day”). In addition, the Portfolios may elect, in their discretion, if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday. Currently, the NYSE is closed on weekends and certain holidays. A Portfolio may close early on any Portfolio Business Day on which the Securities Industry and Financial Markets Association recommends that bond markets close early. In addition, Portfolio shares cannot be purchased by Federal Reserve wire on federal holidays on which wire transfers are restricted.

Shares are purchased at the next net asset value (“NAV”) per share calculated after an order and payment are received by a Portfolio. There is no sales charge to buy shares of a Portfolio.

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Each Portfolio reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including certain purchase orders by exchange.

Clients of TD Ameritrade

You may purchase shares of a Portfolio through the automatic sweep investment feature only.

By Automatic Sweep.   For those TD Ameritrade clients who qualify for the automatic sweep feature, free credit balances in your TD Ameritrade brokerage account will be automatically invested the next business day in the Selected Portfolio you have chosen, subject to applicable minimum investment requirements established by TD Ameritrade and any changes to the eligibility criteria. Checks deposited to your TD Ameritrade brokerage account will be automatically invested in the Selected Portfolio after allowing three business days for clearance and shares of the Selected Portfolio will be purchased on the next business day. Net proceeds from securities transactions in your brokerage account will be automatically invested on the settlement date. Dividends and interest payments from investments in your brokerage account will be automatically invested in the Selected Portfolio on the day after they are credited to your account.

Clients of Financial Intermediaries

Shares may be purchased and redeemed through Financial Intermediaries. Financial Intermediaries may receive payments as a processing agent from the Transfer Agent (as defined below). In addition, Financial Intermediaries may charge their clients a fee for their services, no part of which is received by a Portfolio.

Investors who purchase shares through a Financial Intermediary will be subject to the procedures of their Financial Intermediary, which may include charges, limitations, investment minimums, cutoff times and restrictions. Any such charges imposed by a Financial Intermediary would reduce the return on an investment in a Portfolio. Investors should acquaint themselves with their Financial Intermediary’s procedures and should read this Prospectus in conjunction with any material and information provided by their Financial Intermediary. Investors who purchase shares of a Portfolio through a Financial Intermediary may or may not be the shareholder of record. Financial Intermediaries are responsible for promptly transmitting purchase, redemption and other requests to the Portfolios.

Certain shareholder services, such as periodic investment programs, may not be available to clients of certain Financial Intermediaries. Shareholders should contact their Financial Intermediary for further information. The Portfolios may confirm purchases and redemptions of a Financial Intermediary’s clients directly to the Financial Intermediary, which in turn will provide its clients with confirmation and periodic statements. The Portfolios are not responsible for the failure of any Financial Intermediary to carry out its obligations to its client.

Your Financial Intermediary will establish and maintain your account and be the stockholder of record. In the event that a Portfolio holds a stockholders’ meeting, your Financial Intermediary, as record holder, will vote your shares in accordance with your instructions. If you do not give your Financial Intermediary voting instructions, your Financial Intermediary may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Financial Intermediary acts. If you wish to transfer your account, you may only transfer it to another financial institution or broker-dealer that acts as a Financial Intermediary. For more information on purchasing shares, please contact your Financial Intermediary directly.

If you have cash management services features in your TD Ameritrade brokerage account and you withdraw cash from your TD Ameritrade brokerage account by way of a check or ATM/VISA® Check Card, shares of your Selected Portfolio may be sold to satisfy any resulting debit balance. Holders of the ATM/VISA® Check Card will not be liable for unauthorized withdrawals resulting in redemptions of Portfolio shares that occur after TD Ameritrade is notified of the loss, theft or unauthorized use of the Card. Further information regarding the rights of holders of the ATM/VISA® Check Card is set forth in the TD Ameritrade cash management services agreement provided to each client who has cash management services in his or her TD Ameritrade brokerage account. ATM cash withdrawals may be made through participating financial institutions. Although TD Ameritrade does not charge for ATM withdrawals, institutions may charge a fee in connection with their services.

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How to Sell Shares

You may sell (redeem) your shares on a Portfolio Business Day.

Clients of TD Ameritrade

To sell (redeem) shares of a Portfolio, TD Ameritrade clients may use any of the methods outlined below.  Portfolio shares are redeemed at the next NAV calculated after receipt by the Portfolio of a redemption request in proper form.

With every request to sell shares, you will need to include the following information:

•	your TD Ameritrade account number
•	the Portfolio and Class
•	the dollar or share amount you wish to sell

Payment.   The proceeds of the redemption of your Portfolio shares ordinarily will be credited to your brokerage account the following business day after receipt by the Portfolio of a redemption request in proper form, but not later than seven calendar days after an order to sell shares is received. If you purchased shares by check, proceeds from a subsequent redemption may be held in your brokerage account to allow for clearance of the check (which may take up to ten calendar days). Each Portfolio reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Portfolio’s NAV per share.

Direct Redemptions.   A TD Ameritrade brokerage client may redeem shares of any of the Portfolios by placing an order directly with a TD Ameritrade Client Services Representative at (800) 669-3900. TD Ameritrade clients may also redeem shares by mailing a letter of instruction with the information indicated above, signed by one of the registered account holders in the exact form specified on the account, to any TD Ameritrade office or online at http://www.tdameritrade.com if other than a sweep position.

Redemptions.   In the case of a Selected Portfolio selected as a sweep option, shares of your Selected Portfolio may be sold to satisfy a debit balance in your TD Ameritrade brokerage account. To the extent that there are not a sufficient number of shares of your Selected Portfolio to satisfy any such debit, shares that you own of the other Portfolios or any other money market portfolio of the Company may be sold. In addition, shares may be sold to settle securities transactions in your TD Ameritrade brokerage account if on the day before settlement there is insufficient cash in the account to settle the net transactions. Your brokerage account, as of the close of business each business day, will be scanned for debits and pending securities settlements, and after application of any available cash or cash equivalent in the account to the debits, a sufficient number of shares may be sold the following business day to satisfy any remaining debits. Shares may also be sold to provide the cash collateral necessary to meet your margin obligations to TD Ameritrade.

Each Portfolio’s shares may be subject to redemption should the TD Ameritrade brokerage account in which they are held be closed or if your account fails to meet requirements established by TD Ameritrade or a Selected Broker, including requirements relating to minimum account balances. Please call (800) 669-3900 for more details.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary should redeem their shares through the Financial Intermediary. Your Financial Intermediary may allow you to make redemption requests by mail, by phone and/or electronically. Each Financial Intermediary is responsible for promptly submitting redemption requests to the Portfolios’ Transfer Agent. For your protection, a Portfolio may request documentation for large redemptions or other unusual activity in your account.

Your Financial Intermediary may impose a minimum account balance requirement. If so, your Financial Intermediary reserves the right to close your account if it falls below the required minimum balance. Please consult your Financial Intermediary for more information.

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The Portfolios may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information on selling shares, please contact your Financial Intermediary directly.

How to Exchange Between Portfolios

Shares of each of the Portfolios may be exchanged for shares of the same class of any other Portfolio. An exchange involves the redemption of the Class of shares of the Portfolio which you hold and the purchase of the corresponding Class of shares of another Portfolio at their respective NAVs after receipt of an exchange request in proper form. Each Portfolio reserves the right to reject specific exchange orders and, on 60 days’ prior written notice, to suspend, modify or terminate exchange privileges. There is no sales charge on shares you receive in an exchange.

Clients of TD Ameritrade

TD Ameritrade clients may change their designated Selected Portfolio to another Portfolio offered by this prospectus at any time without charge. To effect an exchange, call a TD Ameritrade Client Services Representative with instructions to move your money from one Portfolio to another, or you may mail written instructions to TD Ameritrade, Inc., P.O. Box 2209, Omaha, NE 68103-2209. Your letter should reference your TD Ameritrade brokerage account number, the Portfolio(s) and Class(es) from which you are exchanging and the Portfolio(s) and Class(es) into which you are exchanging. At least one registered account holder should sign this letter.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary may place exchange orders through their Financial Intermediary.

For more information on exchanging shares, please contact your Financial Intermediary directly.

SHAREHOLDER INFORMATION

Statements and Reports to Shareholders

The Portfolios do not issue share certificates but record your holdings in non-certificated form. Your Portfolio activity is reflected in your brokerage account statement. The Portfolios provide you with audited annual and unaudited semi-annual financial statements. To reduce expenses, only one copy of each of the annual and semi-annual financial statements and prospectus of the Portfolios, and any proxy statement or information statement relating to the Portfolios, will be sent to a single household without regard to the number of shareholders residing at such household, unless you request otherwise by calling or by sending a written request to your Financial Intermediary. Your Financial Intermediary will begin sending separate copies to your household within 30 days of receipt of your request.

Pricing Your Shares

The price of a Portfolio share on any given day is its NAV. Each Portfolio calculates its NAV per share each Portfolio Business Day as of the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern Time). Each Portfolio’s shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment is received by the Portfolio in the manner described under “How to Buy and Sell Shares.”

Note:  The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern Time).

To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Portfolio’s NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares. In addition, trading in some of a Portfolio’s securities may not occur on days when the Portfolio is open for business.

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Like most money market funds, each Portfolio values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or accretion of discount) rather than at current market value. This method of valuation minimizes the effect of changes in a security’s market value and helps each Portfolio to maintain a stable $1.00 share price. The Board of Directors has adopted procedures pursuant to which the NAV of a Portfolio, as determined under the amortized cost method, is monitored in relation to the market value of the Portfolio.

Dividends

On each day that the NAV of a Portfolio is determined, such Portfolio’s net investment income will be declared at 4:00 p.m. (Eastern Time) as a daily dividend to shareholders of record. Dividends begin to accrue on the business day that an order and payment are received by a Portfolio. All expenses are accrued daily and are deducted before declaration of dividends to investors. Net capital gains, if any, realized by a Portfolio will be distributed at least annually.

Dividends are declared daily and are reinvested monthly. Dividends and distributions from a Portfolio will be reinvested in additional full and fractional shares of the same Portfolio at the NAV next determined after their payable date. You may elect to receive any monthly dividend in cash by submitting a written election to TD Ameritrade or your Financial Intermediary prior to the posting date of the specific month to which the election to receive cash relates.

Taxes

Dividends derived from taxable interest and short-term capital gains generally are taxable to a shareholder as ordinary income even though they are reinvested in additional Portfolio shares. Distributions of net long-term capital gains, if any, realized by a Portfolio are taxable to individual shareholders of a Portfolio as long-term capital gains (at a maximum rate of 15% for taxable years beginning on or before December 31, 2012), regardless of the length of time the shareholder may have held shares in the Portfolio at the time of the distribution. Due to the nature of the Portfolios’ investments, corporate shareholders will not be eligible for the dividends-received deduction with respect to dividends paid by a Portfolio. In addition, dividends paid by a Portfolio will not qualify for the 15% maximum tax rate applicable to certain dividends.

Dividends and other distributions by a Portfolio are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the portfolio during January of the following calendar year.

U.S. Government Portfolio.   All or some of the dividends received from the U.S. Government Portfolio may be exempt from individual state and/or local income taxes. You should consult with your tax adviser in this regard.

Municipal Portfolio, California Portfolio and New York Portfolio — Federal Income Tax.   Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio intend to declare and distribute dividends exempt from regular federal income tax. Shareholders of any such Portfolio will not be required to include the “exempt-interest” portion of dividends paid by the Portfolio in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends on their federal income tax returns. Exempt-interest dividends may be subject to state or local income taxes or give rise to a federal AMT liability. Exempt-interest dividends also may affect the amount of social security benefits subject to federal income tax and may have other collateral federal income tax consequences.

Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government, and any net short-term capital gains) are taxable to shareholders as ordinary income.

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Interest on indebtedness which is incurred to purchase or carry shares of a Portfolio will not be deductible for federal income tax purposes to the extent such interest relates to the exempt-interest dividends received from the Portfolio.

Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income.

To the extent that exempt-interest dividends are derived from certain private activity bonds (some of which were formerly referred to as industrial development bonds) issued after August 7, 1986, they will be treated as an item of tax preference and may, therefore, be subject to both the individual and corporate AMT. All exempt-interest dividends will be included in determining a corporate shareholder’s “adjusted current earnings.” Seventy-five percent of the excess, if any, of adjusted current earnings over a corporate shareholder’s alternative minimum taxable income, with certain adjustments, will be an upward adjustment to such corporation’s alternative minimum taxable income. Notwithstanding the above general rules applicable to the treatment of tax-exempt interest for purposes of the individual and corporate AMT, the American Recovery and Reinvestment Tax Act of 2009, signed into law on February 17, 2009 (“ARRTA”), temporarily suspends the inclusion of tax-exempt interest in AMT income for certain tax-exempt bonds. Under ARRTA, tax-exempt interest on new money bonds issued in 2009 and 2010 and on refunding bonds issued in 2009 and 2010 of bonds originally issued in 2004 through 2008 will be entirely excluded from AMT income for the life of the bond for individual and corporate taxpayers. In addition, refunding bonds issued after 2010 of new money bonds issued in 2009 or 2010 will likewise be excluded from AMT income. As such, the interest on private activity bonds that satisfy these requirements for this exclusion will not be treated as an item of tax preference for purposes of the individual and corporate AMT. Further, interest on tax-exempt bonds that satisfy these exclusion requirements will not be included in determining “adjusted current earnings” for purposes of the corporate AMT.

The percentage of dividends which constitutes exempt-interest dividends, and the percentage thereof (if any) which constitutes an item of tax preference, will be determined annually and will be applied uniformly to all dividends of a Portfolio declared during that year. These percentages may differ from the actual percentages for any particular day. Shareholders are advised to consult their tax advisers with respect to AMT consequences of an investment in a Portfolio.

The tax exemption of dividends from a Portfolio for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and you are advised to consult your own tax adviser as to the status of your dividends under state and local tax laws.

California Portfolio — California Personal Income Taxes.   The California Portfolio expects that substantially all of the dividends paid by it will be exempt from California personal income tax. In order for the Portfolio to pay exempt-interest dividends that are exempt from California personal income tax, California law generally requires that, at the close of each fiscal quarter, at least 50% of the value of the California Portfolio’s assets consist of obligations the interest on which is exempt from California personal income tax. Such obligations include obligations of the State of California and its political subdivisions and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam. Such exempt-interest dividends must be designated by the California Portfolio in a written notice mailed to the California Portfolio’s shareholders not later than 60 days after the close of the California Portfolio’s taxable year. Assuming compliance with these requirements, dividends and distributions made by the California Portfolio from interest on such obligations are exempt from California personal income tax. Distributions from other obligations, as well as distributions from market discount, or short- or long-term capital gains, are subject to California personal income tax. Corporate taxpayers should note that the California Portfolio’s dividends and distributions are not exempt from California state corporate income tax or franchise tax.

New York Portfolio — New York Personal Income Taxes.   Individual shareholders of the New York Portfolio resident in New York State will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the

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Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes. Other distributions from the New York Portfolio, including those related to market discount and capital gains, generally will not be exempt from state or city income tax. Distributions from the New York Portfolio will be included in net income, and shares of the New York Portfolio will be included in investment capital in determining state franchise or city general corporation taxes for corporate shareholders. Shares of the New York Portfolio will not be subject to any state or city property tax. Shareholders of the New York Portfolio should consult their advisers about other state and local tax consequences of their investments in the Portfolio.

Miscellaneous.   Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information for a reasonable fee.

Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

The Portfolios may be required to withhold U.S. federal income tax currently at the rate of 28% of all taxable distributions payable to you if you are a U.S. person and fail to provide the Portfolios in which you invest with your correct taxpayer identification number and to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

A 30% withholding tax will be imposed on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to enter into agreements with the IRS regarding providing the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, to comply with due diligence procedures with respect to the identification of U.S. accounts, to report to the IRS certain information with respect to U.S. accounts maintained, to agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and to determine certain other information as to their account holders.  Other foreign entities will need to provide the name, address, and TIN of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

In order to qualify for an exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

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Frequent Purchases and Redemptions

Since the Portfolios are money market funds that are generally not designed for long-term investing and frequent purchases and redemptions of the Portfolios’ shares generally do not present risks to other shareholders of the Portfolios, the Board of Directors of the Company has determined that, at the present time, the Company need not adopt policies and procedures to prevent against frequent purchases and redemptions.

Disclosure of Portfolio Holdings
A description of the Company’s policies and procedures with respect to the disclosure of the Portfolios’ respective portfolio securities is available (i) in the Portfolios’ SAI and (ii) on the TDAM USA Inc. website at www.tdamusa.com. Information about each Portfolio’s portfolio holdings will be published on the Portfolio Holdings section of the website (www.tdamusa.com) as of the end of each month, generally subject to a 5-day lag between the date of the information and the date on which the information is disclosed, in accordance with Rule 2a-7 under the1940 Act. The Company also will publish on the website each Portfolio’s month-end top ten holdings, generally with a 30-day lag time. This information will remain available on the website at least until the date on which the Company files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current.

PORTFOLIO MANAGEMENT

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”), 31 West 52nd Street, New York, NY 10019, is the Portfolios’ investment manager. The Investment Manager formulates guidelines and lists of approved investments for each Portfolio, makes decisions with respect to and places orders for that Portfolio’s purchases and sales of portfolio securities and maintains records relating to such purchases and sales.

For its services, the Investment Manager is entitled to an annual fee, accrued daily and payable monthly, on a graduated basis equal to 0.10% of the first $1 billion of average daily net assets of each Portfolio, 0.09% of the next $1 billion, and 0.08% of assets over $2 billion. The Investment Manager and its affiliates from time to time may assume certain expenses of the Portfolios (or waive fees) in an effort to maintain certain net yields for the Portfolios. Accordingly, any expense reduction will have the effect of increasing yield to investors during the period of the expense reduction. Unless otherwise provided, expense reductions are voluntary and may be reduced or eliminated at any time.

For the fiscal year ended October 31, 2010, the Portfolios paid the following amounts (as a percentage of average net assets) to the Investment Manager for its services: 0.08% with respect to the Money Market Portfolio; 0.07% (after waivers) with respect to the U.S. Government Portfolio; 0.10% (after waivers) with respect to the Municipal Portfolio; 0.10% (after waivers) with respect to the California Portfolio; and 0.07% (after waivers) with respect to the New York Portfolio.

A discussion regarding the basis for the Board of Directors’ approval of the investment advisory contract of the Portfolios is available in the Portfolios’ semi-annual report dated April 30, 2010.

In addition to the Portfolios, the Investment Manager currently serves as investment manager to other series of the Company, institutional accounts, high net worth individual accounts, and certain other accounts, and, as of October 31, 2010 had total assets under management of approximately $17.4 billion.

Administrator

As administrator, TDAM provides certain services to the Portfolios. TDAM does not receive a separate fee for administrative services. TDAM has entered into an agreement with Citi Fund Services Ohio, Inc. (“Citi”) whereby Citi performs certain administrative services for the Portfolios. TDAM pays Citi’s fees for providing these services.

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Distributor

SEI Investments Distribution Co. acts as distributor o the Portfolios’ shares

Distribution (12b-1) Plan and Other Distribution Arrangements

The Portfolios’ Distribution Plan under Rule 12b-1 under the Investment Company Act (the “12b-1 Plan”) permits Class A of each Portfolio to pay from its assets distribution fees at a rate not to exceed 0.53% of its annual average daily net assets and the Select Class of the Money Market Portfolio to pay from its assets distribution fees at a rate not to exceed 0.33% of its annual average daily net assets (“12b-1 Fees”). These 12b-1 Fees are computed and accrued daily and will be paid to broker-dealers and other persons, including TD Ameritrade and your Financial Intermediary, pursuant to the terms of selected dealer agreements, selling agreements or other agreements complying with Rule 12b-1 that have been approved by the Board of Directors (“Rule 12b-1 Agreements”). Payments of the 12b-1 Fees will be made pursuant to the Rule 12b-1 Agreements in accordance with their terms. Because the 12b-1 Fees are paid out of the assets of the specific Class on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The 12b-1 Plan also provides that TDAM and TD Ameritrade Clearing, Inc., the transfer agent to the Portfolios (the “Transfer Agent”), or any successor investment adviser, administrator, or transfer agent or any additional transfer agent (collectively, “Successor”), may each make payments for distribution or other services (“assistance”) from its own resources, including its bona fide profits derived under its Investment Management Agreement and Administration Agreement or Transfer Agency Agreement, as applicable, to such broker-dealers or other persons who, in TDAM’s or the Transfer Agent’s sole discretion, have rendered or may render assistance. Any payments made by TDAM or the Transfer Agent or any Successor for such purpose will not reduce any 12b-1 Fees paid or payable under the 12b-1 Plan as described above.

 Shareholder Servicing

The Portfolios’ Shareholder Servicing Plan permits each Class to pay banks, broker-dealers or other financial institutions, including TD Ameritrade or your Financial Intermediary, for shareholder support services they provide, at a rate of up to 0.25% of its average daily net assets. These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of each Portfolio and Class, and TD Ameritrade, TD Ameritrade has agreed to provide shareholder services to each Portfolio and Class pursuant to the Shareholder Servicing Plan. Under the Shareholder Services Agreement, Class A of each Portfolio pays a fee (as a percentage of average net assets) of 0.25% to TD Ameritrade and the Select Class of the Money Market Portfolio pays a fee (as a percentage of average net assets) of 0.05% to TD Ameritrade.

ABOUT CALIFORNIA AND NEW YORK

California

The economy of the State of California (the “State” or “California”), the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction, government and services.  The State has a population of about 37.3 million, which has been growing at a 1-2 percent annual rate for several decades.  Gross domestic product of goods and services in the State exceeds $1.8 trillion.  Total personal income was estimated at $1,573 billion in 2009.  Total civilian employment was over 16.0 million as of December 2010.

California’s economy mirrors the national economy in many respects, and like the nation as a whole, California’s economy is slowly recovering from a deep recession, which was marked by falling home prices, low credit availability, shrinking equity values, reduction of consumer confidence and spending and loss of jobs.  Many regions in California, particularly in and near the Central Valley, have suffered particularly large

30

impacts from the subprime mortgage meltdown with high rates of foreclosure and steep drop in housing prices.  New home construction plummeted, although housing sales have started to rebound in 2009 and 2010.  More than 1 million jobs were lost in California during the recession and from the start of 2008, the unemployment rate increased from 6.1 percent to more than 12.5 percent by the end of 2010.  State exports were down 23 percent from their year-ago level in the first half of 2009.  However, with global economic conditions improving, State exports increased 21.5 percent from their year-ago level in the first half of 2010.  The State Department of Finance projects slow but positive economic growth through 2012.

While there continue to be signs the economy is slowly improving, California continues to face serious budgetary problems as a result of continuing structural imbalance between State revenues and expenditures and a slow recovery from the severe recession that began in December 2007 and ended in June 2009.  California is projected to face a budget gap of $25.4 billion by the end of fiscal year 2011-12.

In recent years, California has repeatedly failed to close its budget gaps.  The use of temporary measures and flawed assumptions have also exacerbated the State’s budget problems.  Between 2008 and 2010, adopted budgets included approximately $103.6 billion in budgetary “solutions,” by means of either expenditure reductions or increased revenue measures.  However, most budgetary actions, about 85 percent of them in fiscal year 2010-11, were temporary or failed to be realized because of court challenges or faulty assumptions.  A large part of the State’s annual budget is mandated by constitutional guarantees (such as for educational funding and debt service) and caseload requirements for health and welfare programs, which adds further pressure.  Several key assumptions in recent budgets have not been realized and the State’s budgetary plan continues to be based on a number of assumptions which may not be realized.  Further budgetary actions will be needed to maintain a positive balance for the State’s General Fund at the end of fiscal year 2010-11.

The economic recession had a profound, negative impact on State and local government revenues.  Revenues in the general fund of the State (the “General Fund”) fell over 18 percent in fiscal year 2009-10 from the height of revenues in fiscal year 2007-08.  By July 2009, cash resources had dwindled so far that the State Controller issued short-term, interest-bearing registered warrants (or “IOUs”) in lieu of checks which could be cashed immediately to make payments of certain of the State’s obligations.  This was only the second time that the State had issued IOUs since the Great Depression.  By employing a combination of external borrowing and other cash management techniques after the IOUs were called for redemption in late 2009, the State was able to meet all its cash obligations for the balance of fiscal year 2009-10 and through the date of adoption of the budget for fiscal year 2010-11 on October 8, 2010.  Legislation enacted in early March 2010 and in October 2010 provided the State with additional tools to manage cash during the 2010-11 fiscal year by authorizing short-term deferral of certain State payments, primarily to schools and local governments.  Furthermore, the State Controller deferred making payments from July to October 2010, on several billion dollars of obligations, including tax refunds, vendor payments, and some payments to counties for social service costs.  In January 2011, the State Treasurer indicated that cash pressures will continue to exist.  The State will continue to be dependent on access to the capital markets to assist in its cash management, and to avoid recurrence of payment deferrals or the issuance of additional “IOUs,” but such access cannot be assured.  The State Treasurer projected that absent further corrective action by the State Legislature and timely adoption of a fiscal year 2011-12 budget, a significant cash flow shortfall will occur in April or May 2011, which may require the issuance of registered warrants.

Most local government agencies, particularly counties, continue to face budget constraints due to limited taxing powers, mandated expenditures for health, welfare and public safety, and a weakened economy, among other factors.  State and local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, and in their ability to appropriate their tax revenues by a series of constitutional amendments enacted by voter initiative since 1978.  Individual local governments may also have local initiatives which affect their fiscal flexibility.  The major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development have all been adversely impacted by the economic recession.  Unfunded pension and other post-retirement liabilities also weigh heavily upon the State as well as many local jurisdictions.  One California city, Vallejo, in Solano County, has filed for bankruptcy under Chapter 9 of the federal Bankruptcy Code, and other cities have indicated they, too, are facing severe fiscal conditions.

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State general obligation bonds are, as of February 2011, rated “A1” by Moody’s Investors Service, “A-” by Standard & Poor’s, and “A-” by Fitch Ratings.  These ratings are among the lowest of any of the 50 states.

For more information about the State, see “Information About California” in the Statement of Additional Information.

New York

The information set forth in the New York State section below is derived from official disclosure released by the New York State Division of the Budget as of March 15, 2011.

New York State (“New York” or the “State”) is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. In 2003, Federal and state governments began reporting employment and wage statistics in accordance with the NAICS industrial classification system.

As of March 15, 2011, State wage growth for 2010 is estimated at 4.4 percent while wage growth for 2011 is projected to be 3.1 percent.  All of the risks to the U.S. forecast apply to the State forecast as well, although with New York the nation’s financial capital, the volume of financial market activity and equity market volatility pose a particularly large degree of uncertainty for the State.  In addition, with Wall Street still adjusting their compensation practices in the wake of the passage of financial reform, the cash portion of bonus payments for the current and subsequent fiscal years could be lower than projected.  In turn, the economic activity generated by the spending of that income could also be lower.  An even weaker labor market than projected could also result in lower wages, which in turn could result in weaker household consumption.  Similarly, should financial and real estate markets be weaker than anticipated, taxable capital gains realizations could be negatively affected.  These effects would ripple though the State economy, depressing both employment and wage growth.  In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

As of March 15, 2011, the New York State Division of the Budget estimates that the General Fund will end the 2010-11 fiscal year in balance on a cash basis (with the State’s General Fund ending the 2010-11 fiscal year with a cash balance of $1.36 billion in the General Fund, including $1.03 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $94 million in the Community Projects Fund, $21 million in the Contingency Reserve, and $36 million in undesignated fund balance.  Prior to the release of Governor Cuomo’s Executive Budget proposal on February 1, 2011, the State faced a projected budget gap of $10 billion in 2011-12, and projected budget gaps of $14.9 billion in 2012-13, $17.4 billion in 2013-14, and $20.9 billion in 2014-15. The estimated budget gaps, reflect in part the short-term impact of the recession on State tax receipts and economically-sensitive programs, the long-term impact of rapidly growing entitlement programs (especially, Medicaid and School Aid) and other spending commitments, and the phase-out of the Federal government’s increased support for Medicaid, education, and other costs through the Federal stimulus funding. On March 31, 2011 the State Legislature enacted the Governor’s 2011-12 Executive Budget substantially as proposed (including the Governor’s amendments thereto).  Accordingly, DOB estimates that the originally projected General Fund budget gap of $10 billion in 2011-12 has been eliminated (with the State’s General Fund ending the 2011-12 fiscal year with a cash balance of $1.6 billion, including balances in the principal reserve funds remaining unchanged from 2010-11 levels), and the future projected budget gaps have been reduced to $2.2 billion in 2012-13, $2.5 billion in 2013-14, and $4.4 billion in 2014-15.

For more information about the State, see “Information About New York” in the Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand each Portfolio’s financial performance for the indicated periods. Certain information reflects financial results for a single share of each Portfolio. The total return amounts in the tables represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by Ernst & Young LLP, whose report, along with the Portfolios’ financial statements, are included in the annual report, which is available upon request by calling TD Ameritrade at (800) 669-3900.

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized Gains (Losses) on Investments		Total from Operations		Dividends from Net Investment Income	Distributions from Net Realized Gains		Total Dividends and Distributions	Net Asset Value, End of Period	Total Investment Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Total Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets

TDAM Money Market Portfolio
Class A 1
2010	$1.00	$0.001		$(0.000	)*	$0.001		$(0.001)	$(0.000	)*	$(0.001)	$1.00	0.05%	$2,038,349	0.24%	1.02%	0.05%
2009	1.00	0.002		0.000	*	0.002		(0.002)	(0.000	)*	(0.002)	1.00	0.22%	2,829,856	0.67%	1.07%	0.27%
2008	1.00	0.023		0.000	*	0.023		(0.023)	—		(0.023)	1.00	2.39%	6,372,553	1.01%	1.01%	2.32%
2007	1.00	0.020		—		0.020		(0.020)	—		(0.020)	1.00	1.95%	1,360,332	1.04%‡	1.04%‡	4.45%‡
Select Class 2
2010	$1.00	$0.001		$(0.000	)*	$0.001		$(0.001)	$(0.000	)*	$(0.001)	$1.00	0.05%	$1,343,207	0.24%	0.62%	0.05%
2009	1.00	0.003		0.000	*	0.003		(0.003)	(0.000	)*	(0.003)	1.00	0.32%	1,737,197	0.55%	0.67%	0.37%
2008	1.00	0.028		0.000	*	0.028		(0.028)	—		(0.028)	1.00	2.80%	3,326,644	0.61%	0.61%	2.55%
2007	1.00	0.016		—		0.016		(0.016)	—		(0.016)	1.00	1.60%	710,585	0.63%‡	0.63%‡	4.81%‡
TDAM U.S. Government Portfolio
Class A 3
2010	$1.00	$0.000	*	$0.000	*	$0.000	*	$(0.000)*	$(0.000	)*	$(0.000)*	$1.00	0.03%	$671,696	0.18%	1.03%	0.03%
2009	1.00	0.002		0.000	*	0.002		(0.002)	(0.000	)*	(0.002)	1.00	0.16%	1,448,840	0.41%	1.05%	0.19%
2008	1.00	0.017		0.001		0.018		(0.018)	—		(0.018)	1.00	1.85%	2,982,096	1.04%	1.04%	1.67%
2007	1.00	0.018		—		0.018		(0.018)	—		(0.018)	1.00	1.79%	375,584	1.03%‡	1.03%‡	4.12%‡
TDAM Municipal Portfolio
Class A 4
2010	$1.00	$0.000	*	$0.000	*	$0.000	*	$(0.000)*	$(0.000	)*	$(0.000)*	$1.00	0.04%	$319,332	0.29%	1.06%	0.03%
2009	1.00	0.001		0.000	*	0.001		(0.001)	—		(0.001)	1.00	0.11%	305,829	0.58%	1.10%	0.13%
2008	1.00	0.014		0.000	*	0.014		(0.014)	—		(0.014)	1.00	1.46%	510,305	1.10%	1.10%	1.43%
2007	1.00	0.011		—		0.011		(0.011)	—		(0.011)	1.00	1.15%	59,564	1.10%‡	1.10%‡	2.58%‡
TDAM California Municipal Money Market Portfolio
Class A 5
2010	$1.00	$0.000	*	$(0.000	)*	$0.000	*	$(0.000)*	$—		$(0.000)*	$1.00	0.03%	$102,786	0.22%	1.07%	0.03%
2009	1.00	0.001		—		0.001		(0.001)	—		(0.001)	1.00	0.06%	104,865	0.44%	1.11%	0.06%
2008	1.00	0.013		0.000	*	0.013		(0.013)	(0.000	)*	(0.013)	1.00	1.34%	152,766	1.08%	1.08%	1.32%
2007	1.00	0.010		—		0.010		(0.010)	—		(0.010)	1.00	1.04%	17,734	1.11%‡	1.11%‡	2.54%‡
TDAM New York Municipal Money Market Portfolio
Class A 6
2010	$1.00	$0.000	*	$(0.000	)*	$0.000	*	$(0.000)*	$—		$(0.000)*	$1.00	0.03%	$56,814	0.23%	1.13%	0.03%
2009	1.00	0.000	*	—		0.000	*	(0.000)*	(0.000	)*	(0.000)*	1.00	0.05%	69,795	0.51%	1.19%	0.04%
2008	1.00	0.013		0.000	*	0.013		(0.013)	(0.000	)*	(0.013)	1.00	1.37%	92,113	1.13%	1.13%	1.35%
2007	1.00	0.010		—		0.010		(0.010)	—		(0.010)	1.00	1.04%	9,829	1.21%‡	1.21%‡	2.43%‡

*	Amount represents less than $0.001 per share.

†
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than a full year are not annualized.

‡	Annualized

(1)	Class A shares commenced operations on May 24, 2007.

(2)	Select Class shares commenced operations on July 3, 2007.

(3)	Class A shares commenced operations on May 30, 2007.

(4)	Class A shares commenced operations on May 25, 2007.

(5)	Class A shares commenced operations on June 5, 2007.

(6)	Class A shares commenced operations on May 31, 2007.

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FOR MORE INFORMATION

More information on the Portfolios is available upon request, including the following:

Shareholder Reports. Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders. In the Portfolios’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI includes more information about the Portfolios and their policies. The SAI is on file with the SEC and is incorporated by reference into (is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Portfolios, and make shareholder inquiries by contacting your Financial Intermediary or the Portfolios at the address or telephone number below or by visiting the website provided below:

TD Ameritrade, Inc.
P.O. Box 2209
Omaha, NE 68103-2209
Phone: (800) 669-3900
Hearing Impaired: TTY 1-888-723-8503
Internet site: http://www.tdamusa.com

Text-only versions of the Portfolios’ prospectus can be viewed online or downloaded from TDAM

(http://www.tdamusa.com). The Portfolios’ prospectus and other documents pertaining to the Portfolios also can be viewed online or downloaded from the SEC (http://www.sec.gov).

You can also review and copy information about each Portfolio, including the SAI, at the SEC’s public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-551-8090.

The Portfolios are a series of TD Asset Management USA Funds Inc., whose investment company registration number is 811-9086.

TDAMSTA02

TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Money Market Portfolio
Investor Class (WTOXX)
Premium Class (NPLXX)
Class A (TDAXX)
Select Class (TDSXX)

TDAM U.S. Government Portfolio
Investor Class (WTUXX)
Class A (TDUXX)

TDAM Municipal Portfolio
Investor Class (WTUXX)
Class A (TDIXX)

TDAM California Municipal Money Market Portfolio
Investor Class (WCAXX)
Class A (TDCXX)

TDAM New York Municipal Money Market Portfolio
Investor Class (WNYXX)
Class A (TDYXX)

April 15, 2011

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the prospectuses dated April 15, 2011 (the “Prospectus”) for the TDAM Money Market Portfolio (the “Money Market Portfolio”), the TDAM U.S. Government Portfolio (the “U.S. Government Portfolio”), the TDAM Municipal Portfolio (the “Municipal Portfolio”), the TDAM California Municipal Money Market Portfolio (the “California Portfolio”) and the TDAM New York Municipal Money Market Portfolio (the “New York Portfolio”), each a series (each a “Portfolio”) of TD Asset Management USA Funds Inc. (the “Company”). The Prospectus is incorporated by reference into this SAI.

Each Portfolio’s financial statements and financial highlights for the fiscal year ended October 31, 2010, including the independent registered public accounting firm’s report thereon, are included in the Portfolios’ Annual Report and incorporated herein by reference.

To obtain a free copy of the Prospectus or Annual Report, please write to the Company at TD Asset Management USA Funds Inc., c/o TD Ameritrade, Inc., P.O. Box 2209, Omaha, NE 68103-2209, call (800) 669-3900, or visit the following website: http://tdamusa.com.

GENERAL INFORMATION ABOUT THE COMPANY	3

INVESTMENT POLICIES AND RESTRICTIONS	3

INFORMATION ABOUT CALIFORNIA	17

INFORMATION ABOUT NEW YORK	32

DISCLOSURE OF PORTFOLIO HOLDINGS	50

PORTFOLIO TRANSACTIONS	51

MANAGEMENT OF THE COMPANY	52

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES	59

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES	68

DIVIDENDS AND TAXES	74

SHARE PRICE CALCULATION	79

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	80

SHAREHOLDER INFORMATION	81

ANNEX A — RATINGS OF INVESTMENTS	83

GENERAL INFORMATION ABOUT THE COMPANY

The Company is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Company was organized as a corporation under Maryland law on August 16, 1995. The Company changed its name from Waterhouse Investors Family of Funds, Inc. to TD Waterhouse Family of Funds, Inc. on September 20, 1999, and from TD Waterhouse Family of Funds, Inc. to TD Asset Management USA Funds Inc. on April 24, 2006. The Company is known as a “series company” because it offers multiple portfolios. Each Portfolio offers two or more classes of shares. This SAI pertains to all classes of the Portfolios.

Each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio is “diversified” as that term is defined in the Investment Company Act. Each of the California Portfolio and the New York Portfolio is “non-diversified” as that term is defined in the Investment Company Act.

The investment manager of the Portfolios is TDAM USA Inc. (“TDAM” or the “Investment Manager”).

INVESTMENT POLICIES AND RESTRICTIONS

Each Portfolio’s investment objective, and its investment policies and restrictions that are designated as fundamental, may not be changed without approval by holders of a “majority of the outstanding voting securities” of the Portfolio. Except as otherwise indicated, however, each Portfolio’s investment policies are not fundamental and may be changed without shareholder approval. As defined in the Investment Company Act, and as used herein, the term “majority of the outstanding voting securities” of the Company, or of a particular Portfolio or Class means, respectively, the vote of the holders of the lesser of (i) 67% of the shares of the Company or such Portfolio or Class present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Company or such Portfolio or Class are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company or such Portfolio or Class.

The following policies and restrictions supplement those set forth in the Prospectus. Each Portfolio’s investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Portfolios.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio’s assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio’s investment policies and restrictions.

As money market funds, the Portfolios are subject to Rule 2a-7 under the Investment Company Act, as amended (“Rule 2a-7”), in their pursuit of a stable net asset value of $1.00 per share. Rule 2a-7 imposes certain quality, maturity, liquidity and diversification standards on the operation of the Portfolios. See “Rule 2a-7 Matters” below.

Asset-Backed Securities

Each Portfolio may invest in securities backed by pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. The U.S. Government Portfolio will invest in asset-backed securities only to the extent that such securities are considered government securities as described below.

Bank Obligations

Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers’ acceptances of U.S. banks and their branches located outside of the United States, U.S. savings and loan institutions, U.S. branches of foreign banks, and foreign branches of foreign banks.

Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Portfolio but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Portfolio’s yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Portfolio’s right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Portfolio’s investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office. Investments in foreign bank obligations are limited to banks and branches located in countries that the Investment Manager believes do not present undue risk.

Investments in foreign bank obligations are subject to the additional risks associated with foreign securities.

Borrowing

Each Portfolio may borrow from banks and engage in reverse repurchase agreements. As a matter of fundamental policy, each Portfolio will limit borrowings (including any reverse repurchase agreements) to amounts not in excess of 33 1 / 3 % of the value of the Portfolio’s total assets less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1 / 3 % limitation. As a non-fundamental policy, a Portfolio will borrow money only as a temporary measure for defensive or emergency purposes in order to meet redemption requests without immediately selling any portfolio securities. No Portfolio will borrow from banks for leverage purposes. As a matter of fundamental policy, a Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding.

Certificates of Participation

Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may invest in certificates of participation. Certificates of participation may be variable rate or fixed rate with remaining maturities of one year or less. A certificate of participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the municipal security supporting the payment of principal and interest on the certificate of participation. Payments of principal and interest would be dependent upon the underlying municipal security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issuer of certificates of participation is based primarily upon the rating of the municipal security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Investment Manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate of participation and in determining whether the certificate of participation is appropriate for investment by a Portfolio. It is anticipated by the Investment Manager that for most publicly offered certificates of participation, there will be a liquid secondary market or there may be demand features enabling a Portfolio to readily sell its certificates of participation prior to maturity to the issuer or third party. As to those instruments with demand features, each Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Commercial Paper and Similar Securities

Corporate debt securities include corporate bonds and notes and short-term investments, such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliates’ current obligations and is frequently unsecured. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Variable rate demand notes are unsecured notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Variable rate demand notes are redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. Since these notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Portfolio may demand payment of principal and accrued interest at any time. Variable rate demand notes must satisfy the same criteria as set forth above for commercial paper.

Loan participation interests represent interests in senior, unsecured, working capital loans, which rank on the same priority and security level as commercial paper. They are generally issued by corporate entities that require some short-term funding but lack the large borrowing need or legal status required to establish a commercial paper program. These interests are actively marketed to money market funds and other short-term investors by a number of dealers. These selling banks are also the originators of the underlying bank loans. The selling banks reserve the right to allow any secondary marketing or repurchases of loan participation interests.

Loan participation interests are sold on a non-recourse basis; in the event of default of the borrower, an investor would have no direct claim against the borrower, but rather would look to the selling bank to proceed against the borrower. In fact, investors must rely on the selling bank to remit all principal and interest from loan participation interests on a regular basis.

A Portfolio will invest only in commercial paper rated in one of the two highest rating categories by a nationally recognized statistical rating organization (“NRSRO”), commercial paper or notes of issuers with a debt issue (which is comparable in priority and security with the commercial paper or notes) rated in one of the two highest rating categories for short-term debt obligations by an NRSRO, unrated commercial paper or notes of comparable quality as determined by the Investment Manager, or commercial paper secured by a letter of credit issued by a domestic or foreign bank rated in the highest rating category by an NRSRO. For a description of ratings issued by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”), two NRSROs, see “Annex A — Ratings of Investments.”

Credit Enhancement Features

Each Portfolio may invest in securities subject to letters of credit or other credit enhancement features. Such letters of credit or other credit enhancement features are not subject to federal deposit insurance, and changes in the credit quality of the issuers of such letters of credit or other credit enhancement features could cause losses to a Portfolio and affect its share price.

Foreign Securities

Each Portfolio may invest in U.S. dollar-denominated bank obligations of the foreign branches of U.S. banks and their non-U.S. branches (Eurodollars), U.S. branches of foreign banks (Yankee dollars), and foreign branches of foreign banks. Each Portfolio also may invest in U.S. dollar-denominated securities issued or guaranteed by foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and foreign financial institutions.

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States, and the Company may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, increased taxation, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.

Funding Agreements

The Money Market Portfolio may invest in funding agreements. Funding agreements are insurance contracts between an investor and an insurance company. For the issuer (insurance company), they represent senior obligations under an insurance product. For the investor, and from an Internal Revenue Service and Securities and Exchange Commission (“SEC”) perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general account of the issuing entity and rank on the same priority level as other policyholder claims.

Funding agreements are typically issued with a one-year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid by the Portfolio.

These agreements are regulated by the state insurance board in the state where they are executed.

Government Securities

Each Portfolio may invest in government securities. The term “government securities” for this purpose includes marketable securities and instruments issued or guaranteed by the U.S. government or by its agencies or instrumentalities, and repurchase agreements with respect to such obligations. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. government agencies and instrumentalities (“Agencies”) are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of Agencies are not debts of the U.S. Treasury, in some cases, payment of interest and principal on such obligations is guaranteed by the U.S. government, including, but not limited to, obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. In other cases, payment of interest and principal is not guaranteed, e.g., obligations of the Student Loan Marketing Association, Fannie Mae (FNMA or Federal National Mortgage Association), Freddie Mac (Federal Mortgage Association Corp.), Tennessee Valley Authority, Federal Home Loan Bank, and the Federal Farm Credit Bank. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit. Fannie Mae and Freddie Mac historically were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the U.S. government. However, in September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.  Although the U.S. government or its agencies currently  provide additional financial support to such entities, no assurance can be given that they will always do so. A U.S. government guarantee of the securities owned by a Portfolio does not guarantee the net asset value of the Portfolio’s shares.

Illiquid Securities

Each Portfolio may invest up to 5% of its net assets in illiquid securities. The term ‘‘illiquid securities’’ is defined in Rule 2a-7 as securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value ascribed to them by the Portfolio.  In determining the liquidity of a Portfolio’s investments, the Investment Manager may consider various factors, including (i) the unregistered nature of the security; (ii) the frequency of trades and quotations for the security, (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (iv) dealer undertakings to make a market in the security, (v) the nature of trading in the security, (vi) the trading and markets for the security, and (vii) the nature of trading in the marketplace, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.

Investments currently considered by the Portfolios to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by or under the direction of the Board of Directors (the “Board”). If through a change in values, net assets, or other circumstances, a Portfolio was in a position where more than 5% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity, which may include disposing of illiquid assets. If a Portfolio decides to sell illiquid securities, such sale might be at a disadvantageous time or at a disadvantageous price.

For purposes of the 5% limit on illiquid securities, Rule 144A securities will not be considered to be illiquid so long as the Investment Manager determines, in accordance with procedures adopted by the Board of Directors, that such securities have a readily available market. The Investment Manager will monitor the liquidity of such securities subject to the supervision of the Board of Directors.

Municipal lease obligations will not be considered illiquid if they (i) are publicly offered and are rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or (ii) have a demand feature, which, if exercised, will result in payment of their par value within seven days. Municipal lease obligations not meeting either of these criteria (“Restricted Municipal Lease Obligations”) will not be considered illiquid for purposes of a Portfolio’s 5% limitation on illiquid securities, provided the Investment Manager determines that there is a readily available market for such securities, in accordance with procedures adopted by the Board of Directors. With respect to Restricted Municipal Lease Obligations, the Investment Manager will consider, pursuant to such procedures, the general credit quality of the Restricted Municipal Lease Obligation, including, in the case of Restricted Municipal Lease Obligations that are unrated, an analysis of such factors as (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and any other factors unique to municipal lease obligations as determined by the Investment Manager.

Neither the California Portfolio nor the New York Portfolio have purchased Auction Rate Securities as part of the 5% limit on illiquid securities and it is not expected that either Portfolio will be purchasing Auction Rate Securities in the future.

Investment Company Securities

Each Portfolio may invest in securities issued by other investment companies to the extent that such investments are consistent with the Portfolio’s investment objectives and policies and are permissible under the Investment Company Act. Under the Investment Company Act, a Portfolio’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Portfolio’s total assets with respect to any one investment company; and (iii) 10% of the Portfolio’s total assets with respect to investment companies in the aggregate. In addition, each Portfolio will limit its investments in other investment companies in accordance with the diversification and quality requirements of such Portfolio. To the extent allowed by law or regulation, each Portfolio may invest its assets in securities of investment companies that are money market funds, including those advised by the Investment Manager, in excess of the limits discussed above. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations. Such investments will be made solely in other no-load money market funds.

Municipal Securities

Each Portfolio, except the U.S. Government Portfolio, may invest in municipal securities. The Municipal Portfolio, the California Portfolio and the New York Portfolio invest primarily in municipal securities. Municipal securities include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds or other private activity bonds that are backed only by the assets and revenues of the non-governmental user (such as manufacturing enterprises, hospitals, colleges or other entities).

Municipal securities include municipal bonds, notes and leases. Municipal securities may be zero-coupon securities. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals that would require registration in the future.

The Investment Manager relies on the opinion of the issuer’s counsel, which is rendered at the time the security is issued, to determine whether the security is appropriate, with respect to its tax status, to be purchased by a Portfolio.

Municipal securities may include other securities similar to those described below that are or may become available.

Municipal Bonds. Municipal bonds can be classified as either “general obligation” or “revenue” bonds. General obligation bonds are secured by a municipality’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds include industrial development bonds. Municipal bonds may also be “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.

Municipal bonds include tax-exempt industrial development bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the municipality. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax (other than the alternative minimum tax (AMT)).

Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. General obligation bonds are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from general tax revenues. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Revenue bonds issued by housing authorities may be secured in a number of ways, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund. In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated, as discussed on the following page.

Municipal bonds are considered private activity bonds if they are issued to raise money for privately owned or operated facilities used for such purposes as production or manufacturing, housing, health care and other nonprofit or charitable purposes. These bonds are also used to finance public facilities, such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s owner or user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment. However, pursuant to the American Recovery and Reinvestment Act of 2009, no bond issued after December 31, 2008, and before January 1, 2011, will be considered a private activity bond.

The types of projects for which private activity bonds may bear tax-exempt interest under the Internal Revenue Code of 1986, as amended (the “Code”), have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986, and continue to be subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated facilities of organizations described in Section 501(c)(3) of the Code (such as private universities and nonprofit hospitals), certain owner-occupied and rental residential projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the tax-exempt refinancing of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing could become increasingly limited.

Municipal Notes. Municipal notes, which may be either “general obligation” or “revenue” securities, are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year. Examples of municipal notes are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or Ginnie Mae at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer.

Municipal Lease Obligations. Municipal lease obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include “non-appropriation clauses” providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. A Portfolio’s ability to recover under such a lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure proves difficult. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds.

Investment in municipal lease obligations is generally made indirectly (i.e., not as a lessor of the property) through a participation interest in such obligations owned by a bank or other third party. A participation interest gives the investor a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Certain Tax Aspects. Municipal securities are also categorized according to (i) whether or not the interest is includable in the calculation of AMT imposed on individuals, (ii) whether or not the costs of acquiring or carrying the securities are deductible in part by banks and other financial institutions, and (iii) other criteria relevant for federal income tax purposes. Due to the increasing complexity of the Code and related requirements governing the issuance of tax-exempt securities, industry practice has uniformly required, as a condition to the issuance thereof, particularly in the case of revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on such securities.

Taxable Investments (Municipal Portfolio, California Portfolio and New York Portfolio). Each Portfolio anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Portfolio shares, or in order to meet redemption requests, a Portfolio may hold cash or cash equivalents. In addition, there may be occasions when, in order to raise cash to meet redemptions, a Portfolio may be required to sell securities at a loss.

From time to time, a Portfolio may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal and, in the case of the California Portfolio and the New York Portfolio, either California state or New York state (or city) income tax, respectively. For example, a Portfolio may invest in obligations whose interest is taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities, or, with respect to the California Portfolio and the New York Portfolio, when suitable state specific tax-exempt securities are unavailable. Should a Portfolio invest in taxable obligations, it would purchase securities that in the Investment Manager’s judgment are of high quality. These would include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, obligations of domestic banks, and repurchase agreements.

Additional Risk Considerations. The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a Portfolio’s distributions. If such proposals were enacted, the availability of municipal obligations and the value of a Portfolio’s holdings would be affected, and the Board of Directors would reevaluate the Portfolio’s investment objective and policies.

Non-Diversification and Concentration

Each of the California Portfolio and New York Portfolio is classified as “non-diversified” for purposes of the Investment Company Act, which means that the Portfolio is not limited by the Investment Company Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent a Portfolio makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because each Portfolio invests primarily in securities issued by a single state and its municipalities, it is more vulnerable to unfavorable developments within that particular state than funds that invest in municipal securities of many states.

Generally, each Portfolio may not “concentrate” its assets in securities related to a particular industry. Concentration, as the term is used in the Investment Company Act, means that at least 25% of the Portfolio’s assets would be invested in the securities of issuers within the same industry. Each of the California Portfolio and the New York Portfolio may, however, invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities, although each Portfolio does not currently intend to do so on a regular basis. Investment in municipal securities repayable from related revenue streams further concentrates a Portfolio’s risks.

Put Features

Put features entitle the holder to sell a security (including a repurchase agreement) back to the issuer or a third party at any time or at specific intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from domestic or foreign banks. The Investment Manager may rely on its evaluation of a bank’s credit in determining whether to purchase a security supported by a letter of credit. In evaluating a foreign bank’s credit, the Investment Manager will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect the bank’s ability to honor its credit commitment. Demand features, standby commitments, and tender options are types of put features.

Repurchase Agreements

Each Portfolio may enter into repurchase agreements, which are instruments under which a Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase that security from the Portfolio at a mutually agreed upon time and price (which resale price is higher than the purchase price), thereby determining the yield during the Portfolio’s holding period. Repurchase agreements are, in effect, loans collateralized by the underlying securities. Maturity of the securities subject to repurchase may exceed one year.  Each Portfolio may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Investment Manager, pursuant to policies and procedures adopted by the Board; however, it does not presently appear possible to eliminate all risks from these transactions. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which a Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables a Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

While a reverse repurchase agreement is outstanding, a Portfolio will segregate appropriate liquid assets to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager.

Rule 144A Securities

If otherwise consistent with its investment objectives and policies, each Portfolio may invest in Rule 144A securities. Rule 144A securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. Any such security will not be considered illiquid so long as it is determined by the Company’s Board of Directors or the Investment Manager, acting under guidelines approved and monitored by the Company’s Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Rule 2a-7 Matters

Each Portfolio must comply with the requirements of Rule 2a-7. Under the applicable quality requirements of Rule 2a-7, the Portfolios may purchase only U.S. dollar-denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition “eligible securities” as defined in Rule 2a-7. Generally, eligible securities are divided into “first tier” and “second tier” securities. First tier securities are generally those in the highest rating category (e.g., A-1 by S&P) or unrated securities deemed to be comparable in quality, government securities and securities issued by other money market funds. Second tier securities are generally those in the second highest rating category (e.g., A-2 by S&P) or unrated securities deemed to be comparable in quality. See “Annex A — Ratings of Investments.”

Except to the limited extent permitted by Rule 2a-7 and except for government securities, each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio may not invest more than 5% of its total assets in the securities of any one issuer. With respect to 75% of its total assets, each of the California Portfolio and the New York Portfolio may not invest more than 5% of its total assets in the securities of any one issuer.

Each Portfolio is limited with respect to the extent to which it can invest in second tier securities. For example, the Money Market Portfolio may not invest more than 1⁄2 of 1% of its total assets in the second tier securities of a single issuer. In addition, no Portfolio may invest in a second tier security with a maturity of greater than 45 calendar days.

Under the applicable liquidity requirements of Rule 2a-7, each Portfolio (except the Municipal Portfolio, the California Portfolio and the New York Portfolio) must hold at least 10% of its assets in ‘‘daily liquid assets’’ (as defined in Rule 2a-7), which include cash, direct obligations of the U.S. Government, and securities for which the Portfolio has a legal right to receive cash in one business day. Each Portfolio must also hold at least 30% of its assets in ‘‘weekly liquid assets’’ (as defined in Rule 2a-7), which include cash, direct obligations of the U.S. Government, agency discount notes with a remaining maturity of 60 days or less, and securities for which the Portfolio has a legal right to receive cash within five business days.

Each Portfolio will maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less and will limit its investments to securities that have remaining maturities of 397 calendar days or less (45 days or less with respect to second tier securities), all calculated as described in  Rule 2a-7. For example, for a government security that is a variable rate security where the variable rate of interest is readjusted at least every 397 calendar days, the maturity is deemed to be equal to the period remaining until the next readjustment of the interest rate.

Section 4(2) Paper

Each Portfolio, except the U.S. Government Portfolio, may invest in Section 4(2) paper. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as a Portfolio, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a Portfolio through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. The Investment Manager considers legally restricted, but readily saleable Section 4(2) paper to be liquid. However, pursuant to procedures adopted by the Company’s Board of Directors, if an investment in Section 4(2) paper is not determined by the Investment Manager to be liquid, that investment will be included within the 5% limitation on illiquid securities. The Investment Manager will monitor the liquidity of a Portfolio’s investments in Section 4(2) paper on a continuous basis.

Securities Lending

Each Portfolio may lend portfolio securities in amounts up to 33 1 / 3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times secured by cash or by equivalent collateral. By lending its portfolio securities, a Portfolio will receive income while retaining the securities’ potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, such loans of securities will only be made to firms deemed to be creditworthy by the Investment Manager.

Standby Commitments

Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may acquire standby commitments. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, a Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. Each Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, a Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of a Portfolio or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Investment Manager may rely upon its evaluation of a bank’s credit in determining whether to invest in an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by a Portfolio; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Stripped Government Securities

Each Portfolio, except the Municipal Portfolio, the California Portfolio and the New York Portfolio, may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. These instruments are issued at a discount to their “face value” and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Money Market Portfolio and the U.S. Government Portfolio. The Money Market Portfolio can purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (“CATS”), Treasury Investment Growth Receipts (“TIGR”s), and generic Treasury Receipts (“TR”s), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (“FICO”) can also be stripped in this fashion. Because of the view of the SEC on privately stripped government securities, the Money Market Portfolio must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds.

Temporary Defensive Position

When market or business conditions warrant, each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may assume a temporary defensive position and invest without limit in cash or cash equivalents, which may include taxable investments. For temporary defensive purposes, cash equivalents may include (i) short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) certificates of deposit, bankers’ acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have a minimum rating of A-1 from S&P or P-1 from Moody’s or a comparable rating from an NRSRO or unrated securities of comparable quality, (iii) commercial paper rated at least A-1 by S&P or P-1 by Moody’s or a comparable rating from another NRSRO or unrated securities of comparable quality, (iv) repurchase agreements covering any of the securities in which a Portfolio may invest directly, and (v) money market mutual funds. To the extent a Portfolio assumes a temporary defensive position, it may not be pursuing its investment objective. When a Portfolio assumes a temporary defensive position, it is likely that its shareholders will be subject to federal income taxes and, in the case of the California Portfolio and the New York Portfolio, to California state or New York State (or city) income taxes (as applicable) on a greater portion of their income dividends received from the Portfolio.

Tender Option Bonds

Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may purchase tender option bonds. Tender option bonds are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, a Portfolio may buy tender option bonds if the agreement gives the Portfolio the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for a Portfolio, the Investment Manager will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on an interest payment.

Variable or Floating Rate Obligations

Each Portfolio may invest in variable rate or floating rate obligations. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. The interest rate of variable rate obligations ordinarily is determined by reference to or is a percentage of an objective standard, such as the London Interbank Offered Rate (“LIBOR”), the Federal Funds Rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate obligations reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Each Portfolio determines the maturity of variable rate obligations and floating rate obligations in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

When-Issued and Delayed Delivery Basis Securities

Each Portfolio may invest in when-issued and delayed delivery basis securities. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities on a when-issued or delayed delivery basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. A security purchased on a when-issued basis is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally, such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Because a Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with each Portfolio’s other investments. If a Portfolio remains substantially fully invested at a time when when-issued or delayed delivery purchases are outstanding, the purchases may result in a form of leverage. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Portfolio’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio’s net asset value.

When a Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Portfolio could miss a favorable price or yield opportunity, or could suffer a loss. Each Portfolio may renegotiate when-issued or delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses. The sale of such securities by the Municipal Portfolio, the California Portfolio or the New York Portfolio may result in the realization of gains that are not exempt from federal income tax.

In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, a Portfolio will consider them to have been purchased on the date when it committed itself to the purchase. When when-issued or delayed delivery purchases are outstanding, a Portfolio will segregate appropriate liquid assets to cover its purchase obligations. A Portfolio will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring or disposing of the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable.

Zero Coupon Bonds

Each Portfolio may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Portfolio takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value.

Future Developments

Each Portfolio may invest in securities and in other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with such Portfolio’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and/or SAI will be amended or supplemented as appropriate to discuss any such new investments.

The following are the Fundamental Investment Restrictions of each Portfolio. Each Portfolio (unless noted otherwise) may not:

(1) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only) with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

(2) (with respect to the Municipal Portfolio only) normally invest less than 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax, but may be subject to federal alternative minimum tax liability;

(3) (with respect to the California Portfolio only) normally invest less than 80% of its total assets in municipal obligations issued by the state of California, its political subdivisions, authorities, instrumentalities and public corporations, or by other qualified issuers, including the various territories and possessions of the United States, the income from which is exempt from both California personal income tax and federal income tax, but may be subject to federal alternative minimum tax liability;

(4) (with respect to the New York Portfolio only) normally invest less than 80% of its total assets in municipal obligations issued by the state of New York, its political subdivisions, authorities, instrumentalities and public corporations, or by other qualified issuers, including the various territories and possessions of the United States, the income from which is exempt from both New York personal income tax and federal income tax, but may be subject to federal alternative minimum tax liability;

(5) issue senior securities, except as permitted under the Investment Company Act;

(6) make short sales of securities or purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

(7) borrow money, except that each Portfolio may: (i) borrow money for temporary defensive or emergency purposes (not for leveraging or investment), (ii) engage in reverse repurchase agreements for any purpose, and (iii) pledge its assets in connection with such borrowing to the extent necessary; provided that (i) and (ii) in combination do not exceed 33 1 / 3% of the Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1 / 3% limitation. A Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding;

(8) act as an underwriter (except as it may be deemed such in a sale of restricted securities);

(9) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; or, in the case of the Municipal Portfolio, tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision, agency or instrumentality of any of the foregoing) if, as a result, more than 25% of the Portfolio’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Money Market Portfolio may invest more than 25% of its total assets in the financial services industry and the Municipal Portfolio may invest more than 25% of its total assets in industrial development bonds related to a single industry. The Money Market Portfolio specifically reserves the right to invest up to 100% of its assets in certificates of deposit or bankers’ acceptances issued by U.S. banks, including their foreign branches, and U.S. branches of foreign banks, in accordance with its investment objectives and policies;

(10) (with respect to the California Portfolio and the New York Portfolio only) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, immediately after the purchase more than 25% of the Portfolio’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that a Portfolio may invest in obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision, agency or instrumentality of any of the foregoing, or invest more than 25% of its total assets in industrial development bonds related to a single industry;

(11) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(12) buy or sell commodities or commodity (futures) contracts, except for financial futures and options thereon. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts;

(13) lend any security or make any other loan if, as a result, more than 33 1 / 3% of its total assets would be loaned to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements; or

(14) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or to the extent otherwise permitted by the Investment Company Act; however, a Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Portfolio.

The following Investment Restrictions are not fundamental and may be changed without shareholder approval. Each Portfolio (unless noted otherwise) does not currently intend to:

(1) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only) purchase a security (other than a security issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or a security subject to a “guarantee issued by a non-controlled person,” as defined in Rule 2a-7) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that a Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days;

(2) purchase or hold any security if, as a result, more than 5% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice and securities restricted as to disposition under federal securities laws, except for commercial paper issued in reliance on the “private placement” exemption afforded by Section 4(2) of the Securities Act (Section 4(2) paper), securities eligible for resale pursuant to Rule 144A under the Securities Act (Rule 144A securities), and other securities, that are determined to be liquid pursuant to procedures adopted by the Company’s Board of Directors;

(3) invest in financial futures and options thereon; or

(4) (with respect to the U.S. Government Portfolio only) normally invest less than 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations; provided, further that any change to such policy shall require a notice to shareholders at least 60 days prior to such change.

INFORMATION ABOUT CALIFORNIA

Following is a brief summary of some of the factors that may affect the financial condition of the State of California (referred to herein as the “State” or “California”) and its political subdivisions.  The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by the California Portfolio or any particular projects financed with the proceeds of such obligations.  Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in California, could have an adverse impact on the financial condition of California and its political subdivisions, including issuers of obligations held by the California Portfolio.  It is not possible to predict whether and to what extent those factors may affect the financial condition of California and its political subdivisions, including issuers of obligations held by the California Portfolio.

The following summary is based upon publicly available budget documents and offering statements relating to public debt offerings of the State, the latest of which is dated November 22, 2010; however, this summary has not been updated nor will it be updated during the year.  Neither the Company nor its legal counsel has independently verified this information.

Overview

The State, like the rest of the nation, has been slowly emerging from the most significant economic downturn since the Great Depression.  According to the State Department of Finance (the “Department of Finance”), home building permitting, which suffered a long, steady three-year decline starting in 2006, stabilized at a very low level in 2009.  Spurred by the federal home buyers tax credit and, to a lesser extent, by California’s first-time buyer tax credit, permitting improved throughout most of 2010.  Existing home markets also stabilized in 2009 as home prices appreciated, inventories declined, and the pace of sales stabilized at a sustainable rate.  Despite these positive developments, in 2010 the State had the fourth highest rate of foreclosure in the United States, with foreclosure filings at nearly twice the national rate.  Rising unemployment in the State has added to the foreclosure problem.  The State’s unemployment rate increased from 6.1 percent at the start of 2008 to 12.5 percent in December 2010.  In contrast, the United States unemployment rate for December 2010 was 9.4 percent.  Since the recession began in December 2007, the ranks of the unemployed in the State increased by more than 1.3 million.

While there continue to be signs the economy is slowly improving, California continues to face serious budgetary problems as a result of continuing structural imbalance between State revenues and expenditures and a slow recovery from the severe recession that began in December 2007 and ended in 2009.  California is projected to face a budget gap of $25.4 billion by the end of fiscal year 2011-12.

In recent years, California has repeatedly failed to close its budget gaps.  The decline in General Fund revenue, which fell more than 18 percent in fiscal year 2009-10 from the height in fiscal year 2007-08, has contributed to the continued deficits.  However, the use of temporary measures and flawed assumptions have also exacerbated the State’s budget problems.  Between 2008 and 2010, adopted budgets included approximately $103.6 billion in budgetary “solutions,” by means of either expenditure reductions or increased revenue measures.  However, most budgetary actions, about 85 percent of them in fiscal year 2010-11, were temporary or failed to be realized because of court challenges or faulty assumptions.

On January 3, 2011, Jerry Brown succeeded Arnold Schwarzenegger as Governor of the State.  Governor Brown immediately acknowledged the seriousness of the financial problems facing the State and introduced his proposed budget plan for fiscal year 2011-12 on January 10, 2011 (the “2011-12 Governor’s Budget”), which calls for significant reforms to State and local programs, substantial reductions to State operations, and spending cuts across all service areas.  The 2011-12 Governor’s Budget also assumes over $11 billion in additional revenues from a five-year extension of temporary tax rates, subject to voter approval in a special election to be held in June 2011 (the “June Special Election”).  Governor Brown warned that should State voters reject the tax extensions, additional and significant budget cuts would be required in nearly every area of government.  There can be no assurance that the structural deficit of the State will not continue in the future, with potential adverse consequences for the credit ratings of the State’s obligations.

The State’s access to the capital markets was virtually closed down in the second half of 2008 and into 2009 as a consequence of the turmoil in the credit markets starting in mid-2008 and the State’s own deteriorating financial condition.  The State reentered the markets in March 2009 following the enactment of a budget for fiscal year 2009-10 in February 2009.  Another consequence of the cash pressure facing the State was that construction of bond-funded projects around the State was frozen in December 2008.  Furthermore, in February 2009, the State Controller deferred making payments on several billion dollars of State obligations, including tax refunds, vendor payments, and some payments to counties for social service costs.  With the enactment of an amended State budget for fiscal year 2009-10 in July 2009, the State was able to temporarily relieve its cash shortfall, but cash flow shortfalls quickly reemerged.  By the end of July 2009, cash resources had dwindled so far that the State Controller began to issue short-term, interest-bearing registered warrants (or “IOUs”) in lieu of checks, which could not be cashed immediately.  The issuance of $2.6 billion of IOUs between July and September 2009 was only the second time that the State had issued IOUs since the Great Depression.  The IOUs were called for redemption in late 2009.

The State continues to face cash pressures in fiscal year 2010-11, largely as a result of the decline in State revenues.  California began fiscal year 2010-11 without a State budget in place, the 19th time in the past 25 years that has occurred.  Consequently, the State was unable to issue short-term revenue anticipation notes and risked running out of cash.  In order to conserve cash for legally guaranteed payments, including those to holders of State bonds, the State Controller’s Office withheld $6.7 billion in payments from the General Fund to, among other payees, private businesses that contract with the State, school districts for categorical programs such as special education and remedial summer school, community colleges, local governments and other agencies.  Once the State budget for fiscal year 2010-11 was adopted in October 2010, the State issued $6.7 billion of interim revenue anticipation notes to six financial institutions in order to replenish its cash position.  The failure of the State Legislature to pass a budget by the start of fiscal year 2010-11 also prompted Governor Schwarzenegger to issue an order to the State Controller to reduce State worker pay to the federal minimum wage until a budget was in place (when workers would receive their full pay, including deferred back pay).  However, in August 2010, a state court temporarily refused to force the State Controller to comply with Governor Schwarzenegger’s order, pending further legal action at a date that has not yet been set.

In January 2011, the State Treasurer warned that the State could be forced to issue IOUs in April or May 2011 if the newly-elected Governor Brown and the State Legislature fail in their budget negotiations.  The State will continue to be dependent on access to the capital markets to assist in its cash management, and to avoid recurrence of payment deferrals or the issuance of additional IOUs, but such access cannot be assured.  The State Controller has indicated that under virtually any circumstances, debt service on State bonds will be paid.

Expenditure reductions and budget pressures in recent years on the State budget have resulted in continuing fiscal pressures on local governments throughout the State.  These pressures will continue in view of the current State budget shortfall and reductions in State aid adopted as part of recent State budget solutions, particularly for schools and social services.  Furthermore, local tax revenues, especially property taxes and sales taxes, have declined in many jurisdictions.  Unfunded pension and other post-retirement liabilities also weigh heavily upon the State as well as many local jurisdictions.  One city, Vallejo, in Solano County, entered bankruptcy under Chapter 9 of the federal bankruptcy code and there can be no assurance other cities or counties may not follow suit.

There can be no assurances that the fiscal stress and cash pressures currently facing the State and its localities will not continue or become more difficult, or that continuing declines in State tax receipts or other impacts of the current economic situation will not further materially adversely affect the financial condition of the State and its localities.  The Department of Finance has projected that multi-billion dollar budget gaps will occur annually through at least fiscal year 2013-14 without further corrective actions.

Economic Factors

California is by far the most populous state in the nation, almost 50 percent larger than the second-ranked state according to the initial results of the 2010 U.S. Census.  The State’s estimated population of about 37.3 million represented over 12 percent of the total United States population.

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services.  The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

Even months after the recession ended in 2009, California’s job market remains the weakest it has been in decades.  The State’s unemployment rate increased from 6.1 percent at the start of 2008 to 12.5 percent in December 2010.  In comparison, the United States unemployment rate for December 2010 was 9.5 percent.  California suffered its worst job losses on record during the latter half of 2008 and the first half of 2009, losing nearly a million nonfarm jobs.  These losses moderated during the second half of 2009.  Modest job gains the first half of 2010 were diminished by job losses in the second half of 2010.  During 2010, 13,700 jobs were created for an average gain of 1,142 jobs per month.  In contrast, the State lost an average of 69,700 jobs per month in 2009 and 44,600 jobs per month in 2008.  Since the national recession began in December 2007, the State has lost over 1.3 million jobs.

Personal income increased by 1.5 percent in the first three quarters of 2010, as compared to the 5.6 percent average growth rate from 1988 to 2008.  According to the Department of Finance, in 2009, California personal income declined by 2.8 percent from the previous year due to the large toll of lost jobs during the recession.  This was the State’s first decline in personal income on a year-over-year basis for the first time since 1938.  The decline in the first quarter of 2009, 1.8 percent, was the largest in 40 years.

After falling for eight consecutive quarters, taxable sales grew in the second half of 2009 and the first quarter of 2010.  In 2009, taxable sales were down 15 percent from the prior year and down 20 percent from the peak reached in the second half of 2006.  Sales during the first three quarters of 2010 were up nearly 4 percent from the first three quarters of 2009, but were still down 16 percent from the peak reached in the first three quarters of 2007.

The total assessed valuation of property in the State was 2.4 percent lower at the commencement of fiscal year 2009-10 than it was in the commencement of the prior  fiscal year and 1.8 percent lower again at the commencement of  fiscal year 2010-11.  These are the only year-to-year declines in the Statewide property tax values since the State began keeping records in 1933.

The State’s housing sector has recently shown some signs of recovery.  Existing home sales have stabilized around the half-million unit rate (seasonally-adjusted and annualized).  The Statewide median price for existing single-family homes increased more than 10 percent from 2009 to 2010, bringing the average median price to approximately $302,900.  However, this median price is still significantly lower than the 2007 annual median price of $560,270.  While the State continues to have one of the highest foreclosure rates in the United States, the number of foreclosure filings during 2010 was down more than 13 percent from 2009.  However, additional foreclosures may result from the resetting of adjustable rate mortgages between 2010 and 2012, the commencement of amortization during the same period on mortgages that were previously in an interest-only mode and the expiration of the mortgage foreclosure relief program.  The impact of the resetting may be mitigated by the fact that the resets are spread out over multiple years and may be further mitigated if mortgage interest rates remain low.

Home building permitting, which suffered a long, steady decline from 2006 through 2009, was up 22.5 percent in 2010 as compared to 2009.  Despite this gain, the overall level of residential construction activity was nearly 80 percent lower that the peak output reached in 2004.

Nonresidential construction permitting was up 1.3 percent in 2010 as compared with 2009.  Nevertheless, nonresidential building activity has fluctuated within a relatively narrow (and low) range since the beginning of 2009.

Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues

Over the years, a number of constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes or restricted the use of General Fund revenues.  Some of the more significant of these approved constitutional amendments are described below.

Limitation on Property Taxes.  Certain California debt obligations may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue.  The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution (“Article XIIIA”), enacted by the voters in 1978 and commonly known as “Proposition 13.”  Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1 percent of full cash value of real property and generally restricts the reassessment of property to 2 percent per year, except upon new construction or change of ownership (subject to a number of exemptions).

Taxing entities, however, may raise ad valorem taxes above the 1 percent limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1 percent ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments.  This system has resulted in widely varying amounts of tax on similarly situated properties.  Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1 percent limit; it also requires voters of any governmental units to give two-thirds approval to levy certain taxes.  For further discussion on voter approval requirements under Article XIIIA, see “—Voter Requirements for Taxes and Fees” below.

Limitations on Other Taxes, Fees and Charges.  On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.”  Proposition 218 added Article XIIIC (“Article XIIIC”) and Article XIIID (“Article XIIID”) to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective.  Proposition 26, discussed below under the caption entitled “—Voter Requirements for Taxes and Fees,” amended Article XIIIC by adding an expansive definition of “taxes” to include many regulatory fees currently imposed by the State and its municipalities.  Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.  For further discussion regarding Proposition 26 and voter approval requirements under Article XIIIC, see “—Voter Requirements for Taxes and Fees” below.

Article XIIID contains several provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs.  Article XIIID also contains several provisions affecting “fees” and “charges,” defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.”  All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes.  Article XIIID imposes notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges.  Consequently, local voters, by future initiative, could repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge.  It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.

Voter Requirements for Taxes and Fees.  Proposition 26, known as the “Supermajority Vote to Pass New Taxes and Fees Act” was approved by State voters on November 2, 2010.  Proposition 26 amends provisions of Article XIIIA and Article XIIIC governing the imposition of taxes.  Proposition 26 requires a two-thirds supermajority vote in the State Legislature prior to the imposition of any change in State statute which results in any taxpayer paying a higher tax.  This new requirement eliminates the current practices that allows, via majority vote, one tax to be increased if another tax is lowered by an equivalent amount.  Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a “tax,” and thus would require two-thirds vote of any governmental units for passage.  Finally, Proposition 26 applies retroactively to any measures passed on or after January 1, 2010.  Thus, any tax or fee that was adopted after January 1, 2010 with a majority vote that would have required a two-thirds vote if Proposition 26 were in place, will be repealed on November 2, 2011, unless readopted by the necessary two-thirds vote.

Appropriations Limits.  The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution (“Article XIIIB”), enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively.  Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed.  “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments.  No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (i) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (ii) appropriations to comply with mandates of courts or the federal government, (iii) appropriations for certain capital outlay projects, (iv) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (v) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units.  The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State’s economy.

“Excess” revenues are measured over a two year cycle.  Local governments must return any excess to taxpayers by rate reductions.  The State must refund 50 percent of any excess, with the other 50 percent paid to schools and community colleges.  With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990s because of the recession, few governments have been operating near their spending limits, but this condition may change over time.  Local governments may by voter approval exceed their spending limits for up to four years.  The Department of Finance estimates the State was $25.7 billion under the limit in fiscal year 2009-10 and will be $17.6 billion under its limit in fiscal year 2010-11.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California debt obligations or on the ability of the State or local governments to pay debt service on such California debt obligations.  It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations.  Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Limitations on General Fund Revenues.  The single largest portion of the State budget is support for K-12 public schools and community college districts.  Proposition 98, an initiative measure adopted originally in 1988, mandates that a set percentage of General Fund revenues be spent for K-14 schools, with the balance of school funding provided by a share of local property taxes.  Proposition 98 is extremely complex, and results in significant fiscal problems when, as in current conditions, General Fund revenues fall short of the projections on which the original appropriations to schools were made.  For further discussion regarding Proposition 98, see “Proposition 98 and K-14 Funding” below.

Obligations of the State

The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants.

Capital Facilities Financing.  The State builds and acquires capital facilities primarily through the use of general obligation bonds and lease-purchase borrowing.  Under the State Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education.  As of January 1, 2011, the State had approximately $83.9 billion of outstanding obligations primarily supported by the General Fund, which consist of approximately $72.4 billion of general obligation bonds, approximately $9.6 billion of lease-revenue bonds and $1.9 billion of bonds issued for repayment of budgetary borrowing from local governments pursuant to Proposition 1A of 2004 (as defined herein).  As of January 1, 2011, the State had approximately $37.1 billion of authorized and unissued General Fund-supported long-term general obligation bonds.  Debt service on General Fund-supported general obligation bonds, lease-revenue debt and Proposition 1A debt was approximately 6.9 percent of General Fund revenues in fiscal year 2009-10 and is expected to be 7.1 percent of General Fund revenues in fiscal year 2010-11.  For further information regarding bonds issued to repay borrowing pursuant to Proposition 1A of 2004, see “The State Budget—Constraints on the Budget Process—State-Local Fiscal Relations” below.

Future Bond Issuance Plans.  In light of the approximately $60 billion in bond authorizations approved by the voters and the State Legislature since 2006, issuance of General Fund-supported debt, primarily general obligation bonds, is expected to increase in coming years.  However, the exact amount which may be issued will depend on market conditions, budget priorities, the ratings of State bonds and other factors.  See “Bond Ratings” below.

Disruptions in the financial markets and uncertainties about the State’s budget condition have caused significant disruptions over the past years in the State’s bond issuance program.  Because of these factors, the State did not issue any new general obligation bonds between July 2008 and March 2009.  The State reentered the market in March 2009 with a $6.54 billion tax-exempt bond issue, the largest new money general obligation bond issue in the State’s history (excluding economic recovery bonds).  The State, the largest municipal borrower in the United States, sold $19.7 billion of general obligation bonds and $1.549 billion of lease-revenue bonds during calendar year 2009 and $10.525 billion of general obligation bonds and more than $721 million of lease-revenue bonds in calendar year 2010.

The State typically sells general obligation bonds in the spring and fall, but Governor Brown’s Administration plans to eliminate the spring sale in fiscal year 2010-11, in order to slow the growth of General Fund debt-service obligations.  The State Treasurer’s Office stated that by not selling bonds until fall 2011, California will save almost $250 million in debt service costs for fiscal year 2011-12, but such a bond moratorium could delay planned public works projects that have not already commenced.

Cash Management. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs.  External borrowing is typically done with revenue anticipation notes that are payable later in the fiscal year in which they are issued.  The State issued $8.8 billion of revenue anticipation notes as part of its fiscal year 2009-10 cash management program, all of which were repaid in May and June 2010 upon maturity.  On November 18, 2010, the State issued $10.0 billion of revenue anticipation notes to assist its unapplied cash resources in the General Fund which can be used to repay the $6.7 billion interim revenue anticipation notes that were sold privately to financial institutions on October 28, 2010.  The interim revenue anticipation notes provided short-term cash flow resources pending issuance of the revenue anticipation notes in November 2010.  Revenue anticipation notes have been issued in 23 of the last 24 fiscal years, and it is likely that the issuance of revenue anticipation notes will recur in fiscal year 2011-12.  However, there can be no assurance that the State will continue to have access to the public markets.
The State is also authorized under certain circumstances to issue revenue anticipation warrants that are payable in the succeeding fiscal year, as well as registered refunding warrants issued to refund revenue anticipation warrants.  The State has issued revenue anticipation warrants to bridge short-term cash flow shortages in five years since 1992.  From time to time, the State Legislature changes due dates for various payments by State statute, in order to more closely align the State’s revenues with its expenditures.  This technique has been used several times through the enactment of the last three Budget Acts (as defined herein), in order to reduce the State’s need for external borrowing to bridge its cash flow deficit during such fiscal years.  Some of these statutory deferrals were made permanent and others were implemented for one fiscal year.  Further, State law gives the State Controller some flexibility to delay payments to various payees, including State vendors, when the State Controller foresees a relatively short-term cash flow shortage.  In addition, the State issued IOUs in lieu of cash payments in July and August 2009, the second such issuance since the 1930s.  For more information regarding the State’s recent cash management programs, see “Recent Financial Results” below.

Obligations of State Agencies

A number of State agencies and authorities issue obligations secured or payable from specified revenue streams.  These obligations are not payable from the General Fund and carry different ratings than the State’s general obligation bonds.  The State Department of Water Resources has been one of the largest issuers of revenue bonds in recent years, with over $10.8 billion of outstanding bonds secured by power and water users, as of June 30, 2010.  The California Housing Finance Agency had approximately $8.9 billion of outstanding bonds secured by mortgage loans made for single family and multi-family housing units, as of June 30, 2010.  None of these revenue bonds are backed by the State’s faith and credit or taxing power.

Recent Financial Results

Historically, the principal sources of General Fund tax revenues are personal income tax, sales and use tax and corporation tax.  In fiscal year 2009-10, these sources contributed approximately 52 percent, 31 percent and 11 percent, respectively, of total General Fund tax revenues and transfers.  A large portion of personal income tax receipts is derived from capital gains realizations and stock option income.  These sources are particularly volatile, in light of the steep stock market losses that occurred in 2008 and 2009.  Capital gains reported by taxpayers plunged more than 57 percent in 2008 and are estimated to have declined a further 38 percent in 2009.  Sales and use taxes and corporation taxes are subject to economic fluctuations and consequently, these revenue sources have also become volatile as a result of the State’s slow recovery from the recession that began in 2007.  Moreover, compared to the rest of the nation, California relies less on a relatively stable revenue source, the property tax, because of Proposition 13.  The Department of Finance reports that General Fund revenues fell over 18 percent from the height of revenues in fiscal year 2007-08 to the bottom in fiscal year 2009-10 and projects that baseline revenues will not return to the fiscal year 2007-08 levels until at least fiscal year 2013-14.

The State is required to maintain a Special Fund for Economic Uncertainties (the “SFEU”), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available.  Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.  Due to recurring cash flow shortfalls, the SFEU was in deficit of $6.1 billion, as of June 30, 2010.  The 2011-12 Governor’s Budget projects a SFEU deficit of approximately $4.1 billion, as of June 30, 2011 and a balance of $955.0 million, as of June 30, 2012; however there can be no assurance that the budget assumptions will be realized.

The sharp drop in revenues over the last three fiscal years resulted in a significant depletion of cash resources to pay the State’s obligations.  In February 2009, the State deferred making certain payments from the General Fund in order to conserve cash resources for high priority obligations, such as education and debt service.  Full payments resumed in March 2009, and the State was able to pay all its obligations through June 30, 2009, including repayment of $5.5 billion of 2008-09 revenue anticipation notes.  However, by July 2009, as new budget gaps were identified and with the failure to adopt corrective actions, the State’s cash resources had dwindled so far that, commencing July 2, 2009, the State Controller began to issue IOUs for certain lower priority obligations.  The IOUs, the issuance of which did not require the consent of the recipients, bore interest.  With enactment of the amended State budget for fiscal year 2009-10 in late July 2009, the State was able to access financial markets to partially fund its cash flow requirements and was able to call all its outstanding registered warrants for redemption on September 4, 2009.  This issuance was only the second time the State has issued IOUs since the 1930s.

As a result of the cash pressure facing the State, on December 17, 2008, the Pooled Money Investment Board voted to significantly curtail loans from the State’s Pooled Money Investment Account (“PMIA”) thereby postponing or stopping construction on thousands of projects Statewide.  The PMIA customarily made such loans to provide temporary funding for infrastructure projects prior to permanent financing through the issuance of State general obligation bonds or lease revenue bonds.  Although the PMIA recommenced making such loans, there can be no assurance that another curtailment will not occur.

In order to address the State’s cash flow emergency, Governor Schwarzenegger ordered layoffs of State agency and department employees and issued two executive orders, which require unpaid furloughs of State employees each month.  The first furlough order commenced February 1, 2009, mandating 460 furlough days through June 30, 2010 in order to reduce payroll expenditures by approximately $1.3 billion or 14 percent of General Fund payroll expenditures for fiscal year 2009-10.  Over 30 suits were filed in connection with this executive order.  In October 2010, the State Supreme Court ruled that State workers were legally furloughed and not entitled to back pay.  In July 2010, Governor Schwarzenegger issued a second furlough order, which required certain State employees to take three furlough day per month beginning August 1, 2010 until a budget for fiscal year 2010-11 was in place.  Lawsuits challenging Governor Schwarzenegger’s second furlough order have been filed and are currently pending in State and federal courts.  Consequently, the State may not realize the intended savings in General Fund payroll expenditures.

The State entered fiscal year 2010-11 without a State budget for the 19th time in the past 25 years.  Consequently, Governor Schwarzenegger ordered the State Controller to cut wages for approximately 200,000 of the 240,000 State workers to the federal minimum wage of $7.25 per hour until a budget for fiscal year 2010-11 was in place.  The withheld money would be issued to affected workers once Governor Schwarzenegger and the State Legislature agreed on a budget with a payroll appropriation for the current fiscal year.  However, in August 2010, a State court temporarily rejected Governor Schwarzenegger’s order, pending further legal action at a date that has not yet been set.

The failure of the State Legislature to pass a budget by the start of fiscal year 2010-11 also prompted the State Controller to withhold $6.7 billion in payments from the General Fund to, among other payees, private businesses that contract with the State, school districts for categorical programs such as special education and remedial summer school, community colleges, local governments and other agencies.  Once the 2010-11 Budget Act was enacted, however, the State had to meet all its obligations that had remained unpaid in the absence of valid appropriations during the three months that the State operated without a budget.  The State was able to meet its obligations through the enactment of a cash management bill accompanied by the 2010-11 Budget Act that allowed for short-term deferrals and by issuing $6.7 billion of interim revenue anticipation notes on October 28, 2010 in a private placement with multiple financial institutions.  The State issued $10.0 billion of revenue anticipation notes on November 23, 2010 to public investors, which allowed the repayment of the interim revenue anticipation notes from unapplied resources.

There can be no assurance that deterioration in State revenues and/or increases in State expenditures in current or future fiscal years will not require State officials to implement additional cash management measures in such fiscal years, including but not limited to additional payment deferrals, issuance of additional revenue anticipation notes, or issuance of registered warrants or registered reimbursement warrants, to supplement the State’s cash management program for such fiscal years.  In January 2011, the State Treasurer warned that the State could be forced to issue IOUs in April or May 2011 if Governor Brown and the State Legislature fail in their budget negotiations.

Proposition 98 and K-14 Funding

Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws.  The largest State program is assistance to local public school districts.  In 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute, which (subject to suspension by a two-thirds vote of the State Legislature and the Governor) guarantees local school districts and community college districts a minimum share of General Fund revenues (the “Proposition 98 Guarantee”).  The Proposition 98 Guarantee is calculated each fiscal year using one of three “tests” that apply under varying fiscal and economic conditions.  The 2011-12 Governor’s Budget provides approximately 40 percent of General Fund revenues in fiscal years 2010-11 and 2011-12 for K-14 programs covered by the Proposition 98 Guarantee.  For fiscal year 2010-11, the Proposition 98 Guarantee is suspended to a level of $49.7 billion, of which the General Fund share is $36.2 billion, with local property taxes covering the balance.  The 2011-12 Governor’s Budget contains a Proposition 98 Guarantee of $49.3 billion for fiscal year 2011-12, of which the General Fund share is $36.0 billion.  Funding at this amount is predicated upon an additional $2.0 billion in revenues that are subject to approval by State voters.  For further information on the limitations on General Fund revenues imposed by Proposition 98, see “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues—Limitations on General Fund Revenues” above.

State and Local Pension Liabilities

The financial condition of the State is also subject to pension risks.  The pension funds managed by the State’s retirement systems, the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”), have sustained significant investment losses during the economic downturn and currently have substantial unfunded liabilities which will require increased contributions from the General Fund in future years.  In November 2009, CalPERS estimated that its funding status had fallen to 55.4 percent resulting in an unfunded actuarial liability of $50.6 billion for the State, based upon then market values and assuming a 7.75 percent rate of return.  CalSTRS estimated its unfunded liability, as of June 30, 2009, at $42.6 billion, based upon an 8 percent rate of return.  The State also has an unfunded liability relating to retirees’ post-employment health care benefits which is estimated to be $51.8 billion as of June 30, 2009.

The recent economic downturn has called into question the reliability of assumed rates of return used to determine actuarial unfunded pension liabilities.  A recent study commissioned by Governor Schwarzenegger, and prepared by students at the Public Policy Institute at Stanford University, applied  a “risk fee” assumed rate of return to recalculate the unfunded pension benefits of CalPERS, CalSTRS and the University of California retirement system (which is partially supported by the General Fund).  Using an assumed rate of return of 4.14 percent (based upon U.S. Treasuries), the study estimated the unfunded actuarial liability, as of June 30, 2008, for CalPERS and CalSTIRS at $239.7 billion and $156.7 billion, respectively.  This unfunded liability did not include the estimated investment losses (estimated as approximately $100 billion) for the two retirement systems, incurred between June 2008 and June 2009.

Absent a significant change in the investment market, it is likely that, in the future, the State will be forced to significantly increase its pension fund contributions, reducing discretionary funds available for other State programs.  Further, the State’s credit ratings may be affected if the State does not reduce or manage these unfunded liabilities.  See “Bond Ratings” below.  As discussed below, the 2010-11 Budget Act assumes savings from recent and future labor concessions, and includes legislation to decrease pension benefits for State employees hired in the future.  See “2010-11 Budget Act” below.

Many local governments in the State face similar and, in many cases, relatively more severe issues relating to unfunded pension and post retirement benefit liabilities.  These credit ratings, and even solvency of these local governments may be at risk in the future if these liabilities are appropriately addressed through wage concessions and restructuring of benefits.

The State Budget

Overview.  The State’s fiscal year begins on July 1 and ends on June 30 of the following year.  The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”).  Under State law, the Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year.  State law also requires the Governor to update the Governor’s Budget projections and budgetary proposals by May 14 of each year (the “May Revision”).  The May Revision is generally the basis for final negotiations between the Governor and the State Legislature to reach agreement on appropriations and other legislation to fund State government for the upcoming fiscal year (the “Budget Act”).  The budget must be balanced, as required by Proposition 58 (discussed below) and pursuant to the State Constitution, must be approved by a majority of each house of the State Legislature by midnight on June 15 of each year.  State law requires the Governor to sign the budget by the start of the fiscal year on July 1, a requirement that has only been met 10 times in the last three decades.  Following the Governor’s signature, the Budget Act is effective as of July 1.

Constraints on the Budget Process.  Recent State Constitutional amendments approved by State voters have affected the budget process.  Several such amendments are described below.

Balanced Budget Amendment. On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the “Balanced Budget Amendment,” which requires the State to enact a balanced budget and establish a special reserve and restricts future borrowing to cover fiscal year-end deficits.  As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls.  Proposition 58 requires the State Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall.  The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency.  He or she would then be required to propose legislation to address the emergency and call the State Legislature into special session for that purpose.  If the State Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the State Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve Budget Stabilization Account (the “BSA”) be established, which is funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited.  The Governor has suspended the annual transfer of money from the General Fund to the BSA for fiscal years 2009-10 and 2010-11.  The BSA is currently unfunded due to withdrawals and defundings in recent years.  See “General Fund Summary” below.

Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits.  This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing.  The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

State-Local Fiscal Relations.  The enactment of Proposition 1A in November 2004 (“Proposition 1A of 2004”) and Proposition 22 in November 2010, significantly changed the fiscal relationship between the State and local governments.  Specifically, Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State’s access to property tax, sales tax and vehicle license fee revenues raised by local governments.  Proposition 22 or the “Local Taxpayer, Public Safety, and Transportation Protection Act of 2010,” supersedes some provisions of Proposition 1A of 2004 and further reduces the State’s access to money raised by local governments for local purposes.

In return for a $2.6 billion contribution to State budgets in fiscal years 2004-05 and 2005-06, Proposition 1A of 2004 prohibited the State from accessing local governments’ property tax, sales tax and vehicle license fee revenues except under limited circumstances.  Proposition 1A of 2004 allowed the State, starting in fiscal year 2008-09, to borrow up to 8 percent of local property tax revenues but only if the Governor declared a fiscal hardship and with two-thirds approval of each house of the State Legislature.  The borrowed sum must be paid back within three years, with interest.  The State could borrow from local property tax revenues twice within a period of ten fiscal years and only if previous borrowings had been repaid.

The amended 2009-10 Budget Act authorized the State to exercise its borrowing authority under Proposition 1A of 2004.  This borrowing generated $1.998 billion to offset General Fund costs for a variety of court, health, corrections and K-12 programs.  The enabling legislation also created a securitization mechanism for local governments to sell their right to receive the State’s payment obligations to a local government-operated joint powers agency (the “JPA”).  The JPA sold $1.895 billion aggregate principal amount of bonds in November 2009 to pay the local agencies their property tax allocations when they would otherwise receive them.  The State is required to repay the local government borrowing (which in turn will be used to repay the bonds of the JPA), with interest, no later than June 30, 2013.  The 2010-11 Budget Act (as defined herein) includes $90.8 million for the interest payments that will be incurred in fiscal year 2010-11 to be paid from the General Fund.

Proposition 22 supersedes the provisions of Proposition 1A of 2004 that allow the State to borrow money from local governments and prohibits any future borrowing by the State from local government funds.  However, the Proposition 1A borrowing completed in 2009 is grandfathered.

Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties or special districts without providing funding to comply with the mandates.  If the State does not provide funding for the activity that has been mandated, the requirement to abide by the mandate is suspended.  Proposition 1A of 2004 is intended to produce greater certainty for local governments, but will reduce the State’s options for dealing with budget shortfalls in the future.

In addition to prohibiting any future borrowing by the State from local government funds, as discussed above, Proposition 22 also changed state-local fiscal relations by prohibiting the State Legislature to take or reallocate money raised by local governments for local purposes, and prohibits changes in the allocation of property taxes among local governments designed to aid State finances.  Furthermore, Proposition 22 invalidated any law enacted after October 29, 2009 that was inconsistent with Proposition 22.  Consequently, measures which were to provide an estimated $850 million in increased General Fund revenue in fiscal year 2010-11 were invalidated.  Thus, the inability of the State to borrow or redirect property tax funds, as it has in recent fiscal years, will reduce the State’s flexibility in reaching budget solutions in the future.  For more information on the impact of Proposition 22 on the 2010-11 Budget Act, see “2010-11 Budget Act” below.

2010-11 Budget Act

The Budget Act for fiscal year 2010-11 was passed by the State Legislature and signed by Governor Schwarzenegger on October 8, 2010 (the “2010-11 Budget Act”).  The agreement came 100 days after the start of the fiscal year, the longest period ever in which the State operated without a budget.  The 2010-11 Budget Act attempts to address a sizable budget gap caused in major part by a continuing structural imbalance between State revenues and expenditures and a slow recovery from a severe recession that began in 2007 and ended in 2009.

In May 2010, Governor Schwarzenegger’s Administration estimated that there would be a gap of $17.9 billion between General Fund resources and expenditures in 2010-11, under then existing laws and policies.  As with prior fiscal years, the budget gap includes a budget shortfall from the prior fiscal year, evidencing the State’s ongoing structural deficit.  The 2010-11 Budget Act includes a $5.4 billion shortfall from fiscal year 2009-10.

To address the projected budget gap and provide a $1.3 billion General Fund reserve at the end of fiscal year 2010-11, the 2010-11 Budget Act includes the following budget solutions totaling $19.3 billion:

•
$8.4 billion in Expenditure Reductions.  Some of the larger expenditure solutions include a $4.1 billion suspension of the Proposition 98 Guarantee for education funding, which is required to be made up in later years (see “Proposition 98 and K-14 Funding” above), and $1.6 billion of assumed savings in State employee costs, a portion of which is dependent upon future labor negotiations.

•	$5.4 billion in Additional Federal Funds. To date, only $1.8 billion of these funds have been approved by Congress.

•
$5.5 billion in Other One-Time Solutions.  Such one-time solutions include $1.4 billion of higher assumed baseline revenues as projected by the State’s Legislative Analyst’s Office (the “LAO”), a revenue increase of $1.2 billion from the extension of the suspension of tax deductibility of net operating losses for taxpayers with incomes in excess of $300,000, as well as a one-time revenue increase of $1.2 billion to reflect the sale-leaseback of 11 State office buildings.  However, on February 9, 2011, newly-elected Governor Brown announced that the State will not pursue the sale-leaseback plan with respect to the 11 State office buildings, after several State reports concluded that the deal would cost taxpayers from $253 million to $1.5 billion over the next 30 years.

The 2010-11 Budget Act includes proposed legislation to decrease pension benefits for State employees hired in the future.  The 2010-11 Budget Act also contains a constitutional amendment to be placed on the ballot in the future which is intended to stabilize State finances in the future by increasing amounts deposited into the SFEU in certain years.

As with prior Budget Acts, the 2010-11 Budget Acts suffers from faulty budget assumptions.  As discussed above, the State will no longer receive the $1.2 billion from the sale of the 11 State office buildings nor will it receive $850 million in revenue due to the passage of Proposition 22, as projected in the 2010-11 Budget Act.  Further, there is significant doubt that the State will receive any of the additional federal funds.  As a consequence of these and other failed or faulty assumptions, the 2011-12 Governor’s Budget projects that the State will end fiscal year 2010-11 with a $8.2 billion deficit (without corrective actions contemplated in the 2011-12 Governor’s Budget), rather than a $1.3 billion surplus projected in the 2010-11 Budget Act .

LAO Review of 2010-11 Budget Act.  On October 12, 2010, the LAO released its analysis of the 2010-11 Budget Act, entitled “Major Features of California’s 2010-11 Budget.”  The LAO stated that the 2010-11 Budget Act attempts to address one of the most vexing State budget shortfalls in California history, the product of continuing structural imbalances between state revenues and expenditures and a slow recovery from a severe recession that began in 2007 and ended in 2009.  The LAO estimates that well over two-thirds of the 2010-11 budget solutions are one time or temporary in nature and concludes that “California will continue to face sizable annual budget problems in 2011-12 and beyond.”

2011-12 Governor’s Budget

Governor Brown released proposed budget for fiscal year 2011-12 on January 10, 2011, one week after his inauguration.  The 2011-12 Governor’s Budget included updated budget projections for fiscal year 2010-11, as well as his proposals for fiscal year 2011-12, and provided economic and revenue forecasts through June 30, 2012.  The 2011-12 Governor’s Budget projected that although the worst of the recession had ended, economic growth in the nation and in California would remain very modest through the end of fiscal year 2011-12, with slower than normal growth of personal income and employment as compared to prior economic recoveries.  Pre-recession job levels in California are not predicted to be reached until mid-2016, a far longer recovery period than any recession since World War II.

The 2011-12 Governor’s Budget projects that, without corrective budgetary action, the State faces a budget gap of about $25.4 billion, consisting of an $8.2 billion deficit in fiscal year 2010-11 and a $17.2 billion deficit in fiscal year 2011-12.

In order to close the budget gap and leave an ending reserve of $1.0 billion at June 30, 2012 in the General Fund, Governor Brown has proposed budget actions totaling $26.4 billion.  The 2011-12 Governor’s Budget proposes the following budget solutions:

•
$12.5 billion in Expenditure Reductions.  Governor Brown proposed expenditure-related solutions include both significant cuts in most areas of State finance and government, including health and welfare programs, social services, higher education, and State employee costs as well as use of other funding sources in lieu of General Fund revenues.  Over $1.8 billion in such solutions involve revising the use of moneys provided from previous voter initiative measures and would therefore be subject to voter approval in the June Special Election.

•
$12.0 billion in Revenue Solutions.  Governor Brown proposed to place a ballot measure before voters in the June Special Election that would extend for five more years higher tax rates on income, vehicles and sales set to expire in July 2011.  Governor Brown also proposed some additional permanent measures which do not require voter approval, the most significant of which are the elimination of enterprise zones and a modification in the way multistate corporations measure corporate taxes.  If all solutions are approved by State voters, about $8.1 billion of these additional revenues would support General Fund programs in fiscal years 2010-11 and 2011-12, and $5.9 billion would be dedicated directly to local governments to support the realigned programs which will be transferred to their management.  If voters do not pass the temporary tax extensions, Proposition 98 funding will be reduced by more than $2 billion in fiscal year 2011-12, among other spending reductions.

•	$1.9 billion in Other One-Time Solutions. The remaining solutions are one-time actions, including loans and transfers from special funds, and deferral of repayment of previous loans.

In the absence of the corrective proposals made in the 2011-12 Governor’s Budget, Governor Brown’s Administration projects that the State budget would be out of balance through fiscal year 2014-15 by between $17.0 billion and $21.5 billion each fiscal year (in addition to the $25.4 billion deficit through fiscal year 2011-12).  With the solutions proposed, Governor Brown projects the budget will be balanced or have a small surplus through fiscal year 2014-15.

Governor Brown has proposed that the basic structure of the budget plan, including the expenditure-related solutions, be enacted by early March 2011, so that the ballot measure for the revenue solutions can be placed on a ballot in the June Special Election.  Voters would be given the choice to approve the revenue solutions (most of which apparently will be included in one omnibus measure), or face a virtual doubling of the needed expenditure cuts.  There are a number of legal issues concerning the percentage votes required to enact these various proposals, as well as potential lawsuits challenging various proposed actions.  The State Legislature has only begun to consider Governor Brown’s budget package and there can be no assurance when or in what manner the State Legislature will act.

In recent years, assumptions in the State’s budget have not been realized, resulting in sizable and recurring year-end deficits.  There can be no assurance this pattern will not continue in the future.

General Fund Budget Summary.  Set forth below is a table summarizing the condition of the General Fund, as provided in the LAO’s analysis of the 2011-12 Governor’s Budget, dated January 12, 2011.  See “LAO Review of 2011-12 Governor’s Budget” below.

2011-12 Governor’s Budget
General Fund Condition
(Dollars in Millions)

	Actual	Proposed	Proposed 2011-12
	2009-10	2010-11	Amount	Percent Change
Prior year General Fund balance	$(5,147)	$(5,343)	$(3,357)
Revenues and transfers	87,041	94,194	89,696	(4.8)%
Total resources available	81,894	88,851	86,339
Total expenditures	87,237	92,208	84,614	(8.2)%
Ending General Fund balance	(5,343)	(3,357)	1,725
Encumbrances	770	770	770
Reserve	$(6,113)	$(4,127)	$955

Source: LAO’s Report based upon Department of Finance estimates.

LAO Review of 2011-12 Governor’s Budget.  On January 12, 2011, the LAO released its analysis of the 2011-12 Governor’s Budget, entitled “The 2011-12 Budget: Overview of the Governor’s Budget.”  The report stated that the 2011-12 Governor’s Budget contained a realistic assessment of the budget gap facing the State, although the LAO was slightly more optimistic about economic conditions in view of late action by Congress to reduce payroll taxes, which was not included in the current Administration’s projections.  The LAO praised Governor Brown’s efforts to craft a budget plan that focused on multiyear and ongoing solutions and noted that Governor Brown’s package of revenue proposals merit serious legislative consideration.  The LAO indicated Governor Brown’s proposals included some remaining risks, such as inability to achieve the full amount of savings projected in some elements of the plan, and efforts to craft a budget plan that focused on multiyear and ongoing solutions and noted that the Governor Brown’s package of revenue proposals merit serious legislative consideration.

Future Budgets

The 2010-11 Budget Act and the 2011-12 Governor’s Budget reflect yet another attempt by the State to restore balance to a State budget that has been decimated by the worst budget crisis in the State’s history. The State’s budgets will continue to be affected by national and State economic conditions and other factors.  It cannot be predicted what future measures will be taken to address the State’s fiscal situation and the State’s recurring structural deficit.  California’s budget situation is likely to remain challenged for some time; economic recovery is not expected to be as robust as in past years and some of the budget solutions are one-time enactments, or are of a limited duration.  Further, the State’s ability to balance its budget in the future may also be affected by other budget pressures, including particularly potential significant increases in required State contributions to pension funds or other post-employment benefits, potential adverse decisions in litigation, deferred obligations to schools and local governments, and increased debt service.

Pending Litigation

There are currently numerous legal proceedings pending against the State, that if determined adversely against the State, could affect the State’s expenditures, and in some cases, its revenues and cash flow.  Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California.  See “Additional Information” below for information on how to obtain such official statements.

Bond Ratings

As of February 1, 2011, the following ratings for the State’s general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”):

Moody’s	S&P	Fitch
A1	A-	A-

These ratings are among the lowest of any of the 50 states.  These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings.  There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

Additional Information

Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California.  Such official statements may be obtained by contacting the State Treasurer’s Office at (800) 900-3873 or at www.treasurer.ca.gov.

Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller’s Office and the LAO.  The Department of Finance issues a monthly bulletin, which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections.  The State Controller issues a monthly report on General Fund cash receipts and disbursements.  These reports are normally released on the 10th day of every calendar month for the period ended on the last day of the prior month.  The Administration also formally updates its budget projections three times during each fiscal year, in January, May and at the time of budget enactment.  These bulletins and reports are available on the internet at websites maintained by the agencies and by contacting the agencies at their offices in Sacramento, California.  Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year.

Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.

Complete text of the 2010-11 Budget and the 2011-12 Governor’s Budget may be found at the Electronic Budget website of the Department of Finance (www.ebudget.ca.gov).

None of the information on the above websites is incorporated herein by reference.

Local Governments

Property tax revenues received by local governments declined more than 50 percent following passage of Proposition 13.  Subsequently, the State Legislature enacted measures to provide for the redistribution of the General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues.  In 1997, the State assumed control over funding for local trial courts.  Total local assistance from the General Fund was budgeted at approximately 75 percent of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs.  The enactment of Proposition 1A of 2004 and Proposition 22 substantially changed the ability of the State to use local government taxing sources to aid the State budget.  See “State-Local Fiscal Relations” above.

To the extent the State should be constrained by its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level (or the rate of growth) of State assistance to local governments may continue to be reduced.  Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties.  The economic slowdown in the State in the last few fiscal years, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.

Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which require compliance with  federal welfare reform law.  Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce.  Counties are also given financial incentives if either at the county or statewide level, the “Welfare-to-Work” programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets.  Counties remain responsible to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.  The 2010-11 Budget Act includes deep cuts in spending on the CalWORKs Program, the State’s welfare-to-work program that provides cash assistance and a range of services for more than 1.4 million State residents, including the elimination of State funding for subsidized child care for over 35,000 children in low-income working families.

Local governments are facing substantial increases in future pension liabilities and health care costs for retirees, and increases in current contribution rates, as a result of generous new retirements benefits granted to employees during recent economic boom times, and reduced earnings resulting from the stock market declines during the 2000-2003 period and more recently in 2007-2009.  For more information regarding pension liabilities, see “State and Local Pension Liabilities” above.

Obligations of Other Issuers

Other Issuers of California Debt Obligations.  There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers.  These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

Assessment Bonds.  California debt obligations, which are assessment bonds, may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity.  In many cases, such bonds are secured by land that is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance.  In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on such bonds.  Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds.  Moreover, in most cases the issuer of these bonds is not required to make payments on such bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for such bonds.

California Long-Term Lease Obligations.  Based on a series of court decisions, certain long-term lease obligations, though typically payable from the General Fund or a municipality, are not considered “indebtedness” requiring voter approval.  Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease.  Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs.  The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake).  In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.  Although litigation is brought from time to time that challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998 which reconfirmed the legality of these financing methods.

Other Considerations.  The repayment of industrial development securities or single family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors.  Under California law, mortgage loans secured by single family homes can be prepaid at any time without penalty, except in the first five years of the loan, and subject to limits on the size of the penalty.  Such prepayments may affect the ability of the issuer of single family mortgage bonds to repay the bonds.  Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.  See “Obligations of State Agencies” and “—Other Issuers of California Debt Obligations” above.

Limitations on ad valorem property taxes may particularly affect “tax allocation” bonds issued by California redevelopment agencies.  Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity.  In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds.  Both Moody’s and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.  The State has regularly borrowed or appropriated redevelopment tax increments to address its budget shortfalls.  However, Governor Brown has suggested that all redevelopment agencies be eliminated (although outstanding indebtedness would be protected by the federal and State Constitutions).  See “Obligations of State Agencies,” “2010-11 Budget Act” and “—Other Issuers of California Debt Obligations” above.

Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity’s general obligation indebtedness.  As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear.  Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.  Legislation has been or may be introduced that would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes.  It is not possible, at present, to predict the extent to which any such legislation will be enacted.  Nor is it possible, at present, to determine the impact of any such legislation on securities held in the Fund, future allocations of State revenues to local governments or the abilities of State or local governments to pay the interest on, or repay the principal of, such securities.

Other Factors

Substantially all of California is within an active geologic region subject to major seismic activity.  Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages.  The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact.  Any obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions.  Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

INFORMATION ABOUT NEW YORK

The information set forth in the New York State section below is derived from official disclosure released by the New York State Division of the Budget as of March 15, 2011.

Following is a brief summary of some of the factors that may affect the financial condition of the State of New York (the “State”) and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by the New York Portfolio or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in the State of New York could have an adverse impact on the financial condition of the State of New York and its political subdivisions, including issuers of obligations held by the Portfolio. It is not possible to predict whether and to what extent those factors may affect the financial condition of the State of New York and its political subdivisions, including the issuers of obligations held by the Portfolio.

The following summary is based on publicly available information that has not been independently verified by the Company or its legal counsel.

STATUS OF 2011-12 BUDGET

The State’s current fiscal year began on April 1, 2011 and ends on March 31, 2012. Governor Cuomo submitted his Executive Budget proposal for 2011-12 on February 1, 2011, and amendments on February 24 and March 1, 2011, as permitted by law.  As of April 1, 2011, the Governor and the State Legislature have not reached final agreement on a budget for 2011-12. However, as in past years, the State Legislature enacted all debt service appropriations before the start of the fiscal year (on March 16, 2011).

2010-11 BUDGET BACKGROUND AND GENERAL FUND SUMMARY

During the first four months of the 2010-11 fiscal year, the State began enacting a series of interim appropriation bills to fund government operations on a short-term basis (except for the annual debt service appropriation bill for 2010-11 which was enacted by the State Legislature in March 2010). The State Legislature did not complete action on all annual appropriation bills until late June 2010, and did not pass a revenue bill to complete the budget until August 3, 2010.

In the Annual Information State (“AIS”), dated September 7, 2010, the New York State Division of the Budget (“DOB”) projected General Fund receipts, including transfers from other funds, to total $54.7 billion in 2010-11 and General Fund spending, including transfers to other funds, is projected to total $53.5 billion in 2010-11. State Operating Funds (before restatement), which is comprised of the General Fund and funds specified for dedicated purposes, but excludes capital project funds and Federal Funds is projected to total $78.9 billion in 2010-11, an increase of approximately $3.1 billion over 2009-10 results. State Operating Funds spending, which includes both the General Fund and spending from other funds supported by State revenues, is projected to total $80.8 billion in 2010-11, an increase of $3.9 billion over 2009-10 results. All Funds receipts, the broadest measure of State revenues, are projected to total $134.3 billion in 2010-11, an increase of $7.5 billion over 2009-10 results. The total comprises tax receipts, Federal grants and miscellaneous receipts. All Funds spending, the broadest measure of State spending that includes State Operating Funds, capital spending, and Federal grants, is projected to total $133.8 billion in 2010-11, an increase of $2.9 billion from 2009-10.

On March 15, 2011, DOB issued a Quarterly Update to the AIS containing extracts from the Governor’s Executive Budget Financial Plan for 2010-11, updated for the Governor’s Amendments (the “Updated State Financial Plan”), which DOB issued on March 3, 2011. The Updated State Financial Plan includes updated estimates for the State’s current fiscal year (2010-11) and detailed projections for fiscal years 2010-11 through 2013-14, and initial projections through 2014-15, including the estimated impact of the Governor's proposed budget.

In the Updated State Financial Plan, DOB expects the General Fund to end the current fiscal year in balance on a cash basis, although risks remain. In 2011-12, the State faces a projected budget gap of $10 billion. The budget gaps in future years are projected at $14.9 billion in 2012-13, $17.4 billion in 2013-14, and $20.9 billion in 2014-15.  The budget gaps (often referred to as the “current services” or “base” gaps) represent the difference between the projected General Fund disbursements, including transfers to other funds, needed to maintain anticipated service levels and specific commitments, and the expected level of resources to pay for them.   The budget gaps are based on a number of assumptions and projections developed by the DOB in consultation with other State agencies.  The assumptions reflect the impact of current statutory provisions on out-year spending growth.  Statutory mandates and entitlements, combined with enrollment increases and assumed reductions in Federal grants, account for a significant portion of projected spending increases.

The estimated budget gaps, reflect in part the short-term impact of the recession on State tax receipts and economically-sensitive programs, the long-term impact of rapidly growing entitlement programs (especially, Medicaid and School Aid) and other spending commitments, and the phase-out  of the Federal government’s increased support for Medicaid, education, and other costs through the Federal stimulus funding.

On March 31, 2011 the State Legislature enacted the Governor’s 2011-12 Executive Budget substantially as proposed (including the Governor’s amendments thereto).  Accordingly, DOB estimates that the originally projected General Fund budget gap of $10 billion in 2011-12 has been eliminated and that the future projected budget gaps have been reduced to $2.2 billion in 2012-13, $2.5 billion in 2013-14, and $4.4 billion in 2014-15.

To begin addressing the out-year gaps, the Executive Budget proposes limits on the annual growth rates for major programs, including Medicaid and School Aid.  The target growth rate for Department of Health Medicaid State Funds spending would be the ten-year average change in the medical component of the Consumer Price Index.  The target growth rate for School Aid would be limited to the multi-year average rate of growth in New York State personal income. The Executive Budget includes two-year appropriations and changes to permanent law for Medicaid and School Aid, which are intended to effectively limit the growth in these programs to the target rates.

General Fund

DOB estimates that the General Fund ended February 2011 with a closing balance of approximately $6.4 billion, or $734 million higher than the estimated closing balance in the Mid-Year Update. General Fund receipts, including transfers from other funds, were $694 million below the Mid-Year Update forecast, reflecting lower tax collections and lower miscellaneous receipts to date.  General Fund disbursements, including transfers to other funds, were $1.4 billion below the Mid-Year Update forecast, due to lower than expected Medicaid spending, the timing of payments for a number of programs, earlier than expected payment of fringe benefit bills this year (paid to the General Fund from other funds), and slower than expected spending across various local programs.  DOB took into account actual operating results through January 2011 and preliminary results through February 2011 in preparing the forecasts and projections in the Updated Financial Plan.

The following table compares preliminary, unaudited results through February 2011 to the estimates included in the Mid-Year Update and the AIS.

GENERAL FUND RESULTS VS. PROJECTIONS: APRIL 2010 to FEBRUARY 2011
(millions of dollars)

	Projections			Favorable/ (Unfavorable) vs.
	2010-11 Enacted Budget	2011-12 Mid-Year	Preliminary Results *	2010-11 Enacted Budget	2011-12 Mid-Year
Opening Balance (April 1, 2010)	2,302	2,302	2,302	n/a	n/a

Receipts	48,265	47,687	46,993	(1,272)	(694)
Personal Income Tax**	29,688	29,449	28,769	(919)	(680)
User Taxes and Fees**	10,314	10,092	10,124	(190)	32
Business Taxes	3,988	3,736	3,673	(315)	(63)
Other Taxes**	1,232	1,275	1,485	253	210
Non-Tax Revenue**	3,043	3,135	2,942	(101)	(193)

Disbursements	43,716	44,305	42,877	839	1,428
Medicaid (including admin)	6,845	7,104	6,828	17	276
Higher Education	1,985	1,975	1,724	261	251
All Other Education	1,415	1,411	1,195	220	216
Children and Families	1,440	1,396	1,301	139	95
All Other Local	17,060	16,980	16,756	304	224
Personal Service	5,426	5,596	5,550	(124)	46
Non-Personal Service	1,625	1,777	1,597	28	180
General State Charges	2,522	2,783	2,788	(266)	(5)
Transfers To Other Funds	5,398	5,283	5,138	260	145

Change in Operations	4,549	3,382	4,116	(433)	734

Closing Balance (February 28, 2011) ***	6,851	5,794	6,418	(433)	734

* The Office of State Comptroller will publish actual results in mid-March, 2011, following release of this AIS Update.
** Includes transfers from other funds after debt service.
*** Mid-year closing balance includes $110 million of proposed spending reductions.

General Fund Comparison to Mid-Year Projections

General Fund tax receipts, including transfers after debt service, were $694 million below the Mid-Year estimate, primarily attributable to lower-than-expected personal income tax receipts during this time period.  Disbursements, including transfers to other funds, were $1.4 billion below the Mid-Year forecast, largely due to Medicaid, higher education, and other education aid.  Disbursements in these areas were lower than expected due to variations in claiming and the timing of local aid payments.

.General Fund Comparable Period Changes

Receipts through February 2011 were $1.8 billion, or 3.9 percent higher than the same period in the prior fiscal year.  Total tax receipts are $2.5 billion higher mainly due to the growth in personal income tax collections, user taxes and fees, estate taxes, and the real estate transfer tax, resulting from both law changes and the economic recovery.  Business tax collections fell, due mainly to the timing of refunds.  The decline in non-tax revenue is mainly due to receipts that were not received or received in lower amounts in 2010-11, including 18-a assessment ($382 million), the Energy Research and Development Authority ($90 million), Tribal Nations ($78 million), Insurance ($65 million), SUNY non-tuition revenues ($55 million), and lower fine collections.

Disbursements through February 2011 were $226 million, or 0.5 percent, higher than the same period in the prior fiscal year.  Spending growth is affected by the delay of the end of year school aid payment ($2.06 billion) from March 2010 to the statutory deadline of June 1, 2010.  Excluding the school aid delay, spending through February 2011 totaled $40.8 billion, or $1.8 billion below the 2009-10 level.

The most significant annual spending changes include: lower general school aid spending to date that results mainly from savings enacted in the 2010-11 Budget ($771 million); roughly $550 million in lower state operations spending, reflecting in part, the one-time payment of retroactive salary settlements for employees represented by the New York State Correctional Officers and Police Benevolent Association, PBA and BCI in 2009-10 and the impact of strict spending controls; the elimination of approximately $300 million in annual AIM funding for New York City that would have been paid by December; delay of a $300 million CUNY Senior College payment from 2008-09 to June of 2009-10, which increased 2009-10 spending relative to the current year; higher State payments for employee and retiree health insurance ($221 million); and the availability of Federal funding for public assistance benefit costs which reduced General Fund spending ($196 million).

PROJECTED GENERAL FUND YEAR END BALANCES AND BUDGET GAPS

The Updated Executive Financial Plan for 2010-11 is balanced on a cash basis in the General Fund, as required by the State Constitution. As of March 15, 2011, DOB estimates the State will end 2010-11 with a cash balance of $1.36 billion in the General Fund, including $1.03 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $94 million in the Community Projects Fund, $21 million in the Contingency Reserve, and $36 million in undesignated fund balance. On March 31, 2011 the State Legislature enacted the Governor’s 2011-12 Executive Budget substantially as proposed (including the Governor’s amendments thereto).  Accordingly, DOB estimates the State will end 2011-12 with a General Fund balance of $1.6 billion and that balances in the principal reserve funds will remain unchanged from 2010-11 levels.

Prior to the Governor’s 2011-12 Executive Budget proposal, the State was projecting a General Fund current-services budget gap of $10.0 billion for 2011-12, $14.9 billion for 2012-13, $17.4 billion for 2012-14 and $20.9 billion for 2014-15. The current-services gap projected for 2010-11 has increased by $975 million since the Mid-Year estimate (and by $301 million for 2012-13 and $197 for 2013-14) as a result of a number of substantive current-services revisions based on updated information including projected reductions tax receipts and an increase in estimates for school aid.

With the enactment by the State Legislature on March 31, 2011 of the Governor’s 2011-12 Executive Budget substantially as proposed (including the Governor’s amendments thereto), DOB estimates that the originally projected General Fund budget gap of $10 billion in 2011-12 has been eliminated and that the future projected budget gaps have been reduced to $2.2 billion in 2012-13, $2.5 billion in 2013-14, and $4.4 billion in 2014-15.  The following table summarizes the projected multi-year fiscal impact of the Governor's proposal.

GENERAL FUND BUDGETARY BASIS SURPLUS/(GAP) PROJECTIONS
SUMMARY OF CHANGES FROM REVISED CURRENT-SERVICES THROUGH EXECUTIVE BUDGET RECOMMENDATION
AMENDED
(millions of dollars)

	2011-12	2012-13	2013-14	2014-15
REVISED CURRENT-SERVICES ESTIMATE (BEFORE ACTIONS)	(10,001)	(14,945)	(17,429)	(20,903)

Executive Budget Proposals	10,001	12,747	14,966	16,535
Spending Control	8,856	12,394	14,662	16,246
Aid to Localities Reductions 1	7,482	10,927	13,179	14,768
State Agency Redesign	1,374	1,467	1,483	1,478
Revenue Enhancements	340	351	304	289
Non-Recurring Resources	805	2	0	0

BUDGET SURPLUS/(GAPS) AFTER ACTIONS	0	(2,198)	(2,463)	(4,368)

1 Outyear savings assume Medicaid and School Aid grow at their proposed target rates.

The 2011-12 gap-closing actions are organized into three general categories: (a) actions that reduce current-services spending in the General Fund on a recurring basis (Spending Reductions/Offsets); (b) actions that increase revenues on a recurring basis (Revenue Actions); and (c) transactions that increase revenues or lower spending in 2011-12, but that cannot be relied on in the future (Non-Recurring Resources).

The gap-closing plan includes proposals to lower spending by approximately $8.9 billion in 2011-12 compared to the current-services forecast.  The Executive Budget proposes savings of $2.85 billion each for School Aid and Medicaid, $1.4 billion for State agency operations (consisting of facility closures reflecting excess capacity conditions, operational efficiencies, and wage and benefit changes negotiated with the State’s employee unions), and $1.8 billion for a range of other programs and activities.  In total, actions to reduce spending from base projections comprise nearly 90 percent of the overall gap-closing plan.

The gap-closing plan also anticipates $340 million in additional revenues in 2011-12.  The additional revenues are expected to be derived from modernizing the State’s tax system, improving voluntary compliance with tax law, and increasing the level of resources available from the Abandoned Property Fund.

Proposed non-recurring actions total $805 million in 2011-12, comprising approximately 8 percent of the gap-closing plan.  The actions are expected to be derived from use of available funds in the Metropolitan Mass Transportation Operating Assistance Account, negotiating funding agreements with the State’s public authorities, including $100 million from the New York Power Authority, maintaining a consistent annual level of discretionary pay-as-you-go capital spending, rather than increasing it as had been previously planned; limiting the State’s liability for School Aid claims; and a number of routine transactions.

2011-12 GOVERNOR’S EXECUTIVE BUDGET PROPOSAL

2011-12 Revenue Enhancement Actions

Revenue enhancement actions in the Governor’s 2011-12 Executive Budget proposal are relatively modest, comprising only 3% of the gap-closing plan ($340 million in additional revenues in 2011-12).  The additional revenues are expected to be derived from modernizing the State’s tax system, improving voluntary compliance with tax law, and increasing the level of resources available from the Abandoned Property Fund.

Proposed non-recurring actions total $805 million in 2011-12, comprising approximately 8 percent of the gap-closing plan.  The actions are expected to be derived from contributions by the State’s public authorities, use of fund balances, and maintaining a consistent level of pay-as-you-go financing for eligible capital expenses.

2011-12 Executive Budget Proposal Impact on Spending

General Fund spending, including transfers to other funds, is projected by DOB to total $564.8 billion in 2011-12, a total of $1.7 billion (3.1 percent) more than is estimated for 2010-11.  DOB estimates that State Operating Funds spending, which includes both the General Fund and spending from other operating funds supported by assessments, tuition and HCRA resources (but excludes Federal operating aid and capital spending), would total $86.7 billion in 2011-12, an increase of $1.7 billion (2.0 percent) from the estimate for the 2010-11 fiscal year.  All Governmental Funds spending, which includes capital projects and Federal operating spending and Federal aid in addition to State Operating Funds, is projected to total $132.5 billion, a decrease of $3.6 billion from the estimate for the 2010-11 fiscal year..

Adjusted to exclude the impact of several factors described in the next sentence, State Operating Funds spending would actually be anticipated to increase by approximately $900 million in 2011-12, or 1.0 percent, which is less than the projected rate of inflation of 2.1 percent.  The annual growth in State Operating Funds spending is affected by the following factors: (a) the deferral of a School Aid payment from 2009-10 to 2010-11; (b) the planned amortization of the State’s pension costs above a certain percentage of payroll, as authorized in 2010; (c) the set-aside of a reserve to pay for potential retroactive labor settlements through 2010-11, rather than assuming spending for these settlements in 2011-12; and (d) accounting for the phase-out of the Federal government’s payment of an increased share of State Medicaid costs.

The annual spending growth in State Operating Funds is affected by the rapid annual increase in debt service and fringe benefits, which are difficult to control in the short-term due to existing constitutional, statutory and contractual obligations.  Together, these costs are projected to increase by nearly $1.0 billion in 2011-12.  Debt service on State-supported debt is projected to increase by $519 million (9.3 percent) in 2011-12.  Spending on fringe benefits and fixed costs is projected to increase by $473 million (7.8 percent).  Growth in fringe benefits is due to increases in the State's annual contribution to the New York State and Local Retirement System and the cost of providing health insurance for active and retired State employees.  Pension costs, including State contributions to SUNY’s optional retirement program, are expected to increase by $204 million (13.9 percent) in 2011-12, even with the amortization (i.e., deferral with interest expense) of contributions in excess of 10.5 percent of payroll, as authorized in the 2010-11 Enacted Budget.  Without amortization, the State contribution to the State pension system in 2011-12 would total approximately $2.1 billion, or $635 million above the amount in the Updated Financial Plan.

Local Assistance

Local assistance spending includes financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals.  State Operating Funds spending for local assistance is estimated at $57.3 billion in 2011-12, an increase of $1.6 billion (2.8 percent) from the current year.  Reductions from the 2011-12 current-services forecast for local assistance contribute $7.5 billion to the General Fund gap-closing plan.

General Fund Cash-Flow Projections

The General Fund is authorized to borrow resources temporarily from other available funds in the State’s Short-Term Investment Pool (“STIP”) for up to four months, or to the end of the fiscal year, whichever period is shorter.  The amount of resources that can be borrowed by the General Fund is limited to the available balances in STIP, as determined by the State Comptroller. Available balances include money in the State’s governmental funds (labeled “All Funds” in the table below), as well relatively small amounts of other money belonging to the State.  The General Fund has used this authorization to meet certain payment obligations in May, June, September, November, and December 2010.

Forecast of 2011-12 General Fund Month-End Cash Balances

The projected month-end balances for 2011-12 are shown in the table below.  General Fund cash balances are expected to be relatively low, especially during the first half of the fiscal year.  It is expected that the General Fund will continue to borrow periodically from STIP.

PROJECTED ALL FUNDS MONTH-END CASH BALANCES
FISCAL YEAR 2011-12
(millions of dollars)

	General Fund	Other Funds	All Funds
April 2011	3,591	3,993	7,584
May	400	4,174	4,574
June	594	3,228	3,822
July	663	4,103	4,766
August	265	4,540	4,805
September	3,340	2,336	5,676
October	2,256	3,414	5,670
November	1,409	3,714	5,123
December	2,017	2,424	4,441
January 2012	6,318	3,643	9,961
February	6,168	3,765	9,933
March	1,609	2,823	4,432

Financial Plan Reserves

In January 2007, the State created a new State Rainy Day Reserve that has an authorized balance of 3 percent of General Fund spending. This Rainy Day Reserve may be used to respond to an economic downturn or catastrophic event. The State made its first deposit of $175 million in 2007-08. In addition, the existing Tax Stabilization Reserve has an authorized balance of 2 percent and can be used only to cover unforeseen year-end deficits.

As of March 15, 2011, DOB estimates the State will end 2010-11 with a cash balance of $1.36 billion in the General Fund, including $1.03 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $94 million in the Community Projects Fund, $21 million in the Contingency Reserve, and $36 million in undesignated fund balance. On March 31, 2011, the State Legislature enacted the Governor’s 2011-12 Executive Budget substantially as proposed (including the Governor’s amendments thereto).  Accordingly, DOB estimates that balances in the principal reserve funds will remain unchanged from 2010-11 levels.

OVERVIEW OF 2012-13 THROUGH 2014-15 BUDGET PROJECTIONS

The table below presents an overview of the State’s updated multi-year projections for receipts and disbursements based on the Updated Financial Plan, including the impact of the 2011-12 Executive Budget proposals.  The projections for School Aid and Medicaid assume that spending will be held to target levels.  State law requires the Governor to submit, and the Legislature to enact, a balanced plan of receipts and disbursements on a cash-basis for the General Fund.  However, over 40 percent of total State spending for operating purposes is accounted for outside of the General Fund and is primarily concentrated in the areas of health care, School Aid, higher education, transportation and mental hygiene.  Thus, the multi-year projections in the table below are presented on a State Operating Funds basis.

In evaluating the State’s multi-year operating forecast, it should be noted that the reliability of the estimates as a predictor of the State’s future financial position is likely to diminish as one moves further from the current year and budget year estimates.  Accordingly, in terms of the out-year projections, 2012-13 is the most relevant from a planning perspective.

STATE OPERATING FUNDS PROJECTIONS
(millions of dollars)

	2011-12	2012-13	2013-14	2014-15
Receipts:
Taxes	63,391	64,602	67,936	69,972
Personal Income Tax	38,659	38,924	41,162	42,938
User Taxes and Fees	14,196	14,517	15,020	15,509
Business Taxes	7,569	7,984	8,334	7,889
Other Taxes	2,967	3,177	3,420	3,636

Miscellaneous Receipts/Federal Grants	19,562	20,279	20,271	20,112
Total Receipts	82,953	84,881	88,207	90,084

Disbursements:
Local Assistance Grants	57,295	59,558	62,156	64,512
School Aid	19,502	20,352	21,299	22,204
Medicaid (incl. administration)	15,063	15,665	16,295	16,947
Transportation	4,246	4,345	4,425	4,515
STAR	3,293	3,322	3,510	3,693
Mental Hygiene	3,623	3,854	4,170	4,371
Social Services	3,040	3,365	3,628	3,787
Higher Education	2,571	2,678	2,766	2,854
Public Health/Aging	2,307	2,205	2,228	2,267
Other Education Aid	1,654	1,863	1,945	2,008
Local Government Assistance	737	767	759	759
All Other	1,259	1,142	1,131	1,107

State Operations	16,830	17,708	17,871	18,341
Personal Service	11,717	12,088	12,286	12,569
Non-Personal Service	5,113	5,620	5,585	5,772

General State Charges	6,529	7,145	7,648	8,004
Pensions	1,672	1,904	2,126	2,460
Health Insurance (Active Employees)	2,059	2,244	2,469	2,509
Health Insurance (Retired Employees)	1,351	1,493	1,643	1,603
All Other	1,447	1,504	1,410	1,432

Debt Service	6,021	6,335	6,502	6,560
Capital Projects	2	2	2	2
Total Disbursements	86,677	90,748	94,179	97,419

Net Other Financing Sources/(Uses)	4,367	4,204	4,100	3,624

Net Operating Surplus/(Deficit)	643	(1,663)	(1,872)	(3,711)

Reconciliation to General Fund Gap:
Designated Fund Balances	(643)	(535)	(591)	(657)
Prior-Year Labor Agreements (2007-2011) Reserve	(346)	0	0	0
Community Projects Fund	94	0	0	0
Special Revenue Funds	(271)	(435)	(490)	(517)
Debt Service Funds	(120)	(100)	(101)	(140)

General Fund Budget Gap	0	(2,198)	(2,463)	(4,368)

ECONOMIC OUTLOOK

National Economy — Real household spending grew over 4 percent in the fourth quarter of 2010, the first quarter of such growth since 2006, with real spending finally surpassing its fourth quarter 2007 prerecession peak.  The national economy overall, as measured by real U.S. GDP, grew 2.8 percent in the fourth quarter.  Real U.S. GDP is currently projected to grow by 3.2 percent in 2011, following an increase of 2.9 percent for 2010.

The U.S. Bureau of Labor Statistics has released its 2010 benchmark revision to the national employment data.  The revised data indicate that about 8.8 million jobs were lost during the last downturn, compared to the pre-revision estimate of 8.4 million.  In addition, the labor market now appears to have turned around in March 2010 rather than in January as originally estimated.  Since February of last year, the private sector has added 1.3 million jobs, an average of 114,000 per month, while total employment has increased by about 1 million, or an average of 93,000 per month.  The labor market is expected to add an average of about 200,000 jobs per month for the remainder of the year.  On an annual average basis, DOB projects an increase in total employment of 1.3 percent for 2011, following a decline of 0.7 percent for 2010.

Personal income is projected to rise 5.3 percent in 2011, following growth of 3.0 percent in 2010.  In addition, several indicators of confidence in the sustainability of the national economic recovery have strengthened since earlier in the year, including equity market activity, price growth, and interest rates.  DOB projects inflation, as measured by growth in the Consumer Price Index, of 2.0 percent for 2011.  A 10-year Treasury yield of 3.8 percent is anticipated for the current year.

The economic outlook calls for the national recovery to continue its growth, in large part led by strong demand from both consumers and businesses.  However, there are significant risks to this forecast.  With conflict continuing to spread across the Middle East, the risk of oil and gasoline prices remaining elevated is heightened.  Higher energy prices act effectively as a tax on household and business spending, and would likely result in lower spending in other areas.  This lower spending could diminish the pace of job growth relative to current projections, which could result in an even greater pullback in spending on the part of households.  Lower household spending and weaker job growth could both add to the strain already being faced by state and local governments.  In contrast, a quick resolution to the turmoil in the Middle East, accompanied by faster global growth than projected could result in stronger growth than is reflected in this forecast..

New York State Economy — State wage growth for 2010 is estimated at 4.4 percent while wage growth for 2011 is projected to be 3.1 percent.  All of the risks to the U.S. forecast apply to the State forecast as well, although with New York the nation’s financial capital, the volume of financial market activity and equity market volatility pose a particularly large degree of uncertainty for the State.  In addition, with Wall Street still adjusting their compensation practices in the wake of the passage of financial reform, the cash portion of bonus payments for the current and subsequent fiscal years could be lower than projected.  In turn, the economic activity generated by the spending of that income could also be lower.  An even weaker labor market than projected could also result in lower wages, which in turn could result in weaker household consumption.  Similarly, should financial and real estate markets be weaker than anticipated, taxable capital gains realizations could be negatively affected.  These effects would ripple though the State economy, depressing both employment and wage growth.  In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

UPDATED STATE FINANCIAL PLAN RISKS/SPECIAL CONSIDERATIONS

Many complex economic, social, financial and political forces, some of which are outside the ability of the State to control, influence the State’s economy and finances. These forces may affect the Updated Financial Plan unpredictably from fiscal year to fiscal year and include, but are not limited to:  the performance of the national and State economies; the impact of behavioral changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; the impact of an anticipated shift in monetary policy actions on interest rates and the financial markets; the impact of financial and real estate market developments on bonus income and capital gains realizations; the impact of consumer spending on State tax collections; increased demand in entitlement- and claims-based programs such as Medicaid, public assistance and general public health; access to the capital markets in light of disruptions in the municipal bond market; litigation against the State, including, but not limited to, potential challenges to the constitutionality of certain tax actions authorized in the budget and the method of calculating the local share of FMAP; and actions taken by the Federal government, including audits, disallowances, changes in aid levels, and changes to Medicaid rules.

The Updated Financial Plan is based on numerous assumptions, including the condition of the State and national economies and the concomitant receipt of economically sensitive tax receipts in the amounts projected. The Updated Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for State employees exceed the annual wage costs assumed; realization of projected earnings for pension fund assets and current assumptions with respect to wages for State employees affecting the State's required pension fund contributions; the willingness and ability of the Federal government to provide the aid contemplated by the Updated Financial Plan; the impact on  adoption of the State's budgets by the Legislature in substantially the forms submitted by the Governor; the ability of the State to implement cost reduction initiatives, including the reduction in State agency operations, and the success with which the State controls expenditures; and the ability of the State and its public authorities to market securities successfully in the public credit markets. DOB believes that the projections of receipts and disbursements in the Updated Financial Plan are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections.  In recent fiscal years, actual receipts collections have fallen substantially below the levels forecast in the Financial Plan.

In any year, the Financial Plan is subject to risks, that, if they were to materialize, could affect operating results.  Special considerations include the following:

Bond Market

Implementation of the Updated Financial Plan is dependent on the State's ability to market successfully its bonds. The State finances much of its capital spending in the first instance through loans from the General Fund or STIP, which it then repays with proceeds from the sale of bonds. If the State cannot sell bonds at the levels (or on the timetable) expected in the capital plan, it could, among other things, be required to contain capital spending, incur increased costs in the General Fund, and face a deterioration in its overall cash position. The success of projected public sales will be subject to prevailing market conditions. Future developments in the financial markets generally, as well as future developments concerning the State, and public discussion of such developments, may affect the market for outstanding State-supported and State-related debt.

Litigation

Litigation against the State may include potential challenges to the constitutionality of various actions.  The State may also be affected by adverse decisions that are the result of various lawsuits, which indivdually do not meet the materiality threshold to warrant individual description in its official disclosure but, in the aggregate, could still adversely affect the State's Financial Plan.

Federal Issues

The State receives a substantial amount of Federal aid for health care, education, transportation, and other governmental purposes. The Updated Financial Plan assumes relatively stable levels of Federal aid over the forecast period. Changes in Federal funding levels could have a materially adverse impact on the State's Financial Plan.

The Updated Financial Plan may be adversely affected by actions taken by the Federal government, including audits, disallowances, changes in aid levels, and changes to Medicaid rules. For example, all Medicaid claims are subject to audit and review by the Federal government. Most recently, the Federal Centers for Medicare and Medicaid Services (“CMS”) requested additional information pertaining to claims for services provided to individuals in developmental centers operated by OPWDD.  Among other information, CMS requested that the State provide a detailed description of how rates are developed.  Although no official audit has commenced and the rates paid for these services are established in accordance with the methodology set forth in the approved State Plan, adverse action by CMS relative to these claims could jeopardize a significant amount of Federal financial participation in the State Medicaid program.

Health Insurance Company Conversions

State law permits a health insurance company to convert its organizational status from a not-for-profit to a for-profit corporation (a “health care conversion”), subject to a number of terms, conditions, and approvals.  Under State law, the State must use the proceeds from a health care company conversion for health care related expenses included in the Health Care Reform Act (HCRA) Account.  For planning purposes, the Updated Financial Plan assumes that approximately $150 million in proceeds from a health care conversion in 2011-12, and additional amounts in future years, would be deposited into HCRA.  If the conversion does not occur on the timetable or at the levels assumed in the Updated Financial Plan, the State would be required to take other actions to increase available resources or to reduce planned spending to fund projected HCRA expenditures.

Labor Settlements

The Updated Financial Plan for 2011-12 includes a reserve of $346 million to cover the costs of a pattern settlement with all unions that have not agreed to contracts through 2010-11.  The pattern is based on the terms agreed to by the State’s largest unions for this period.  There can be no assurance that actual settlements, some of which are subject to binding arbitration, will not exceed the amounts included in the Updated Financial Plan.  An additional risk is the cost of salary increases for judges which could occur in 2012-13 and beyond as a result of the actions of a statutorily authorized judicial compensation commission. The Updated Financial Plan does not include any costs for potential general wage increases after the current labor agreements expire, or salary increases for judges.

STATE RETIREMENT SYSTEMS

General

The New York State and Local Retirement Systems (the “Systems”) provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans).  The Systems comprise the New York State and Local Employees’ Retirement System (“ERS”) and the New York State and Local Police and Fire Retirement System (“PFRS”).  The Comptroller is the administrative head of the Systems.  State employees made up about 34 percent of the membership during the 2009-10 fiscal year.  There were 3,035 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

As of March 31, 2010, 679,217 persons were members and 375,803 pensioners or beneficiaries were receiving benefits.  The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired.  Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

The investment losses experienced in fiscal year 2009 have negatively impacted the value of assets held for the Systems.  The current actuarial smoothing method spreads the impact over a 5-year period, and thus contribution rates increased for fiscal years 2011 and 2012 and further increases are expected for fiscal years 2013 through 2015.  The amount of such future increases would depend, in part, on the value of the pension fund as of each April 1 as well as on the present value of the anticipated benefits to be paid by the pension fund as of each April 1.  Final contribution rates for fiscal year 2012 were released in early September 2010.  The average ERS rate increased from 11.9 percent of salary in fiscal year 2011 to 16.3 percent of salary in fiscal year 2012, while the average PFRS rate increased from 18.2 percent of salary in fiscal year 2011 to 21.6 percent of salary in fiscal year 2012.  The contribution rates for fiscal year 2012 reflect the System's Actuary's recommendations, including a reduction in the assumed investment rate of return from 8 percent to 7.5 percent, based on the legally required five year review of actuarial assumptions.

On December 10, 2009, the Governor signed a bill that amended Articles 14, 15 and 19 and created Article 22 of the Retirement and Social Security Law.  This resulted in significant changes to benefits for members of ERS and PFRS.  ERS members joining on or after January 1, 2010 will be covered by these benefits and will be in Tier 5.  PFRS members joining on or after January 9, 2010 will be in Tier 5 and may also be covered by these changed benefits.

Contributions

Contributions to the Systems are provided by employers and employees.  Employers contribute on the basis of the plan or plans they provide for members.  All ERS members joining from mid-1976 through 2009 are required to contribute 3 percent of their salaries for the first ten years of membership.  All ERS members joining after 2009 are required to contribute 3 percent of their salaries for their career.  Certain PFRS members joining since mid-2009 are required to contribute 3 percent of their salaries for their career, depending upon their contract.

Legislation enacted in May 2003 realigned the Retirement Systems billing cycle to match governments' budget cycles and also instituted a minimum annual payment.  The employer contribution for a given fiscal year will be based on the value of the pension fund and its liabilities on the prior April 1.  In addition, employers are required to make a minimum contribution of at least 4.5 percent of payroll every year.

Chapter 260 of the Laws of 2004 authorized the State and local employers to amortize over ten years, at five percent interest, a portion of their annual bill for fiscal years ended 2005, 2006 and 2007.  As of March 31, 2010, the amortized amount receivable for fiscal year 2004-05 from the State is $280.14 million and from participating employers is $60.53 million; the amortized amount receivable for fiscal year 2005-06 from the State is $102.62 million and from participating employers is $20.61 million; and the amortized amount receivable for fiscal year 2006-07 from participating employers is $18.07 million.  The State did not amortize any portion of its 2007 contributions.

The State paid, in full, its employer contributions for the fiscal year ended March 31, 2010.  Payments totaled $994.4 million, including amortization payments of $87 million for the 2005 and 2006 bills.  In March 2011, the State paid $1,257.0 million  in contributions for the fiscal year ending March 31, 2011, including amortization payments of some $87 million for 2005 and 2006 bills.

Part TT of Chapter 57 of the Laws of 2010, authorized the State and local employers to amortize a portion of their annual pension costs during periods of significant rate increases.  Amortized amounts will be paid in equal annual installments over a ten-year period, and employers may prepay these amounts at any time without penalty.  Employers would pay interest on the amortized amount at a rate determined by the Comptroller that is comparable to taxable fixed income investments of a comparable duration.  The interest rate will be set annually.  Rates will vary according to market performance.  The interest rate on the amount an employer chooses to amortize in a particular rate year will be the rate for that year and will be fixed for the duration of the ten-year repayment period.  Should the employer choose to amortize in the next rate year, the interest rate on that amortization will be the rate set for that year, which may be different from the previous rate year.  For amounts amortized in 2011, the Comptroller has set an interest rate of 5 percent.  The first payment will be due in the fiscal year following the decision to amortize.  Part TT of Chapter 57 further provides that when contribution rates fall below legally specified levels and all outstanding amortizations have been paid, employers that elected to amortize will be required to pay additional monies into a reserve fund that will be used when employer contribution rates begin to rise in the future.  Over time, it is expected that this will reduce the budgetary volatility of employer contributions The State elected to amortize $249,574,168 for fiscal year 2010-11, and 57 participating employers amortized a total of $43,683,088.

Pension Assets and Liabilities

Assets are held exclusively for the benefit of members, pensioners and beneficiaries.  Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle.  OSC reports that the net assets available for benefits as of March 31, 2010 were $134.2 billion (including $2.6 billion in receivables, which consist of employer contributions, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables) an increase of $23.3 billion or 21 percent from the 2008-09 level of $110.9 billion, reflecting, in large part, equity market performance.  OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $176.6 billion on April 1, 2009 to $186.8 billion (including $75.6 billion for current retirees and beneficiaries) on April 1, 2010.  The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries.  Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits.  Actuarial assets differed from net assets on April 1, 2010 in that amortized cost was used instead of market value for bonds and mortgages and the non-fixed investments utilized a smoothing method which recognized 20 percent of unexpected gain for the 2010 fiscal year, 40 percent of the unexpected loss for the 2009 fiscal year, 60 percent of the unexpected loss for the 2008 fiscal year and 80 percent of the unexpected gain for the 2007 fiscal year.  Actuarial assets decreased from $149.0 billion on April 1, 2009 to $147.7 billion on April 1, 2010.  The funded ratio, as of April 1, 2010, using the entry age normal funding method and actuarial assets, was 94 percent.

  2009-10 FISCAL YEAR RESULTS

The State reports its financial results on two bases of accounting: the cash basis, showing receipts and disbursements; and the modified accrual basis, prescribed by Generally Accepted Accounting Principles (“GAAP”), showing revenues and expenditures.

2009-10 Cash-Basis Results.  Receipts during the fiscal year fell substantially below projections. General Fund receipts, including transfers from other funds, totaled $52.6 billion, or $1.78 billion lower than the State's initial projections for 2009-10. General Fund disbursements, including transfers to other funds, totaled $52.2 billion, a decrease of $2.71 billion from initial projections. However, actual disbursements were affected by $2.1 billion in payment deferrals (described below) taken by the State to end the fiscal year without the use of its rainy day reserves and other designated balances. Without the deferrals, disbursements for the fiscal year would have been approximately $665 million below initial projections.

In the final quarter of the fiscal year, in order to avoid depleting its reserves, the State deferred a planned payment to school districts ($2.1 billion), which reduced spending from planned levels, and certain tax refunds, which increased available receipts from planned levels ($500 million). Both the school aid payment and the tax refunds were scheduled to be paid in 2009-10 but, by statute, were not due until June 1, 2010. The combined value of the deferrals had the effect of increasing the closing balance in the General Fund for 2009-10 to $2.3 billion, or approximately $900 million above the level required to restore the rainy day reserves and other balances to their anticipated levels. The higher closing balance was due exclusively to the cash management actions described above and did not represent an improvement in the State's financial operations. In early April 2010, the State paid the $500 million in tax refunds that had been deferred from 2009-10 to 2010-11. On June 1, 2010, the State paid the $2.1 billion in school aid deferred from 2009-10.

General Fund receipts, including transfers from other funds were $1.2 billion below 2008-09 results. Tax receipts decreased by $1.2 billion and transfers decreased by $750 million, partly offset by increased miscellaneous receipts of $744 million. The $1.2 billion annual decline in tax receipts included a $541 million decline in personal income taxes and a $302 million decline in sales and use tax receipts.

General Fund disbursements, including transfers to other funds, were $2.4 billion below 2008-09 results. The annual decline reflects the deferral of $2.1 billion in school aid, the impact of mid-year spending reductions, and the use of Federal American Recovery and Reinvestment Act of 2009 (“ARRA”) funds in place of General Fund spending.

The General Fund closing balance consisted of $1.2 billion in the State's rainy day reserves, $21 million in the contingency reserve fund (to guard against litigation risks), $96 million in the Community Projects Fund, and $978 million in the Refund Reserve Account, of which approximately $900 million was attributable to the deferrals described above.

Generally Accepted Accounting Principles -Basis Results/Projections. The State Budget is required to be balanced on a cash basis, which is DOB’s primary focus in preparing and implementing the State Financial Plan. State Finance Law also requires the Financial Plan be presented for informational purposes on a GAAP basis, in accordance with standards and regulations set forth by the Governmental Accounting Standards Board (“GASB”). The GAAP-basis plans model, to the extent practicable, the accounting principles applied by the Office of the State Comptroller in preparation of the annual Financial Statements.

2009-10 GAAP-Basis Results.  In 2009-10, the General Fund GAAP results shows total revenues of $44.9 billion, total expenditures of $54.1 billion, and net other financing sources of $8.7 billion, resulting in an operating deficit of $594 million and an accumulated deficit of $3.5 billion. These results are due primarily to the cash deficit and the impact of economic conditions on revenue accruals, primarily PIT.

GAAP-Basis Financial Plan Projections.  In 2010-11, the General Fund GAAP Financial Plan shows total estimated revenues of $46.4 billion, total expenditures of $55.8 billion, and net other financing sources of $9.4 billion, resulting in an estimated operating deficit of $23 million, which increases the projected accumulated deficit to $3.6 billion.

In 2011-12, the General Fund GAAP Financial Plan shows total projected revenues of $48.3 billion, total projected expenditures of $57.4 billion, and net other financing sources of $9.4 billion, resulting in a projected operating surplus of $267 million.  These results reflect the net impact of the Executive Budget gap-closing actions.

Other Post-Employment Benefits

Substantially all of the State’s employees become eligible for post-retirement benefits if they reach retirement while working for the State. In accordance with the Governmental Accounting Standards Board Statement 45 (“GASBS 45”), the State must perform an actuarial valuation every two years for purposes of calculating Other Post Employment Benefits (“OPEB”) liabilities.  As disclosed in Note 13 of the State’s Basic Financial Statements for fiscal year 2009-10 (See the State Comptroller’s Comprehensive Annual Financial Report, 2009-10 at http://www.osc.state.ny.us/finance/finreports/cafr10.pdf), the Annual Required Contribution (“ARC”) represents the annual level of funding that, if set-aside on an ongoing basis, is projected to cover normal costs each year and amortize any unfunded liabilities of the plan over a period not to exceed 30 years.  Amounts required but not actually set aside to pay for these benefits are accumulated with interest as part of the net OPEB obligation, after adjusting for amounts previously required.

As reported in the State’s Basic Financial Statements for 2009-10, an actuarial valuation of OPEB liabilities was performed as of April 1, 2008, with results projected to April 1, 2009 for the fiscal year ended March 31, 2010. The valuation calculated the present value of the actuarial accrued total liability for benefits as of March 31, 2010 at $55.9 billion ($46.3 billion for the State and $9.6 billion for SUNY).  This was determined using the Frozen Entry Age actuarial cost method, and is amortized over an open period of 30 years using the level percentage of projected payroll amortization method.

The net OPEB liability for 2009-10 totaled $3.3 billion ($2.7 billion for the State and $0.6 billion for SUNY) under the Frozen Entry Age actuarial cost method, allocating costs on a level basis over earnings.  This was $2.1 billion ($1.7 billion for the State and $0.4 billion for SUNY) above the payments for retiree costs made by the State in 2009-10.  This difference between the State’s Pay-As-You-Go (“PAYGO”) costs and the actuarially determined required annual contribution under GASBS 45 reduced the State’s currently positive net asset condition at the end of 2009-10 by $2.1 billion.

The State’s actuarial consultant has provided an updated calculation of the ARC and annual OPEB costs.  The updated calculation shows the present value of the actuarial accrued total liability for benefits at $60.2 billion ($50.1 billion for the State and $10.1 billion for SUNY).  The updated calculation will ultimately be reflected in the financial statements for the State and SUNY for fiscal year 2010-11.  In future updates, DOB expects the estimate of OPEB costs to increase substantially.  The causes of this anticipated increase include:  higher assumed increases in the cost of health care, implementation of the Federal Patient Protection and Affordable Care Act, and decreased interest rates.

GASB does not require the additional costs to be funded on the State’s budgetary basis, and no funding is assumed for this purpose in the Updated Financial Plan.  On a budgetary (cash) basis, the State continues to finance these costs, along with all other employee health care expenses, on a PAYGO basis.

As noted, there is no provision in the Updated Financial Plan to pre-fund the GASBS 45 liability.  If such liability were pre-funded at this time, the additional cost above the PAYGO amounts would be lowered.  The State’s Health Insurance Council, which consists of the Governor’s Office of Employee Relations, Civil Service, and DOB, will continue to review this matter and seek input from the State Comptroller, the legislative fiscal committees and other outside parties.  However, it is not expected that the State will alter its planned funding practices in light of existing fiscal conditions.

FIVE YEAR CAPITAL PROGRAM AND FINANCING PLAN

Section 22-c of the State Finance Law requires the Governor to submit the five year Capital Program and Financing Plan with the Executive Budget and to update the Plan by 30 days after the enactment of the State Budget. The enacted 2010-11 through 2014-15 Capital Program and Financing Plan (the “Capital Plan”) was adopted on August 20, 2010.

State capital projects spending is projected to total $10.1 billion in 2010-11, which includes $1.7 billion in “off-budget spending1” directly from bond proceeds held by public authorities. Overall capital spending in 2010-11 is projected to grow by $1.3 billion or 15 percent over 2009-10. This is primarily attributable to increases in capital spending for transportation ($529 million) and SUNY ($209 million).  Capital spending for previously authorized economic development projects is expected to increase by $152 million in 2010-11.  Capital spending in 2010-11 will be financed with State-supported debt ($5.5 billion, 55 percent), Federal aid ($2.4 billion, 23 percent), and State cash resources ($2.2 billion, 22 percent).

Capital spending over the next five years is expected to average approximately $9.3 billion annually, with the largest spending for transportation (48 percent), education/higher education (20 percent), and economic development (8 percent).

______________________

1 “Off-budget” capital spending reflects capital projects payments made by Authorities on behalf of the State directly from bond proceeds. This spending is pursuant to capital contracts held by the Authorities and is not captured by the State’s Central Accounting System.

STATE-SUPPORTED DEBT

As of March 31, 2010, the total amount of outstanding general obligation debt was $3.4 billion and the total amount of outstanding State-supported debt was approximately $50.3 billion. As set forth in the 2011-12 Executive Budget Capital Plan, State-related debt outstanding is projected to total $56.4 billion in 2010-11, an increase of $1.7 billion from 2009-10. The 2011-12 Executive Budget Capital Plan, projects State-related debt outstanding to increase from $56.4. billion in 2010-11 to $58.3 billion in 2015-16.

Legislation enacted in 2001 provided for the issuance of State Personal Income Tax Revenue Bonds (“PIT”) by the Urban Development Corporation (UDC), the New York State Housing Finance Agency (“HFA”), the New York State Thruway Authority (Thruway Authority), the Dormitory Authority of the State of New York (“DASNY”), and the New York State Environmental Facilities Corporation (“EFC”) (collectively, the “Authorized Issuers”).

The legislation provided that 25 percent of State PIT receipts (excluding refunds owed to taxpayers and deposits to the STAR Fund) be deposited to the Revenue Bond Tax Fund (“RBTF”) for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Revenue Bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual PIT receipts or (ii) $6 billion.

The first State PIT Revenue Bonds were issued on May 9, 2002, and since that time, all of the Authorized Issuers have issued State PIT Revenue Bonds. State PIT Revenue Bond borrowings include issuances by: (i) the Dormitory Authority of the State of New York (“DASNY”) for school construction (“EXCEL”), SUNY higher education facilities and community colleges, CUNY senior and community colleges, Higher Education Capital Matching Grants for private colleges, health care grants under the Health Care Efficiency and Affordability Law for New Yorkers (“Heal NY”) Capital Grant Program, cultural education storage facilities, Judicial Training Academies, library facilities and for environmental, economic development historic preservation, arts, and cultural purposes; (ii) the New York State Thruway Authority for CHIPs; (iii) the Urban Development Corporation (“UDC”; doing business as the Empire State Development Corporation) for correctional and youth facilities, sports facilities, State facilities and equipment acquisitions, State Police and Division of Military and Naval Affairs facilities, Office for Technology facility, Office of General Services Capital and Agriculture and Markets and for environmental, economic development, historic preservation, arts, and cultural purposes; (iv) the Environmental Facilities Corporation (“EFC”) for State Environmental Infrastructure Projects, including Water Pollution Control, Hazardous Waste Remediation, and West Valley; and (v) the New York State Housing Finance Agency (“HFA”) for housing programs and for economic development purposes.

In 2009, pursuant to State law, State PIT Revenue Bonds began to be issued under new General Purpose resolutions that permitted the issuance of bonds on a consolidated basis for all purposes. This enhanced flexibility has improved the marketability of the State PIT Revenue Bonds, particularly in the taxable market where State PIT Revenue Bonds have been issued as Build America Bonds (“BABs”). The State expects to continue to use the General Purpose approach for future issuances of State PIT Revenue Bonds, except for Transportation.

Legislation enacted in fiscal year 2009-10 and extended for fiscal year 2010-11 permits the DASNY and UDC to issue State PIT Revenue Bonds for any authorized purpose. Prior to this time, State law required that State PIT Revenue Bonds sold for capital purposes had to be sold through specific issuers, creating coordination difficulties in scheduling sales and reimbursing capital disbursements on a timely basis. This has enabled the State to improve the scheduling and sizing of State PIT Revenue Bond sales, produced savings through efficiencies in bond pricing, and lowered overall administrative costs.

In addition, legislation that temporarily authorizes the use of State PIT Revenue Bonds to finance the State's Mental Health Facilities Improvement Revenue bond program has been extended for an additional year through fiscal year 2010-11. This has enabled the State to take advantage of the lower interest rates typically paid on State PIT Revenue Bonds as compared to the State’s Mental Health Facilities Improvement Revenue Bonds.

State PIT Revenue Bonds are expected to continue to be the primary financing vehicle for a broad range of existing or new State-supported debt programs authorized to be secured by service contract or lease-purchase payments. As of March 31, 2010 approximately $18.0 billion of State PIT Revenue Bonds were outstanding. The 2010-11 Enacted Budget projects that $4.0 billion of State PIT Revenue Bonds will be issued in 2010-11.

The Debt Reform Act, which applies to all new State-supported debt issued after March 31, 2000, imposes phased-in caps on new debt outstanding and new debt service costs, limits the use of debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt. The cap on new State supported debt outstanding began at 0.75 percent of personal income in 2000 01 and was fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and gradually increases until it is fully phased in at 5 percent in 2013 14. Under State law, the State is required to calculate compliance with the caps annually and report the findings in the Financial Plan update most proximate to October 31. For the 2009-10 fiscal year, both caps are set at 3.98 percent. On November 1, 2010, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2010 at 3.29 percent of personal income and debt service on such debt at 1.86 percent of total governmental receipts.

Current projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Act throughout the next several years.  However, the State has entered into a period of significantly declining debt capacity.  Available cap room, in regards to debt outstanding, is expected to decline from 0.4 percent ($4.1 billion) in 2010-11 to only 0.07 percent ($734 million) in 2011-12, a decrease of 82 percent or $3.4 billion.

STATE-RELATED DEBT

The category of State-related debt includes the State supported debt described above, as well as contingent contractual-obligation financings, moral obligation financings and State guaranteed debt. As of March 31, 2010, the total amount of outstanding State-related debt was approximately $54.7 billion.

THE STATE AUTHORITIES

The fiscal stability of the State is related in part to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2009, 19 public authorities each had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $152 billion, only a portion of which constitutes State-supported or State-related debt.

The State has numerous public authorities with various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities.

Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

THE CITY OF NEW YORK

The fiscal demands on the State may be affected by the fiscal condition of The City of New York (the “City”), which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. Official financial disclosure of the City of New York and financing entities issuing debt on its behalf is available by contacting Raymond J. Orlando, City Director of Investor Relations, (212) 788-5875 or contacting the City Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007.

The staffs of the New York State Financial Control Board (“FCB”), the Office of the State Deputy Comptroller for The City of New York (“OSDC”), the City Comptroller and the Independent Budget Office (“IBO”), issue periodic reports on the City’s financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

OTHER LOCALITIES

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years.  Between 2004 and July 2010, the State Legislature authorized 21 bond issuances to finance local government operating deficits.  There were four new or additional deficit financing authorizations during 2009-2010. Furthermore, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality.  The Buffalo Fiscal Stability Authority has exercised Control Period powers with respect to the City of Buffalo since the City's 2003-04 fiscal year, but may transition to Advisory Period powers during the City's 2011-12 fiscal year.  In January 2011, the Nassau County Interim Finance Authority (“NIFA”) declared that it was entering a Control Period, citing the “substantial likelihood and imminence” that the County will incur a major operating funds deficit of 1% or more during the County’s 2011 fiscal year.  Nassau County has commenced a lawsuit challenging NIFA’s determination and authority to impose a Control Period.  Erie County as well as the cities of New York and Troy have fiscal stability boards exercising Advisory Period powers.  The City of Yonkers no longer operates under an oversight board but must adhere to a separate fiscal agent act.  The City of Newburgh will operate under fiscal monitoring by the State Comptroller.  The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2010-11 fiscal year or thereafter.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Directors has adopted a Company policy, and related procedures, with respect to the disclosure of the portfolio holdings of the Portfolios (the “Policy”), which is designed to ensure that disclosure of portfolio holdings information is in the best interests of shareholders.

Generally, the Policy limits the dissemination of Company portfolio holdings information (before the information is made publicly available) to fund service providers where the Company has a legitimate business purpose in doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. The Company’s Investment Manager, fund accountant, custodian, distributor or any employee or agent of such persons (“Company Representative”) will (or may) have access to Company portfolio holdings information on a regular basis. Company Representatives are required to keep all portfolio holdings information confidential and are prohibited from trading based on the information they receive. Neither the Company nor a Company Representative may disclose a Portfolio’s portfolio holdings information to any person other than in accordance with the Policy, and there are no ongoing arrangements to make portfolio information available to any person, except as described above, prior to publication on the TDAM website. In addition, neither the Company nor any Company Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. Consideration for this purpose includes any agreement by the recipient of information or its affiliate to maintain assets in the Company or in other investment companies or accounts managed by the Investment Manager or its affiliates.

In accordance with the Policy and Rule 2a-7, information about each Portfolio’s portfolio holdings will be published on the Portfolio Holdings section of the TDAM website (www.tdamusa.com) as of the end of each month, generally subject to a 5-day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the TDAM website each Portfolio’s month-end top ten holdings, generally with a 30-day lag time.  The Company may disclose Portfolio holdings to any person commencing the day after the information is first published on the website, and the Company may publish complete portfolio holdings information more frequently than monthly if it has a legitimate business purpose for doing so.

The Chief Compliance Officer (“CCO”) (or his or her designee) is the person who is authorized to disclose Company portfolio holdings information. Company and Company Representative compliance with the Policy (including use of the portfolio holdings information) will be monitored by the CCO or his or her designee on a periodic basis. Pursuant to the Board approved procedures relating to the Policy, the adequacy and effectiveness of the Policy will be reviewed by the CCO on an annual basis and any related issues will be brought to the attention of the Board.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to pursue the objective of each Portfolio in relation to movements in the general level of interest rates, to invest money obtained from the sale of Portfolio shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Portfolio shares. This may increase or decrease the yield of a Portfolio depending upon the Investment Manager’s ability to time and execute such transactions. Each Portfolio normally intends to hold its portfolio securities to maturity. The Portfolios do not intend to trade portfolio securities, although they may do so to take advantage of short-term market movements.

The Investment Manager places orders for the purchase and sale of assets with brokers and dealers selected by and in the discretion of the Investment Manager. In placing orders for the Portfolio’s portfolio transactions, the Investment Manager seeks “best execution.” Consistent with the policy of “best execution,” orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms’ professional services which include the price, speed of execution, certainty of execution and overall cost of the transaction. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Manager may give consideration to those firms that provide research and other execution services to the Company and the Investment Manager, and who may charge a commission in excess of that charged by other broker-dealers if the Investment Manager determines in good faith that the commission is reasonable in relation to the services utilized by the Investment Manager. Any research benefits derived from such services are available for all clients of the Investment Manager and may not be used in connection with the Portfolios. Because statistical and other research information is only supplementary to the Investment Manager’s research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. In no event will a broker-dealer that is affiliated with the Investment Manager receive brokerage commissions in recognition of research services provided to the Investment Manager.

The Company expects that purchases and sales of portfolio securities usually will be principal transactions. Fixed income portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

The Investment Manager may employ broker-dealer affiliates of the Investment Manager (collectively “Affiliated Brokers”) to effect portfolio transactions for the Portfolios, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker that is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers’ commissions for such transactions. The Board of Directors, including a majority of the Directors who are not “interested persons” of the Company within the meaning of such term as defined in the Investment Company Act (“Independent Directors”), has adopted procedures to ensure that commissions paid to Affiliated Brokers by the Portfolios satisfy the standards of Section 17(e) and Rule 17e-1.

The investment decisions for each Portfolio will be reached independently from those for each other and for other accounts, if any, managed by the Investment Manager. On occasions when the Investment Manager deems the purchase or sale of securities to be in the best interest of one or more Portfolios as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases, this procedure may affect the size or price of the position obtainable for a Portfolio.

MANAGEMENT OF THE COMPANY

Directors and Executive Officers

Responsibility for overall management of the Company rests with its Board of Directors in accordance with Maryland law.

The following table contains certain information regarding the Company’s Directors and Executive Officers. Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” “Fund Complex” includes the Portfolios, the TDAM Institutional Money Market Fund, the TDAM Institutional Municipal Money Market Fund, the TDAM Institutional U.S. Government Fund, the TDAM Institutional Treasury Obligations Money Market Fund, the TDAM Short-Term Investment Fund, the TDAM Short-Term Bond Fund and the TDAM Global Sustainability Fund, each a series of the Company.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††

Independent
Directors

PETER B.M.	Director	Since	Retired.	12	Director of
EBY		6/6/02			Leon’s Furniture
Limited since
c/o TDAM USA Inc.					May 1977;
31 West 52nd Street					Director of Sixty-
New York, NY 10019					Split Corp. since
March 2001;
Age: 72					Director of
George Weston
Limited since May 2000.

LAWRENCE J. TOAL c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 73	Chairman and Director	Since 12/12/95	President and Chief Executive Officer of Dime Bancorp, Inc. from July 2000 through February 2002; Chairman, President and Chief Executive Officer of Dime Bancorp, Inc. from January 1997 through June 2000; and Chief Executive Officer of The Dime Savings Bank of New York, FSB from January 1997 through February 2002.	12	None.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††

JAMES E. KELLY c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 59	Director	Since: 12/18/08	Consultant and financial services attorney since June 2002; teacher at Empire State College since 2008; senior advisor to New York State Banking Department during 2009; Chief Financial Officer of Brooklyn Academy of Music, Inc. during 2007; Consultant and Chief Operating Officer to the Health Care Chaplaincy from 2003 to 2006; Trustee of Albany Law School since 2000; and Executive Vice President and General Counsel of Dime Bancorp, Inc. from January 1998 through May 2002.	12	None

DONALD J. HERREMA c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 58	Director	Since: 3/30/09
Executive Vice Chairman of Kennedy Wilson, International (real estate), since 2009; Financial services executive and advisor; Founder of BlackSterling Partners, LLC (private equity investment firm), since 2004; Senior Advisor of Stone Point Capital (private equity investment firm) since 2008; Managing Director, Head of Private Wealth Management for Morgan Stanley, 2006 through 2008; Chairman and CEO of Loring Ward International, LTD (investment and business management) from 2005 through 2006; CEO of Atlantic Trust (INVESCO) from 2001 through 2004; Chief Executive Officer of Bessemer Trust (wealth management) from 1993 through 2000.
				12	Director of Lepercq, de Neuflize and Co. since 2009.

Interested Director BARBARA F. PALK††† c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019	Director	Since: 12/17/10	Senior Vice President − Wholesale Banking TD Bank Group and President of TD Asset Management Inc., TDAM USA Inc. and TD Investments from June 2003 through December 2010.	12	None

Age: 59

†	The table shows the time period for which each individual has served as Director. There is no set term of office for Directors.
††
In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of October 31, 2010.

†††	Ms. Palk is considered an ‘‘interested person’’ because she owns shares of The Toronto-Dominion Bank.

Qualifications of Directors

The Board has concluded, based on each Director’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of the other Directors, that each Director is qualified to serve as a Director of the Company. Among the attributes common to all the Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, TDAM, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained through the Director’s business, consulting, public service and/or academic positions, and through experience from service as a Director of the Company, other mutual funds, public companies, non-profit entities or other organizations. Each Director’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director.

Independent Directors

Peter B.M. Eby. Mr. Eby has been a Director since 2002. He also served as a board member of other open-end funds managed by TDAM that are no longer in operation. In addition, he has over 35 years of experience in the financial services industry, during which time he served in executive-level positions with a large Canadian investment firm. Mr. Eby has served as a director on the board of several public and private companies, including as lead director of a large food processing and distribution company.

Donald J. Herrema. Mr. Herrema has been a Director since 2009. In addition, he has over 25 years of executive-level experience in the asset management and private wealth segments of the financial services industry, including as chief executive officer of a large private wealth management company. Mr. Herrema has served as a director on the board of public and private companies as well as a trustee on the board of non-profit organizations.

James E. Kelly. Mr. Kelly has been a Director since 2008. In addition, he has over 25 years of legal, executive management and consulting experience in the banking industry. Mr. Kelly is an attorney and has served in senior legal positions for a large retail bank. He has also served as a senior advisor on financial regulatory reform and banking issues, and has written on such topics. Mr. Kelly serves as a trustee on the board of several non-profit organizations.

Lawrence J. Toal. Mr. Toal has been a Director, Chairman of the Board since December 2010 and Chairman of the Audit Committee since 1995. He currently serves as the Audit Committee financial expert. He also served as a board member of other open-end funds managed by TDAM that are no longer in operation. In addition, he has over 30 years of experience in the banking industry. Mr. Toal gained executive-level experience as the president and chief executive officer of a large retail bank. He has served as a director on the board of a life insurance company as well as a trustee on the board of non-profit organizations.

Interested Director

Barbara F. Palk. Ms. Palk has 32 years of business experience in financial services. Of that, she has 20 years business experience with the Investment Manager including 18 years in an executive role. Ms. Palk also serves on the boards of directors of several not-for-profit companies.

Specific details regarding each Director’s principal occupations during the past five years are included in the table above.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years

Officers Who Are
Not Directors

MARK BELL	President and	Since:	Since 2004, Managing Director,
	Chief	9/22/08	Relationship Management of TD Asset
c/o TDAM	Executive		Management.
USA Inc.	Officer
31 West 52nd Street
New York, NY 10019

Age: 41

MAYA GITTENS c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019	Chief Legal Officer and Anti- Money Laundering Officer	Since: 9/22/08
Since June 2008, Vice President, Director and Secretary of the Investment Manager; from June 2005 through March 2008, attorney, Schulte Roth and Zabel LLP; from May 2001 through May 2005, Securities Compliance Examiner, United States Securities and Exchange Commission.

Age: 46

ERIC	Treasurer and	Since:	Since November 2004, Fund Accounting
KLEINSCHMIDT	Chief	9/22/08	Director of SEI Investments.
Financial
c/o SEI Investments	Officer
One Freedom Valley Drive
Oaks, PA 19456

Age: 42

MARC ALMES	Assistant	Since:	Since January 1999, Fund Accounting
	Treasurer	9/22/08	Manager at SEI Investments.
c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456

Age: 39

JACK P. HUNTINGTON	Secretary	Since:	Since September 2008, Senior Vice President of
		2/27/09	Regulatory Administration, Citi Fund
c/o Citi Fund Services			Services Ohio, Inc.; from October 2004
Ohio, Inc.			through September 2008, Senior Counsel,
100 Summer Street, Suite			MetLife, Inc.
1500
Boston, MA 02110

Age: 40

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years

MICHELE R. TEICHNER	Chief Compliance Officer, Vice President and Assistant Secretary	Since: 6/11/04 (Chief Compliance Officer) and 11/2/99	Since January 2006, Managing Director; Senior Vice President of Investment Manager from August 1996 to December 2005 and TD Waterhouse Investor Services, Inc. from June 1997 to December 2005.

c/o TDAM
USA Inc.
31 West 52nd Street
New York, NY 10019

Age: 51

†	The table shows the time period for which each individual has served an Officer. There is no set term of office for Officers.

Leadership Structure and Oversight Responsibilities

The Board of Directors has overall responsibility for oversight of the Company and the Portfolios. The Board, on behalf of the Company, has engaged TDAM to manage the Portfolios on a day-to-day basis. The Board of Directors is responsible for overseeing TDAM and other service providers in the operations of the Portfolios in accordance with the provisions of the Investment Company Act, applicable provisions of Maryland law, other applicable laws and the Company’s charter. The Board of Directors is currently composed of five members, each of whom, other than Ms. Barbara Palk, is an Independent Director. The Board meets in-person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee, a Nominating Committee and a Pricing Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.

The Independent Directors have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Toal, to serve in the role of Chairman. The Directors have determined that Mr. Toal’s extensive executive, business and directorial experience, as well as his long service as a Director and Chairman of the Audit Committee, make him well-suited to serve as Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with TDAM, other service providers, counsel and other Directors generally between meetings. The Chairman serves as a key point person for dealings between management and the Directors. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview, in addition to allocating areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight. The Board, as part of its annual self-assessment, reviews matters related to its leadership and committee structure periodically.

The Company and the Portfolios are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Consistent with its oversight responsibility of the Company and the Portfolios, the Board oversees the management of risks relating to the operation of the Company and the Portfolios.  Day-to-day risk management functions are subsumed within the responsibilities of TDAM, its affiliates and other service providers (depending on the nature of the risk), which carry out the Portfolios’ investment management and business affairs. TDAM, its affiliates and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of TDAM and other service providers has its own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect a Portfolio or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Company, the Board interacts with and reviews reports from, among others, TDAM, the Company’s Chief Compliance Officer, the Company’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Portfolios and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of Board of Directors

The Board of Directors has three standing committees: Audit, Pricing and Nominating. The primary responsibilities of the Audit Committee are: (i) to oversee the Company’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers; (ii) to review the results of the annual audits of the Company’s financial statements; and (iii) to interact with the Company’s independent registered public accounting firm on behalf of the full Board of Directors. The scope of the Audit Committee’s responsibilities includes the appointment, compensation and oversight of the Company’s independent registered public accounting firm. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Committee is composed solely of Independent Directors, Messrs. Eby and Toal. This Committee met 2 times during the fiscal year ended October 31, 2010.

The Pricing Committee has responsibilities with respect to valuing or establishing a method for valuing securities or securities for which no market quotation is readily available. This Committee, which consists of any one Director, did not meet during the fiscal year ended October 31, 2010.

The purpose of the Nominating Committee is to recommend qualified candidates to serve as Independent Directors in the event that a position is vacated or created. The Committee, on which Messrs. Eby and Toal currently serve, is composed solely of Independent Directors. This Committee will not normally consider nominees recommended by shareholders. The Nominating Committee did not meet during the fiscal year ended October 31, 2010.

Ownership of Shares by Directors

The dollar range of the shares in each Portfolio beneficially owned by each Director and the aggregate dollar range of shares beneficially owned by them in the Company as of December 31, 2010, are set forth below.

		Aggregate Dollar Range of
		Securities in all Registered
	Dollar Range of Equity Securities	Investment Companies Overseen by
Name of Director	in each Portfolio	Director in Fund Complex
Independent Directors

Peter B. M. Eby	$ 0	$0

Lawrence J. Toal	$ 0	$0

James E. Kelly	$10,001- $50,000	$10,001-$50,000

Donald J. Herrema	$ 0	$0

Interested Director
Barbara F. Palk	$ 0	$0

On January 31, 2010, the officers and Directors of the Company, as a group, owned less than 1% of the outstanding shares of each Portfolio.

Ownership in Certain Entities

The table below shows ownership, beneficially or of record, if any, by each Independent Director and his/her immediate family members in the Company’s Investment Manager or Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Company’s Investment Manager or Distributor, as applicable, as of December 31, 2010.

Name of Director	Name of Owner and Relationship to Director	Name of Company	Title of Class of Security	Value of Securities	Percent of Class

Peter B. M. Eby	N/A	N/A	N/A	$0	N/A
Lawrence J. Toal	N/A	N/A	N/A	$0	N/A
James E. Kelly	N/A	N/A	N/A	$0	N/A
Donald J. Herrema	N/A	N/A	N/A	$0	N/A

Compensation of Directors

Officers and Directors who are interested persons of the Investment Manager, Citi Fund Services Ohio, Inc., SEI Investments Distribution Co. (“SIDCO”) or SEI Investments receive no compensation from the Company. Each Independent Director serving on the Board of the Company receives: (i) a base annual retainer of $40,000, payable quarterly, (ii) a meeting fee of $4,375 for each meeting attended in person, (iii) a meeting fee of $3,000 for each meeting attended by telephone, (iv) for committee meetings, other than audit committee meetings, taking place on days when there is no meeting of the full Board of Directors, a committee meeting fee of $4,375 for each such meeting attended; and (v) for audit committee meetings taking place on days when there is no meeting of the full Board of Directors, an audit committee meeting fee of $2,500 for each such meeting attended. Independent Directors also will be reimbursed for their expenses by the Company. Interested Directors may be compensated by the Investment Manager or its affiliates for their services to the Company.

The amounts of compensation that the Company and Fund Complex paid to each Independent Director and Interested Director for the fiscal year ended October 31, 2010, are as follows:

Name of Board Member	Aggregate Compensation from Company (1)	Pension or Retirement Benefits Accrued as Part of Company’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and Fund Complex Paid to Board Members (1)

Independent Directors
Richard W. Dalrymple (2)	$57,750	$0	$0	$57,750
Peter B. M. Eby	$60,500	$0	$0	$60,500
Lawrence J. Toal	$60,500	$0	$0	$60,500
James E. Kelly	$60,500	$0	$0	$60,500
Donald J. Herrema	$59,125	$0	$0	$59,125

Interested Director
George F. Staudter (2)	$0	$0	$0	$0
Barbara F. Palk(3)	$0	$0	$0	$0

(1)	Amounts do not include reimbursed expenses for attending Board meetings or compensation paid to the Interested Director by the Investment Manager or its affiliates.

(2)
Mr. Staudter was an Interested Director who was paid by the Investment Manager. Both Mr. Dalrymple and Mr. Staudter resigned as Directors effective December 17, 2010. Effective upon the conclusion of his term of office as a Director, Mr. Staudter became a director emeritus. This position is an honorary non-voting position for which Mr. Staudter does not receive any compensation from the Funds.

(3)	Ms. Palk was elected to the Board effective December 17, 2010 and did not receive any compensation from the Company for the fiscal year ended October 31, 2010.

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

Investment Management

TDAM USA Inc., a Delaware corporation, is the Investment Manager of each Portfolio. Pursuant to the Investment Management Agreement with the Company on behalf of each Portfolio, the Investment Manager manages each Portfolio’s investments in accordance with its stated policies and restrictions, subject to oversight by the Company’s Board of Directors.

The Investment Manager is a direct, wholly-owned subsidiary of The Toronto-Dominion Bank (“Toronto-Dominion”). Toronto-Dominion, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada. Toronto-Dominion is a part of a worldwide group of banks and financial service companies (referred to as the “TD Bank Group”). As of October 31, 2010, the TD Bank Group had over $179 billion under management, including pension, endowment, foundation, segregated, corporate and private accounts and mutual and pooled funds. The Investment Manager also currently serves as investment manager to institutional accounts, high net worth individual accounts, and certain other accounts, and, as of October 31, 2010, had total assets under management of approximately $17.4 billion.

The Investment Management Agreement will continue in effect only if such continuance is specifically approved at least annually by (i) a majority vote of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Company, cast in person at a meeting called for such purpose, and (ii) by the vote of a majority of the outstanding voting securities of each Portfolio, or by the Company’s Board of Directors. The Investment Management Agreement may be terminated as to any Portfolio at any time upon 60 days’ prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of a Portfolio with respect to that Portfolio, and will terminate automatically upon assignment. The Investment Management Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors who have no direct or indirect financial interest in the Investment Management Agreement, and by the shareholders of each Portfolio.

The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or mistake of law, or for any loss suffered by a Portfolio in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager’s part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Portfolios under the Investment Management Agreement are not exclusive and it is free to render similar services to others.

A discussion of the basis for the Board of Directors’ approval of the Investment Management Agreement is available in the Portfolios’ semi-annual shareholder report for the fiscal period ended April 30, 2010.

For the investment management services furnished to each Portfolio, the Investment Manager is entitled to an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to 0.10% of the first $1 billion of average daily net assets of each such Portfolio, 0.09% of the next $1 billion, and 0.08% of average daily net assets of each Portfolio over $2 billion.

The Investment Manager and its affiliates may, from time to time, voluntarily waive or reimburse all or a part of each Portfolio’s operating expenses in an effort to maintain certain net yields for the Portfolio. Accordingly, fee waivers and expense reimbursements by the Investment Manager or its affiliates will increase each Portfolio’s total returns and yield. Unless otherwise provided, these expense reductions are voluntary and may be changed or eliminated at any time.

The following table shows the dollar amount of investment management fees earned with respect to the Portfolios, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

	Fee	Fee Waived*

Money Market Portfolio
Year ended October 31, 2010	$5,414,959	$0
Year ended October 31, 2009	$12,350,433	$0
Year ended October 31, 2008	$16,305,336	$0

U.S. Government Portfolio
Year ended October 31, 2010	$1,613,858	$405,010
Year ended October 31, 2009	$4,233,822	$18,573
Year ended October 31, 2008	$3,279,480	$0

Municipal Portfolio
Year ended October 31, 2010	$764,441	$5,612
Year ended October 31, 2009	$987,380	$82,044
Year ended October 31, 2008	$913,626	$0

California Portfolio
Year ended October 31, 2010	$280,606	$13,969
Year ended October 31, 2009	$344,462	$124,838
Year ended October 31, 2008	$389,497	$0

New York Portfolio
Year ended October 31, 2010	$159,396	$46,996
Year ended October 31, 2009	$186,214	$82,733
Year ended October 31, 2008	$218,411	$0

* The Investment Manager may waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the Portfolio and/or one or more classes of shares of the Portfolio at a certain level as determined by the Investment Manager.

Administration

Pursuant to an Administration Agreement with the Company, TDAM USA Inc. (the “Administrator”), as administrator to the Portfolios, provides administrative services to each of the Portfolios. Administrative services furnished by the Administrator include, among other services, maintaining and preserving the records of the Company, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Company, preparing reports, overseeing the preparation and filing with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as Administrator, the Administrator receives no compensation.

The following table shows the dollar amount of administration fees earned with respect to the Portfolios, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

	Fee Paid	Fee Waived

Money Market Portfolio
Year ended October 31, 2010	$0	$0
Year ended October 31, 2009	$0	$0
Year ended October 31, 2008	$0	$0

U.S. Government Portfolio
Year ended October 31, 2010	$0	$0
Year ended October 31, 2009	$0	$0
Year ended October 31, 2008	$0	$0

Municipal Portfolio
Year ended October 31, 2010	$0	$0
Year ended October 31, 2009	$0	$0
Year ended October 31, 2008	$0	$0

California Portfolio
Year ended October 31, 2010	$0	$0
Year ended October 31, 2009	$0	$0
Year ended October 31, 2008	$0	$0

New York Portfolio
Year ended October 31, 2010	$0	$0
Year ended October 31, 2009	$0	$0
Year ended October 31, 2008	$0	$0

The Administrator has entered into a Sub-administration Agreement with Citi Fund Services Ohio, Inc. (“Citi”), 3435 Stelzer Road, Columbus, OH 42319, pursuant to which Citi performs certain of the foregoing administrative services for the Company. Under this Sub-administration Agreement, the Administrator pays Citi’s fees for providing such services. In addition, the Administrator may enter into sub-administration agreements with other persons to perform such services from time to time.

The Administration Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Administration Agreement. The Administration Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors of the Company who have no direct or indirect financial interest in the Administration Agreement. Each Portfolio or the Administrator may terminate the Administration Agreement on 60 days’ prior written notice without penalty. Termination by a Portfolio may be by vote of the Company’s Board of Directors, or by a majority of the outstanding voting securities of such Portfolio. The Administration Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The Administration Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law, or for any loss arising out of any act or omission by the Administrator in the performance of its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Administrator’s part in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreement.

Distribution

The distributor of the Company is SEI Investments Distribution Co. (“SIDCO”), 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Pursuant to a Distribution Agreement between the Company and SIDCO, SIDCO has the exclusive right to distribute shares of the Company. SIDCO has entered and may in the future enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Company shares. As the 12b-1 Plan does not provide for the payment of fees to the Distributor for these services, pursuant to a Reimbursement Agreement between the Investment Manager and SIDCO, the Investment Manager has agreed to pay the Distributor a fee of $25,000 for such services.

The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement was approved by the Board of Directors of the Company, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. Each Portfolio or the Distributor may terminate the Distribution Agreement on 60 days’ prior written notice without penalty. Termination by a Portfolio may be by vote of a majority of the Company’s Independent Directors, or by a majority of the outstanding voting securities of such Portfolio. The Distribution Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The Directors have adopted a distribution plan under Rule 12b-1 under the Investment Company Act (“12b-1 Plan”) with respect to each Class of each Portfolio. The 12b-1 Plan permits the Investor Class of each Portfolio to pay from its assets distribution fees at a rate not to exceed 0.45% of its annual average daily net assets, Class A of each Portfolio to pay from its assets distribution fees at a rate not to exceed 0.53% of its annual average daily net assets, the Premium Class of the Money Market Portfolio to pay from its assets distribution fees at a rate not to exceed 0.365% of its annual average daily net assets and the Select Class of the Money Market Portfolio to pay from its assets distribution fees at a rate not to exceed 0.33% of its annual average daily net assets (“12b-1 Fees”). The 12b-1 Fees are computed and accrued daily and will be paid to broker-dealers and other persons, pursuant to the terms of selected dealer agreements, selling agreements or other agreements complying with Rule 12b-1 that have been approved by the Board of Directors (“Rule 12b-1 Agreements”). Payments of the 12b-1 Fees will be made pursuant to the Rule 12b-1 Agreements in accordance with their terms.

The Portfolios have entered into a Rule 12b-1 Agreement with TD Ameritrade, Inc. (“TD Ameritrade”), an affiliate of the Investment Manager, pursuant to which the Investor Class of each Portfolio pays from its assets 12b-1 Fees at a rate of 0.45% of its annual average daily net assets, Class A of each Portfolio pays from its assets 12b-1 Fees at a rate of 0.53% of its annual average daily net assets, the Premium Class of the Money Market Portfolio pays from its assets 12b-1 Fees at a rate of 0.365% of its annual average daily net assets and the Select Class of the Money Market Portfolio pays from its assets 12b-1 Fees at a rate of 0.33% of its annual average daily net assets.

The 12b-1 Plan also provides that TDAM and TD Ameritrade Clearing, Inc. (“TD Clearing” or the “Transfer Agent”), or any successor investment adviser, administrator, or transfer agent or any additional transfer agent (collectively, “Successor”), may each make payments for distribution or other services (“assistance”) from its own resources, including its bona fide profits derived under its Investment Management Agreement and Administration Agreement or Transfer Agency Agreement, as applicable, to such broker-dealers or other persons who, in TDAM’s or the Transfer Agent’s sole discretion, have rendered or may render assistance. Any payments made by TDAM or the Transfer Agent or any Successor for such purpose shall not reduce any 12b-1 Fees paid or payable in respect of the Portfolios or Classes under the 12b-1 Plan as described above.

Quarterly in each year that the 12b-1 Plan remains in effect, the Board of Directors will be furnished with a written report, complying with the requirements of Rule 12b-1, setting out the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The 12b-1 Plan will remain in effect for a period of one year from its adoption date and may be continued thereafter if the 12b-1 Plan and any Rule 12b-1 Agreements are approved at least annually by a majority vote of the Board of Directors, including a majority of Independent Directors, cast in person at a meeting called for the purpose of voting on such 12b-1 Plan and Rule 12b-1 Agreement. The 12b-1 Plan may not be amended to increase materially the 12b-1 Fees with respect to a Class of a Portfolio without the approval of the lesser of: (i) more than 50% of the outstanding shares of the Class, or (ii) 67% or more of the shares of the Class present or represented at a stockholders’ meeting, if more than 50% of the outstanding shares of the Class are present or represented by proxy (“Majority Stockholder Vote”). All material amendments to the 12b-1 Plan must be approved by a vote of the Board of Directors, including a majority of Independent Directors, cast in person at a meeting called for the purpose of voting on such amendments. The 12b-1 Plan may be terminated at any time as to a Class of a Portfolio by: (a) a majority vote of the Independent Directors, or (b) a Majority Stockholder Vote of such Class.

For the fiscal year ended October 31, 2010, the Portfolios paid the following amounts pursuant to the 12b-1 Plan:

	Fee Paid	Fee Waived*

Money Market Portfolio — Investor Class
Year ended October 31, 2010	$11,420,722	$11,420,722

Money Market Portfolio—Premium Class
Year ended October 31, 2010	$1,225,820	$1,139,848

Money Market Portfolio — Class A
Year ended October 31, 2010	$10,982,312	$10,982,312

Money Market Portfolio — Select Class
Year ended October 31, 2010	$4,777,536	$4,614,388

U.S. Government Portfolio— Investor Class
Year ended October 31, 2010	$3,929,070	$3,929,070

U.S. Government Portfolio — Class A
Year ended October 31, 2010	$4,309,771	$4,309,771

Municipal Portfolio — Investor Class
Year ended October 31, 2010	$2,109,436	$2,109,436

Municipal Portfolio — Class A
Year ended October 31, 2010	$1,567,129	$1,567,129

California Portfolio — Investor Class
Year ended October 31, 2010	$805,752	$805,752

California Portfolio — Class A
Year ended October 31, 2010	$538,229	$538,229

New York Portfolio — Investor Class
Year ended October 31, 2019	$429,536	$429,536

New York Portfolio — Class A
Year ended October 31, 2010	$338,909	$338,909

* The Investment Manager and its affiliates may waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the Portfolio and/or one or more classes of shares of the Portfolio at a certain level as determined by the Investment Manager.

Shareholder Servicing

The Board of Directors of the Company has approved a Shareholder Servicing Plan (“Servicing Plan”) with respect to each Class of each Portfolio pursuant to which the Portfolio may pay banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement (a “Shareholder Servicing Agreement”) with the Company (“Servicing Agents”) in connection with shareholder support services that they provide to each respective Class. Payments under the Servicing Plan will be calculated and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% (0.05% in the case of the Premium Class of the Money Market Portfolio) of the average daily net assets of the respective Class. The shareholder services provided by the Servicing Agents pursuant to the Servicing Plan may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, establishing and maintaining shareholder accounts and records, and providing such other similar services as may be agreed.

The Servicing Plan was approved by the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan continues in effect as long as such continuance is specifically so approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan may be terminated by the Company with respect to a Class by a vote of a majority of such Independent Directors.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of each Portfolio and Class, and TD Ameritrade (the “TD Ameritrade Agreement”), TD Ameritrade has agreed to provide shareholder services to each Portfolio and Class pursuant to the Servicing Plan. The Company may enter into similar agreements with certain service organizations, including broker-dealers and banks whose clients are shareholders of the Company, to act as Servicing Agents and to perform shareholder support services with respect to such clients.

The TD Ameritrade Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the TD Ameritrade Agreement. The TD Ameritrade Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors who have no direct or indirect financial interest in the TD Ameritrade Agreement. Each Portfolio or TD Ameritrade may terminate the TD Ameritrade Agreement on 15 days’ prior written notice without penalty. A majority of the Independent Directors who have no direct or indirect financial interest in the TD Ameritrade Agreement may terminate the TD Ameritrade Agreement any time without penalty. The TD Ameritrade Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The following table shows the dollar amount of shareholder servicing fees earned with respect to the Portfolios under the TD Ameritrade Agreement, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

	Fee Paid	Fee Waived*
Money Market Portfolio— Investor Class
Year ended October 31, 2010	$6,344,815	$5,641,094
Year ended October 31, 2009	$15,776,588	$2,798,410
Year ended October 31, 2008	$23,497,625	$0

Money Market Portfolio — Premium Class
Year ended October 31, 2010	$167,925	$78,456
Year ended October 31, 2009	$364,781	$6,236
Year ended October 31, 2008	$720,033	$0

Money Market Portfolio — Class A
Year ended October 31, 2010	$5,180,342	$4,579,597
Year ended October 31, 2009	$15,776,588	$2,267,504
Year ended October 31, 2008	$16,113,248	$0

Money Market Portfolio — Select Class
Year ended October 31, 2010	$723,887	$485,847
Year ended October 31, 2009	$1,474,951	$131,469
Year ended October 31, 2008	$1,369,989	$0

U.S. Government Portfolio — Investor Class
Year ended October 31, 2010	$2,182,806	$2,072,538
Year ended October 31, 2009	$5,847,757	$3,472,861
Year ended October 31, 2008	$5,487,994	$0

U.S. Government Portfolio – Class A
Year ended October 31, 2010	$2,032,913	$1,940,979
Year ended October 31, 2009	$6,445,781	$3,967,474
Year ended October 31, 2008	$3,822,483	$0

Municipal Portfolio — Investor Class
Year ended October 31, 2010	$1,171,903	$1,094,543
Year ended October 31, 2009	$1,515,900	$390,062
Year ended October 31, 2008	$1,714,162	$0

Municipal Portfolio — Class A
Year ended October 31, 2010	$739,213	$689,031
Year ended October 31, 2009	$961,370	$239,487
Year ended October 31, 2008	$571,729	$0

California Portfolio — Investor Class
Year ended October 31, 2010	$447,638	$446,875
Year ended October 31, 2009	$570,274	$346,010
Year ended October 31, 2008	$702,506	$0

California Portfolio — Class A
Year ended October 31, 2010	$253,882	$253,443
Year ended October 31, 2009	$290,889	$182,736
Year ended October 31, 2008	$271,251	$0

New York Portfolio — Investor Class
Year ended October 31, 2010	$238,630	$235,302
Year ended October 31, 2009	$290,508	$178,460
Year ended October 31, 2008	$363,556	0

New York Portfolio — Class A
Year ended October 31, 2010	$159,863	$157,712
Year ended October 31, 2009	$175,031	$106,366
Year ended October 31, 2008	$182,479	$0

*The Investment Manager and its affiliates may waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the Portfolio and/or one or more classes of shares of the Portfolio at a certain level as determined by the Investment Manager.

Conflict of interest restrictions may apply to the receipt by Servicing Agents of compensation from the Company in connection with the investment of fiduciary assets in Company shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers are urged to consult their legal advisers before investing such assets in Company shares.

TDAM, TD Ameritrade and TD Clearing entered into a Sweep Fund Agreement, pursuant to which TD Ameritrade agreed to continue to make available the Investor Class and Class A of the Portfolios to eligible brokerage customers of TD Ameritrade and perform certain shareholder and marketing support services for the Portfolios, and TD Clearing agreed to continue to provide transfer agency services, in each case in respect of TD Ameritrade clients. The Portfolios will pay TD Ameritrade through its clearing affiliate TD Clearing for its marketing support services under the Rule 12b-1 distribution plan. The Portfolios separately pay TD Ameritrade under the shareholder servicing plan for shareholder services, and TD Clearing for its transfer agency services. In addition, TDAM or an affiliate may from time to time pay additional amounts to TD Ameritrade as compensation for its distribution activities in respect of the Portfolios.

Transfer Agent and Custodian

TD Clearing, 100 North Ameritrade Place, Bellevue, NE 68005, an affiliate of the Investment Manager, serves as transfer and dividend disbursing agent (the “Transfer Agent”) for each Portfolio. For the services provided under the Transfer Agency Agreement, which include furnishing periodic and year-end shareholder statements and confirmations of purchases and sales, reporting share ownership, aggregating, processing and recording purchases and redemptions of shares, processing dividend and distribution payments, forwarding shareholder communications, such as proxies, shareholder reports, dividend notices and prospectuses to beneficial owners, receiving, tabulating  and transmitting proxies executed by beneficial owners and sending year-end tax reporting to shareholders and the Internal Revenue Service, the Transfer Agent is entitled to receive an annual fee, payable monthly, of 0.10% of the average daily net assets of the Investor Class of each Portfolio, Class A of each Portfolio and the Select Class of the Money Market Portfolio and 0.05% of the average daily net assets of the Premium Class of the Money Market Portfolio.

The Transfer Agent is permitted, with prior written consent of the Company or a Portfolio, to delegate some or all of its obligations under the Transfer Agency Agreement to one or more third parties that, after reasonable inquiry, the Transfer Agent deems to be competent to assume such obligation. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Portfolios or Classes to the Transfer Agent.

Pursuant to a Custodian Agreement, The BNY Mellon (the “Custodian”), One Wall Street, New York, NY 10286, acts as the custodian of each Portfolio’s assets. The Custodian, among other things, maintains a custody account or accounts in the name of each Portfolio, receives and delivers all assets for the Portfolio upon purchase and upon sale or maturity, collects all income and other payments and distributions with respect to the assets of the Portfolio, and pays expenses of the Portfolio.

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Although the Company generally does not invest in voting securities, the Board of Directors of the Company has delegated proxy voting responsibility to the Investment Manager and approved the Investment Manager’s proxy voting policies and procedures (the “Proxy Voting Policy”). The Investment Manager may delegate responsibility for performing certain proxy voting activities to service providers (as discussed below). In all such cases, however, the Investment Manager shall retain the final authority over all proxy voting and the fiduciary duties with respect to such voting and the right to make all final decisions.

For the most recent 12-month period ended June 30, the Company and the Investment Manager acting on behalf of the Company, have not voted any proxies.

The objective of the Proxy Voting Policy is to ensure that proxies are voted in the best interests of each Portfolio. Pursuant to the Proxy Voting Policy, voting decisions are made based on the particular facts and circumstances of each matter. The guidelines discussed below are not intended to be inflexible or all encompassing and may not be applied if their application would not be in the best interests of a Portfolio. The Investment Manager will abstain from voting shares of issuers affiliated with the Investment Manager and may abstain from voting from time to time where it determines that to do so is in the best interests of a Portfolio (i.e . where adequate notice is not provided or where the estimated costs associated with voting on a particular matter outweighs the expected benefits).

The Proxy Voting Policy provides the following list of general principles (“General Principles”) relating to corporate governance to be generally considered when determining how to vote on a particular matter: (a) corporate management must be accountable to the board of directors. The board of directors is responsible for supervising management. The board of directors reports to shareholders. The board of directors should reinforce these concepts in making its appointments and by appropriately defining the separate roles of board members and management; (b) ownership rights should not be subordinated. Minority shareholders should not be treated differently from controlling shareholders. All shareholders should be treated equally and all shares should have equal voting rights based upon the principle of “one share, one vote”; (c) all shareholders have a right to receive proper notice of corporate actions and to vote on issues that have a material impact upon their investments; and (d) the proxy vote is an important asset of a shareholder. Ownership and voting rights should be used to support ethical conduct but not any particular external, social or political agenda at the expense of long-term returns. Fiduciaries are obliged to exercise their ownership rights in order to optimize the long-term value of their investments.

In general, the Investment Manager supports management on the following issues that are generally treated as routine matters: approval of the corporation’s independent registered public accounting firm; standard compensation plans; standard changes in capital or corporate structure; and other standard matters which do not raise issues of principle with respect to corporate governance.

The table on the following pages shows the list of issues, contained in the Proxy Voting Policy, which are grouped into six major categories and are to be used as general guidelines for analysis in reaching an appropriate decision on how to vote in respect of a particular matter. Issues not specifically covered are resolved by the application of the General Principles to the guidelines and/or upon the advice of the proxy voting committee (as defined below) and such appropriately qualified, Proxy Consultants the Investment Manager may engage. The Investment Manager has retained Institutional Shareholder Services (“ISS”) to vote proxies in accordance with this Proxy Voting Policy.

1. GOVERNANCE

Board of Directors, Majority Independent
If the majority of nominees are not independent (e.g., do not have a direct relationship, other than a non-majority shareholders’ relationship, with the Corporation), the Investment Manager generally opposes the entire slate of nominees or, if possible, selectively opposes directors who are not independent.

Green Mail	Oppose entire slate of nominees, or specific nominees, if possible, who previously authorized Green Mail.

Excessive Compensation (“Golden Parachutes”)	Typically, the Investment Manager recommends opposing Boards or specific nominees, if possible, who previously authorized Golden Parachutes or other excessive compensation/severance.

Management Entrenchment	Boards or specific nominees, where applicable, should be opposed if they are found to have adopted an excessive number of defensive measures designed to entrench management.

Appointment of Interim Directors
Resolutions which would allow directors to appoint interim directors between annual meetings in order to replace those who resign or are otherwise removed between such meetings should typically be supported. Resolutions which would permit the appointment of interim directors for any other purpose should generally be opposed.

Attendance of Directors
If possible to withhold or oppose individual nominees, nominees who have attended less than 75% of Board meetings or less than 75% of applicable Board Committee meetings for two consecutive years should generally be opposed.

Resolution Implementation
The Investment Manager prefers opposing the slate of nominees or specific nominees, where possible, if they failed to implement the resolution of a shareholder, which received a favorable vote from the majority of shareholders.

Separation of Chairman and CEO
Separating the positions of Chairman and CEO is preferred except where the Board has a strong Corporate Governance Committee, comprised solely of independent directors or where the Board has an independent lead director (a non-management, independent board member who leads the independent board members and acts as a chair of board meetings where management is not present). Note: If selective opposition is available, oppose the nominee who is both Chairman and CEO. If selective opposition is not available, do not oppose the entire Board.

Size of Board	A Board with a maximum of 16 members is preferred, but priority is given to a competent Board comprised of a majority of independent directors.

Auditors	The Investment Manager prefers an audit committee comprised solely of independent directors. Auditors are generally expected to be reputable with routine rotation.

Classified Board
The annual election of directors is generally supported. Staggered/classified boards are typically opposed. If a staggered/classified board has been approved by shareholders, generally support those directors in conformity with the other guidelines.

Cumulative Voting	Cumulative voting, which allows all votes to be cast for a single candidate or for any two or more of them, should generally be opposed.

Liability and Indemnification	Generally, support proposals to limit directors’ liability and provide indemnification.

Continuance/Exporting Jurisdictions
Resolutions approving the continuance or export of a corporation into another jurisdiction are generally supported when management can demonstrate sound financial or business reasons for the move and opposed when they appear to be part of an anti-takeover defense or solely to limit directors’ liability. Consideration should be given to the effect on shareholders’ rights resulting from the change in jurisdiction.

Supermajority	The Investment Manager will generally oppose resolutions where management seeks to increase the number of votes required on an issue above the level provided for in local law.

Linked Proposals
Proposals which seek to link two elements (e.g., fair price and super majority or governance issue and dividend/right) should generally be opposed except where the two issues being linked are both beneficial to shareholders.

2. REORGANIZATIONS, MERGERS AND ANTI-TAKEOVER DEFENSES

Mergers
A merger is generally defined as the combining of two or more entities into one through a purchase, acquisition, amalgamation or a pooling of interests. In each case, consideration will be exchanged in the transaction. In some cases, a shareholder will be offered a choice of the type of consideration he/she wishes to receive (i.e., stock, cash or a combination of the two). Where shareholders are offered a choice of consideration, it would be rare for the voting decision to make reference to the type of consideration desired. Generally speaking, the voting decision involves voting for or against the merger. In general, the Investment Manager will vote in the following manner: (a) for mergers where there is only one type of consideration offered, the Investment Manager will support the merger if the Company’s board of directors supports the merger and if it appears the board is acting in the best interest of shareholders; (b) for mergers where the shareholder is offered a choice of consideration, the Investment Manager will support the merger and, if required, elect the consideration that maximizes value, after consultation with the appropriate business unit.

Fair Price Proposals
Generally support proposals which require a bidder to pay every shareholder a fair price for their shares providing: (a) they apply only to two-tier offers; (b) fair price is highest price paid at the time of voting decision; (c) the fair price is not linked to any anti-takeover provisions, provisions restricting shareholder’s rights, or any supermajority amendments; (d) fair price provisions are not applicable if tender offer has been approved by target’s board; and (e) fair price test is two-thirds of outstanding shares voted in favor of “fair price.”

Crown Jewels
Crown Jewel Defenses (when a company sells its most valuable assets to a friendly third party in order to frustrate a take-over attempt) are generally opposed. All takeover offers must nonetheless be analyzed on a case-by-case basis in order to assess the best interests of the shareholders.

Leveraged Buyouts
Generally support leveraged buyouts by management when it appears management has pursued the best interests of shareholders to seek maximum value. Relevant factors in determining whether management has pursued the best interests of shareholders include: (a) whether other bidders were allowed to make competing bids; (b) whether management used a “lock-up” device to prevent fairness in the bidding process; (c) whether management with control will match or exceed competing offers; and (d) whether a fairness opinion was issued and under what conditions.

Lock-ups
Lock-up agreements (e.g., in the context of a take-over bid, an arrangement which prevents competing bids for the offeree corporation’s shares) or similar arrangements must be closely scrutinized and should generally be opposed.

Green Mail
Payments from corporate funds of a premium price to selected shareholders without all shareholders being allowed to participate should be opposed. Proposals to prevent such payments of Green Mail should be supported.

Poison Pills (Shareholder Rights Plans)
Proposals to adopt Poison Pills must be closely scrutinized to ensure they are not intended to entrench management or unduly hinder a takeover offer. Where a Poison Pill appears to entrench management or hinder further offers, the Investment Manager will generally oppose a resolution adopting it. Poison Pills implemented through a plan that meets the following set of allowable criteria will usually be supported by the Investment Manager: (a) the acquiring person must acquire at least 20% of the outstanding shares before a Poison Pill can be triggered; the acquiring person should exclude employee benefit plans, institutional money managers and should exclude or grandfather existing ownership positions; (b) the bid should remain open for a minimum of 45 days and a maximum of 90 days; (c) the plan should contain a sunset clause; reconfirmation by shareholders must occur after no more than five years, preferably three; (d) a board of directors should be required to consider all bids that meet the requirements of permitted bids. The Board should not have the ability to disregard a bid; (e) the plan should not exclude partial bids as long as the partial bid means that the acquirer will own at least 50% of the outstanding voting shares; and (f) the plan should generally contain an exemption for lock-up agreements.

3. STOCK AND COMPENSATION PLANS

Option Dilution
The Investment Manager believes that the dilution caused by the excessive issuance of stock options is not in the best interests of Clients. Generally stock option plans should be opposed if dilution exceeds greater of 10% or 2% per annum over life of options. Exceptions may occur in highly competitive labor markets. Note that potential dilution is assessed with reference to all of a company’s existing and proposed stock option plans.

Option under Market
The Investment Manager generally opposes the grant of options or the implementation of stock option plans where the exercise price is less than 100% of the fair market value at the date of grant. The Investment Manager may support grants or plans with pre-determined formulas for determining exercise prices based on a weighted average trading price or an average of daily high and low trading prices for a short period of time prior to the time of the grant, provided there are no discounts.

Omnibus Plan
The Investment Manager prefers option plans that include a shareholder- approved, results driven formula. The Investment Manager will generally oppose omnibus plans that include 3 or more types of awards in one plan where the grant or exercise of awards is not linked to performance.

Director Compensation	Generally, resolutions approving bonuses/options should be opposed where there is a change of control.

Option Price Change
The Investment Manager generally opposes share option plans which allow directors or management to lower the exercise price of existing options or resolutions which seek to reduce the exercise price of outstanding options. Proposals to cancel and reissue options which appear to be an attempt to otherwise lower the exercise price of options should also generally be opposed.

Extension of Option Exercise Periods	The Investment Manager opposes proposals to extend the exercise period for existing options.

Employee Loans
Generally vote against proposals permitting a corporation to make loans to employees to buy stock/options with a note or loan from that corporation, unless lending is considered a regular part of the granting corporation’s business.

Pay for Performance	Incentive compensation plans, including restricted stock grants or options which are not related to corporate and/or individual performance, should generally be opposed.

Employee Stock Purchase Plans
The Investment Manager believes that employee stock purchase plans are desirable because they can lead to greater alignment of interests and commitment from employees. The Investment Manager will typically approve employee stock purchase plans where: (a) shares available under the plan are purchased on the open market; (b) the voting power of shares available under the plan does not exceed 10% of the aggregate outstanding voting power of shares. Employee stock purchase plans with any of the following characteristics should generally be opposed: (a) a corporate loan is required to enable the purchase of shares, unless lending is considered a regular part of the granting corporation’s business; (b) shares available under the plan are being issued from treasury and may be purchased by employees for less than fair market value; or (c) the voting power of shares available under the plan dilutes aggregate voting power by greater than 10%.

Compensation for Outside Directors
In most cases the Investment Manager supports approving automatic granting of (unrestricted) stock as part of outside directors’ compensation in lieu of cash. The granting of options as part of outside directors’ compensation should be closely scrutinized. Generally oppose a grant of options to outside directors if there is no shareholder-approved formula or a capping of the options, or options granted on a change of control of the corporation or if issued from treasury.

Golden Parachutes
Proposals involving excessive compensation, including excessive golden parachutes for officers, employees or directors, which are contingent upon the merger/acquisition of the corporation with a resulting change in control, should generally be opposed. Support should be given to shareholder proposals seeking shareholder ratification of golden parachutes.

Option / Compensation Plans	The Investment Manager normally opposes option/compensation plans when full plan text is not included in the circular.

Amendments to Plans
Proposed amendments to existing stock option, share purchase or other compensation plans require only a review of the particular amendments, not the entire plan. The restatement or renewal of such a plan is akin to the adoption of a new plan; therefore, all aspects of the plan must be reviewed.

4. CAPITALIZATION

Dual Class
The creation of any new class of shares with voting rights unequal to other series in the class of shares or unequal to those of another class of shares creates concerns regarding management entrenchment and violates the principle of “one share, one vote.” The Investment Manager will normally oppose the creation or issuance of dual class voting stock.

Share Authorization
The Investment Manager supports proposals for the authorization of additional common shares, provided the amount requested is necessary for sound business reasons. Proposals which seek a 100% or more increase in authorized shares when management does not demonstrate a specific need should be closely scrutinized and opposed if not in the best interest of the Portfolio. In carefully scrutinizing such proposals, consideration should be given to factors, such as the size of the company, the nature of its industry, the number of authorized shares remaining available for issuance, and any anti-takeover effects.

Blank Cheque Preferreds	The Investment Manager generally opposes the authorization or increase of blank cheque preferred shares.

Private Placements
Ordinarily support resolutions authorizing the corporation to issue over 25% of the issued and outstanding shares by way of private placements if the following criteria are met: (a) the subscription price for any securities issued must be set at market price; and (b) management has provided sound business reasons.

Tracking Stocks
Proposals to create tracking stock will be determined on a case-by-case basis. Consideration shall be given to the following factors in addition to any other relevant factors: (a) corporate governance changes — whether management bundling the proposal with other changes that are negative; (b) method of distribution — whether it is by stock dividend or IPO; (c) dilution of voting rights; (d) whether management has provided sound business reasons; and (e) whether management has evaluated other alternatives, such as a spin-off.

5. SHAREHOLDER PROPOSALS

Shareholder Proposals Generally
As a general policy, where a proposal seeks to alter or constrict the responsibility of directors to supervise management, or to mandate considerations which the directors or management must take into account in making business decisions, the Investment Manager will oppose the proposal unless management is in favour of it.

Shareholder Proposal Regarding Voting Procedures	The merits of proposals to change voting procedures (i.e. confidentiality) must be considered on a case by case basis.

Shareholder Proposals Regarding the Expensing of Stock Options
Shareholder proposals recommending a policy of expensing the cost of all future stock option grants on the company’s income statement are generally supported by the Investment Manager, unless management discloses the cost of option grants in notes to the financial statements and provides sound reasons for not expensing stock options.

Shareholder Proposals Regarding Environmental, Social or Ethical Issues
The Investment Manager is of the view that directors and management of a company are in a good position to consider whether the environmental, social or ethical issues raised in a proposal present material risks, liabilities and/or opportunities in the context of the company’s business. If after considering all relevant factors, TDAM concludes that adopting a proposal will produce a net financial benefit for its clients, the Investment Manager will support the proposal.

6. OTHER ISSUES

Conflicts of Interest	Abstain from voting of shares of The Toronto-Dominion Bank, or related issuers (see above).

Other Business
The issue of voting on proposals relating to other business involves a balancing of two competing concerns. First, is the right of all shareholders to receive notice and disclosure of all matters brought before the meeting, and second, is the ability of companies to conduct efficient meetings and to deal with non-substantive issues that may arise. Since it is impossible to evaluate issues that may arise at the shareholders meeting, the Investment Manager recommends abstaining, where possible, on proposals relating to other business.

To ensure that the Investment Manager resolves all material conflicts of interest between the Portfolio and the Investment Manager and its affiliates and/or individuals making proxy voting decisions, the Proxy Voting Policy requires that all voting decisions are made by individuals who are insulated from the business conducted by the Investment Manager and its affiliates, properly trained to identify conflicts of interests and properly instructed on appropriate action in the event a conflict of interest is identified. The Investment Manager has employed the services of ISS to provide voting recommendations and to vote routine proxies generally in accordance with the Proxy Voting Policy. A proxy voting committee, composed of employees of or persons providing services to, the Investment Manager (the “Committee”) will oversee the actions of ISS and the proxy voting process generally. In the event ISS identifies a conflict of interest or is unable to furnish a reasonable recommendation based on the Proxy Voting Policy (an “Exception”), the chairman of the Committee will review the matter using such information as he deems appropriate. In certain circumstances, including an Exception, the chairman of the Committee shall refer matters to the Committee for consideration. The Committee will review the matter and determine what action is appropriate under the circumstances and in furtherance of the foregoing may consult another outside service provider for advice.

Other Expenses

Each Portfolio pays the expenses of its operations, including the costs of shareholder and Board meetings, the fees and expenses of blue sky and pricing services, independent registered public accounting firm, counsel, the Custodian and the Transfer Agent, reports and notices to shareholders, the costs of calculating net asset value, brokerage commissions or transaction costs, taxes, interest, insurance premiums, Investment Company Institute dues and the fees and expenses of qualifying the Portfolio and its shares for distribution under federal and state securities laws. In addition, each Portfolio pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Independent Directors. Each Portfolio is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Company may be a party, and any obligation it may have to indemnify the Company’s officers and Directors with respect to any litigation. The Company’s expenses generally are allocated among the Portfolios or Classes, as applicable, on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Portfolio or Class are charged to that Portfolio or Class.

Codes of Ethics

The Company has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act with respect to certain of its personnel. The Investment Manager and the Distributor has adopted a code of ethics pursuant to Rule 204A-1 under the Investment Advisers Act of 1940 with respect to certain of its personnel. These codes are designed to protect the interests of Portfolio shareholders. While each code contains provisions reasonably necessary to prevent personnel subject to the code from engaging in unlawful conduct, it does not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Portfolios, so long as such investments are made pursuant to the code’s requirements. Each code is on file with the SEC and is available through the SEC’s EDGAR system.

DIVIDENDS AND TAXES

Dividends

On each day that the net asset value (“NAV”) of a Portfolio is determined, such Portfolio’s net investment income will be declared at 4:00 p.m. (Eastern Time) as a daily dividend to shareholders of record. Dividends begin to accrue on the business day that an order or payment are received by a Portfolio.

Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a Portfolio consists of accrued interest income plus market discount minus amortized bond premium and accrued expenses. Expenses of each Portfolio are accrued each day.

Because each Portfolio’s income is entirely derived from interest or gains from the sale of debt instruments, dividends from a Portfolio will not qualify for the dividends received deduction available to corporate shareholders. In addition, dividends from the Portfolios will not qualify for the 15% maximum tax rate applicable to certain dividends paid to non-corporate taxpayers.

Distributions of income realized with respect to market discount will be made, at least annually, as determined by the Board of Directors, to maintain each Portfolio’s NAV at $1.00 per share.

Dividends paid by a Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

Capital Gain Distributions

If a Portfolio realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Board of Directors, to maintain its NAV at $1.00 per share. Short-term capital gain distributions by a Portfolio generally are taxable to shareholders as ordinary income, not as capital gain. Any realized capital loss to the extent not offset by realized capital gain will be carried forward. Distributions of net capital gains, if any, reported as capital gain dividends are taxable as long-term capital gains (currently at the maximum rate of 15% for individuals and other non-corporate shareholders for taxable years beginning on or before December 31, 2012), regardless of how long the shareholder has held the Portfolio’s shares, and are not eligible for the dividends-received deduction. It is not anticipated that a Portfolio will realize any long-term capital gain (i.e., gain from the sale of securities held for more than one year) and, therefore, does not expect to have any net capital gains, but if it does so, such gain will be distributed annually.

Tax Status of the Portfolios

Each Portfolio is treated as a separate entity from the other investment portfolios of the Company for federal income tax purposes. Each Portfolio intends to continue to meet the requirements of the Code applicable to regulated investment companies and to timely distribute all of its investment company taxable income (as defined below), net tax-exempt income and net capital gain, if any, to shareholders. Accordingly, it is not anticipated that any Portfolio will be liable for federal income or excise taxes. Qualification as a regulated investment company does not involve governmental supervision of management or investment practices or policies.

To qualify as a regulated investment company, each Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Portfolio must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on a Portfolio to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98.2% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. The Portfolios anticipate that they will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and other non-corporate shareholders for taxable years beginning on or before December 31, 2012 and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

State and Local Tax Issues. Shareholders are urged to consult with their tax advisers as to whether any dividends paid by the U.S. Government Portfolio are exempt from state and local taxation. The exemption from state and local income taxation does not preclude states from assessing other taxes with respect to the ownership of U.S. government securities whether such securities are held directly or through the Company.

Federal Income Tax Issues — Municipal Portfolio, California Portfolio and New York Portfolio. Distributions from the Municipal Portfolio, the California Portfolio and the New York Portfolio will constitute exempt-interest dividends to the extent of the Portfolio’s tax-exempt interest income (net of expenses and amortized bond premium), if any. Exempt-interest dividends distributed to shareholders of the Municipal Portfolio, the California Portfolio and the New York Portfolio are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to AMT in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by each Portfolio of any investment company taxable income (which includes any short-term capital gains and market discount) will be taxable to shareholders as ordinary income. Dividend distributions resulting from the ordinary income treatment of gain from the sale of bonds purchased with market discount are not considered income for purposes of the Municipal Portfolio’s investment policy of generating at least 80% of its income that is free from federal income tax.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Portfolio, California Portfolio or New York Portfolio will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of these Portfolios and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by the Municipal Portfolio, California Portfolio or New York Portfolio that represents income derived from certain revenue or private activity bonds held by such Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Under the American Recovery and Reinvestment Act of 2009, tax-exempt interest on private activity bonds issued in 2009 or 2010 is not an item of tax preference for purposes of the AMT, and interest on tax-exempt bonds issued in 2009 and 2010 is not included in corporate adjusted current earnings. Moreover, some or all of the exempt-interest dividends distributed by the Municipal Portfolio, California Portfolio or New York Portfolio may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from such Portfolios may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Each Portfolio purchases municipal obligations based on opinions of bond counsel regarding the federal income tax status of the obligations. These opinions generally will be based on covenants by the issuers regarding continuing compliance with federal tax requirements. If the issuer of an obligation fails to comply with its covenant at any time, interest on the obligation could become subject to federal taxation, either prospectively or retroactively to the date the obligation was issued.

California Income Tax Issues — California Portfolio. California personal income tax law provides that exempt-interest dividends paid by a regulated investment company from interest on obligations the interest on which is exempt from California personal income tax and designated by the California Portfolio as exempt-interest dividends (in a written notice mailed to the California Portfolio’s shareholders not later than 60 days after the close of the California Portfolio’s taxable year) are exempt from California personal income tax. For the California Portfolio to qualify to pay exempt-interest dividends under California law, at least 50% of the value of its assets must consist of such obligations at the close of each quarter of its fiscal year. For purposes of California personal income taxation, distributions to individual shareholders derived from interest on other types of obligations or from capital gains will be subject to California personal income tax. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase or carrying of shares of the Portfolio will not be deductible for California personal income tax purposes.

Dividends and distributions from the Portfolio are not exempt from California state corporate income tax or franchise tax.

New York Income Tax Issues — New York Portfolio. Individual shareholders of the New York Portfolio resident in New York state will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the state of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes. Other distributions from the New York Portfolio, including those related to market discount and capital gains, generally will not be exempt from state or city income tax. Distributions from the New York Portfolio will be included in net income, and shares of the New York Portfolio will be included in investment capital in determining state franchise or city general corporation taxes for corporate shareholders. Shares of the New York Portfolio will not be subject to any state or city property tax. Shareholders of the New York Portfolio should consult their advisers about other state and local tax consequences of their investments in the Portfolio.

Other Tax Information

Each of the Portfolios may invest in obligations, such as zero coupon bonds, issued with original issue discount (“OID”) for federal income tax purposes. Accrued OID constitutes income subject to the distribution requirements applicable to regulated investment companies, although such income may not be represented by receipt of any cash payment. Accordingly, it may be necessary for a Portfolio to dispose of other assets in order to satisfy such distribution requirements.

As of October 31, 2010, the Money Market Portfolio had capital loss carryforwards of $63,730.  For Federal Income tax purposes, capital loss carryforwards generally may be carried forward and applied against future capital gains.  The Portfolio’s capital loss carryforwards will expire October 31, 2018.

As of October 31, 2010, the California Portfolio had capital loss carryforwards of $7,257. For federal income tax purposes, capital loss carryforwards generally may be carried forward and applied against future capital gains. The Portfolio’s capital loss carryforwards of $7,176 will expire October 31, 2016 and $81 will expire October 31, 2018.

As of October 31, 2010, the New York Portfolio had capital loss carryforwards of $148.  For federal income tax purposes, capital loss carryforwards generally may be carried forward and applied against future capital gains. The Portfolio’s capital loss carryforwards will expire October 31, 2018.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Portfolio, disposes of those shares and then within 90 days and prior to January 31 of the following calendar year acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. The Transfer Agent will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (where applicable) for the prior year.

Each Portfolio is currently required by law to withhold 28% (“back-up withholding”) of certain taxable dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and, in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account and generally may be claimed as a credit or a refund on such shareholder’s federal income tax return. You should consult your own tax adviser regarding the withholding requirement.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax. If a Portfolio holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Portfolio’s taxable year, and the Portfolio satisfies the minimum distribution requirement, the Portfolio may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Portfolio for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If the Portfolio were to make an election, a shareholder of the Portfolio would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

In general, United States federal withholding tax will not apply to any gain or income realized by a foreign shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Portfolio.

The information above, together with the information set forth in the Prospectus and this SAI, is only a summary of some of the federal income tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of each Portfolio or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Company distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a Portfolio is suitable to their particular tax situation.

Foreign shareholders should consult their tax advisers regarding foreign tax consequences applicable to their purchase of Company shares.

Independent Registered Public Accounting Firm

The Company’s independent registered public accounting firm, Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, audits and reports on the Company’s annual financial statements, reviews certain regulatory reports, prepares the Company’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Company. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

SHARE PRICE CALCULATION

The Portfolios are open for business on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open (a “Portfolio Business Day”). In addition, the Portfolios may elect, in their discretion, if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday. Currently, the NYSE is closed on weekends and certain holidays. A Portfolio may close early on any Portfolio Business Day on which the Securities Industry and Financial Markets Association recommends that bond markets close early. In addition, Portfolio shares cannot be purchased by Federal Reserve wire on federal holidays on which wire transfers are restricted.

The price of a Portfolio share on any given day is its NAV. Each Portfolio calculates its NAV per share each Portfolio Business Day as of 4:00 p.m. (Eastern Time). Each Portfolio’s shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment is received by the Portfolio in the manner described in the Prospectus under “How to Buy and Sell Shares.”

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern Time).

Each Portfolio values its portfolio instruments at amortized cost, which means that they are valued at their acquisition cost, as adjusted for amortization of premium or accretion of discount, rather than at current market value. The amortized cost value of an instrument may be higher or lower than the price each Portfolio would receive if it sold the instrument.

Valuing a Portfolio’s instruments on the basis of amortized cost and use of the term “money market fund” are permitted by Rule 2a-7.

Each Portfolio must adhere to certain conditions under Rule 2a-7. The Board of Directors of the Company oversees the Investment Manager’s adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each Portfolio’s NAV per share at $1.00. At such intervals as they deem appropriate, the Board of Directors considers the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. Market valuations are obtained by using actual quotations provided by market makers, estimates of current market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices of the instruments. If a deviation were to occur between the NAV per share calculated by reference to market values and a Portfolio’s NAV per share, which the Board of Directors of the Company believed may result in material dilution or other unfair results to shareholders, the Directors have agreed promptly to consider what corrective action they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio securities prior to maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; suspending redemptions and payment of redemption proceeds, provided the Board has irrevocably approved the liquidation of the Portfolio; and such other measures as the Board may deem appropriate.

 During periods of declining interest rates, each Portfolio’s yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder of any Portfolio would be able to retain a somewhat higher yield than would result if each Portfolio utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

For additional information regarding purchasing and selling shares of the Portfolios, see “How to Buy and Sell Shares” in the Prospectus.

Shares of each Portfolio are sold on a continuous basis by Financial Intermediaries that have entered into selling agreements with the Distributor.

The Investor Class and Class A of each Portfolio and the Select Class of the Money Market Portfolio do not currently impose a minimum for initial or subsequent investments. However, minimum requirements may be imposed or changed at any time. For the Premium Class shares of the Money Market Portfolio, there is a $100,000 minimum for initial purchases ($15,000 for retirement accounts and $25,000 for TD Ameritrade clients with brokerage account balances of at least $100,000) and a $5,000 minimum for subsequent purchases ($2,000 for retirement accounts) of shares. The Premium Class of the Money Market Portfolio has a minimum balance requirement of $20,000 ($15,000 for retirement accounts) for each shareholder account. The Money Market Portfolio may waive these requirements at any time in its discretion. In addition, the Transfer Agent may charge a $5.00 fee for redemptions of less than $5,000 worth of shares of the Premium Class shares of the Money Market Portfolio. If applicable, each Portfolio may waive minimum investment requirements, if any, for purchases by directors, officers or employees of the Company, TD Ameritrade or any of its subsidiaries.

Sweep accounts may be subject to minimum purchase and minimum balance requirements established by the Financial Intermediary through which you purchase shares. In addition, Portfolio shares may be subject to redemption should the brokerage account in which they are held be closed or if your account fails to meet requirements established by your Financial Intermediary with respect to eligibility for sweep arrangements, including requirements relating to minimum account balances.

To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Portfolio’s NAV may be affected on days when investors do not have access to the Company to purchase or redeem shares. In addition, trading in some of a Portfolio’s securities may not occur on days when the Portfolio is open for business.

If the Board of Directors determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Portfolio’s NAV. With respect to redemptions in amounts greater than the lesser of $1,000,000 or 1% of Portfolio net assets, the redemption amount above such threshold will generally be paid by a distribution in-kind of portfolio securities. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in-kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash.  A redemption in-kind of the Portfolio’s securities could result in less diversified investments for the Portfolio and could affect adversely the Portfolios’ liquidity.

The Company may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.

SHAREHOLDER INFORMATION

Each Portfolio issues shares of common stock in the Company. The Board of Directors may increase the number of authorized shares or create additional series or classes of Company or Portfolio shares without shareholder approval. Shares are fully paid and non-assessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Shares of the Company have equal rights with respect to voting, except that the holders of shares of a Portfolio or Class will have the exclusive right to vote on matters affecting only the rights of the holders of that Portfolio or Class. For example, shareholders of a Portfolio will have the exclusive right to vote on any investment management agreement or investment restriction that relates only to that Portfolio, and shareholders of a Class will have the exclusive right to vote on any 12b-1 Plan related only to that Class. Shareholders of the Portfolios of the Company do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding shares of the Company voting together for the election of Directors may elect all of the members of the Board of Directors. In such event, the remaining holders cannot elect any members of the Board of Directors.

The Board of Directors may authorize the issuance of additional shares, and may, from time to time, classify or reclassify issued or any unissued shares to create one or more new classes or series in addition to those already authorized by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of issued shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.

The Articles of Incorporation currently permit the Directors to issue the following number of full and fractional shares, par value $.0001: 29 billion shares of the Money Market Portfolio with 12 billion shares designated to the Investor Class, 2 billion shares designated to the Premium Class, 10 billion shares designated to Class A, and 5 billion shares designated to the Select Class; 14 billion shares of the U.S. Government Portfolio with 8 billion shares designated to the Investor Class and 6 billion shares designated to Class A; 10 billion shares of the Municipal Portfolio with 5 billion shares designated to each of the Investor Class and Class A; 8 billion shares of the California Portfolio with 6 billion shares designated to the Investor Class and 2 billion shares designated to Class A; and 4 billion shares of the New York Portfolio with 2 billion shares designated to each of the Investor Class and Class A. Each share of an investment Class is entitled to participate pro rata in the dividends and distributions from that Class.

The Company will not normally hold annual shareholders’ meetings. Under Maryland law and the Company’s By-laws, an annual meeting is not required to be held in any year in which the election of Directors is not required to be acted upon under the Investment Company Act. The Company’s By-Laws provide that special meetings of shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of capital stock of the Company entitled to be voted at such meeting to the extent permitted by Maryland law.

Each Director serves until the next election of Directors and until the election and qualification of his successor or until such Director sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Company. In accordance with the Investment Company Act (i) the Company will hold a shareholder meeting for the election of Directors at such time as less than a majority of the Directors have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the Directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Share Ownership

The following table lists the persons who owned of record or beneficially 5% or more of the Portfolio’s/Class’s outstanding shares as of January 31, 2011.

Portfolio/Class	Shares	% of Class

TDAM New York Municipal Portfolio - Investor Class

Susan Rosenberg	11,827,617.59	8.45%
P.O. Box 11046 Albany, NY 12211

TDAM New York Municipal Portfolio - Class A

Trust Under Agreement Celia R. Clark TR	6,564,070.55	10.88%
570 Lexington Avenue New York, NY 10022

ANNEX A — RATINGS OF INVESTMENTS

STANDARD AND POOR’S, MOODY’S INVESTORS SERVICE, FITCH, AND DBRS RATINGS

Commercial paper rated by Standard & Poor’s (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service (“Moody’s”). Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1, -2 or -3.

When Fitch assigns ratings, the agency considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue’s relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer’s financial strength and credit quality. In the case of a structured financing, the quality of its underlying assets and the integrity of its legal structure are considered. In the case of banks, for which sector there is a history of rescue by sovereign “lenders of last resort” or by major shareholders, the potential strength of any such support is also taken into account in the ratings. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated F-1, F-2 or F-3.

DBRS fundamentally defines its credit ratings as forward-looking measures that assess an issuer’s ability and willingness to make timely payments of principal and interest. Any credit rating is never static, as the economic and competitive environment in which many companies operate is constantly changing. DBRS ratings for cyclical companies address credit risk through the cycle and do not contemplate rating changes as business cycles move, unless these moves result in a fundamental weakening of the credit. As such, DBRS accounts for risk through the business cycle by allowing a degree of variability in relative creditworthiness within each rating category. This allows credit quality to fluctuate within the bounds of the rating, without requiring an upgrade or downgrade. Credit ratings are not buy, hold, or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations. Furthermore, DBRS and its analysts have no involvement in the pricing or trading of rated securities. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated R-1, R-2, R-3, R-4 or R-5.

MUNICIPAL NOTES

A S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes.  Notes due in 3 years or less will likely receive a note rating.  Notes with an original maturity of more than 3 years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations: amortized schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.  Note rating symbols are as follows:

SP-1  Strong capacity to pay principal and interest.   An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay and interest.

Ratings of Moody’s for state and municipal notes and other short-term loans will be designated Moody’s Investment Grade (“MIG”). This distinction is in recognition of the differences between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR’S BOND RATINGS

AAA. An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

MOODY’S INVESTORS SERVICE BOND RATINGS

Aaa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

FITCH BOND RATINGS

AAA. Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

 AA. Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

DBRS BOND RATINGS

AAA. Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a AAA rating.

AA. Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A. Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB. Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

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